UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 3/31/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Shares	Value
Common Stocks—96.9%
Consumer Discretionary—13.6%
Auto Components—1.7%
Aptiv plc	91,020	$7,733,969
Visteon Corp.[1]	45,150	4,977,336
		12,711,305
Distributors—1.5%
Pool Corp.	75,390	11,023,526
Diversified Consumer Services—0.7%
Bright Horizons Family Solutions, Inc.[1]	47,810	4,767,613
Hotels, Restaurants & Leisure—4.2%
Hilton Worldwide Holdings, Inc.	143,333	11,288,907
Hyatt Hotels Corp., Cl. A	61,960	4,725,070
Royal Caribbean Cruises Ltd.	84,640	9,965,513
Vail Resorts, Inc.	22,190	4,919,523
		30,899,013
Household Durables—1.0%
DR Horton, Inc.	173,170	7,591,773
Multiline Retail—0.5%
Dollar Tree, Inc.[1]	39,680	3,765,632
Specialty Retail—1.9%
Burlington Stores, Inc.[1]	43,190	5,750,749
Ross Stores, Inc.	99,140	7,730,937
		13,481,686
Textiles, Apparel & Luxury Goods—2.1%
lululemon athletica, Inc.[1]	62,470	5,567,327
PVH Corp.	63,110	9,556,747
		15,124,074
Consumer Staples—2.0%
Beverages—0.8%
Constellation Brands, Inc., Cl. A	26,910	6,133,327
Food Products—1.2%
Lamb Weston Holdings, Inc.	143,580	8,359,228
Energy—2.1%
Oil, Gas & Consumable Fuels—2.1%
Cabot Oil & Gas Corp.	139,410	3,343,052
Diamondback Energy, Inc.[1]	92,093	11,651,606
		14,994,658
Financials—11.3%
Capital Markets—5.4%
Cboe Global Markets, Inc.	57,150	6,520,815
E*TRADE Financial Corp.[1]	210,960	11,689,294
MarketAxess Holdings, Inc.	15,090	3,281,170
MSCI, Inc., Cl. A	53,320	7,969,740
Raymond James Financial, Inc.	112,420	10,051,472
		39,512,491
Commercial Banks—2.9%
East West Bancorp, Inc.	129,660	8,108,936
SVB Financial Group[1]	52,760	12,662,928
		20,771,864
Insurance—1.9%
Athene Holding Ltd., Cl. A1	78,350	3,745,913
Progressive Corp. (The)	167,200	10,187,496
		13,933,409
Real Estate Investment Trusts (REITs)—1.1%
Equinix, Inc.	9,590	4,009,962
SBA Communications Corp., Cl. A1	22,630	3,867,920
		7,877,882
Health Care—14.2%
Biotechnology—1.7%
Exelixis, Inc.[1]	166,680	3,691,962
Neurocrine Biosciences, Inc.[1]	61,400	5,091,902

	Shares	Value
Biotechnology (Continued)
Sage Therapeutics, Inc.[1]	21,790	$3,509,715
		12,293,579
Health Care Equipment & Supplies—6.6%
ABIOMED, Inc.[1]	34,380	10,004,236
Align Technology, Inc.[1]	35,180	8,834,753
Edwards Lifesciences Corp.[1]	59,580	8,312,602
IDEXX Laboratories, Inc.[1]	56,830	10,876,694
Insulet Corp.[1]	54,040	4,684,187
Teleflex, Inc.	21,470	5,474,421
		48,186,893
Health Care Providers & Services—0.9%
WellCare Health Plans, Inc.[1]	33,870	6,558,248
Life Sciences Tools & Services—3.7%
Agilent Technologies, Inc.	187,870	12,568,503
Bio-Rad Laboratories, Inc., Cl. A1	16,430	4,108,814
ICON plc[1]	56,400	6,663,096
Mettler-Toledo International, Inc.[1]	6,160	3,542,185
		26,882,598
Pharmaceuticals—1.3%
Catalent, Inc.[1]	135,330	5,556,650
Zoetis, Inc., Cl. A	52,490	4,383,440
		9,940,090
Industrials—21.8%
Aerospace & Defense—2.0%
BWX Technologies, Inc.	107,670	6,840,275
L3 Technologies, Inc.	38,460	7,999,680
		14,839,955
Air Freight & Couriers—2.0%
XPO Logistics, Inc.[1]	145,750	14,838,808
Building Products—2.1%
A.O. Smith Corp.	121,720	7,740,175
Owens Corning	96,810	7,783,524
		15,523,699
Commercial Services & Supplies—4.1%
Cintas Corp.	37,170	6,340,459
Copart, Inc.[1]	235,070	11,972,115
Waste Connections, Inc.	157,525	11,300,843
		29,613,417
Electrical Equipment—1.0%
Rockwell Automation, Inc.	41,250	7,185,750
Industrial Conglomerates—1.4%
Roper Technologies, Inc.	37,400	10,497,806
Machinery—3.8%
IDEX Corp.	74,170	10,569,967
WABCO Holdings, Inc.[1]	55,440	7,421,753
Xylem, Inc.	128,920	9,916,526
		27,908,246
Professional Services—2.6%
CoStar Group, Inc.[1]	26,280	9,531,231
TransUnion[1]	161,180	9,151,800
		18,683,031
Road & Rail—1.4%
Knight-Swift Transportation Holdings, Inc., Cl. A	220,610	10,150,266
Trading Companies & Distributors—1.4%
United Rentals, Inc.[1]	57,650	9,957,884
Information Technology—26.7%
Electronic Equipment, Instruments, & Components—3.2%
Amphenol Corp., Cl. A	117,170	10,091,852
CDW Corp.	79,190	5,567,849
Cognex Corp.	71,070	3,694,929

1      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Electronic Equipment, Instruments, & Components (Continued)
Trimble, Inc.[1]	104,410	$3,746,231
		23,100,861
Internet Software & Services—2.4%
GrubHub, Inc.[1]	28,730	2,915,233
IAC/InterActiveCorp[1]	54,770	8,564,932
MercadoLibre, Inc.	16,430	5,855,488
		17,335,653
IT Services—6.3%
Black Knight, Inc.[1]	88,040	4,146,684
Broadridge Financial Solutions, Inc.	33,770	3,704,231
DXC Technology Co.	109,060	10,963,802
Global Payments, Inc.	102,000	11,375,040
Square, Inc., Cl. A1	70,610	3,474,012
Total System Services, Inc.	138,490	11,946,148
		45,609,917
Semiconductors & Semiconductor Equipment—4.6%
Lam Research Corp.	36,950	7,506,762
Marvell Technology Group Ltd.	173,620	3,646,020
Microchip Technology, Inc.	45,610	4,166,929
Monolithic Power Systems, Inc.	34,390	3,981,330
ON Semiconductor Corp.[1]	289,860	7,089,976
Teradyne, Inc.	162,390	7,422,847
		33,813,864
Software—10.2%
Atlassian Corp. plc, Cl. A1	113,360	6,112,371
Autodesk, Inc.[1]	54,180	6,803,924
Guidewire Software, Inc.[1]	45,440	3,672,915
PTC, Inc.[1]	137,280	10,709,213

	Shares		Value
Software (Continued)
Red Hat, Inc.[1]	80,670		$12,060,972
ServiceNow, Inc.[1]	71,264		11,790,629
Synopsys, Inc.[1]	85,930		7,152,813
Take-Two Interactive Software, Inc.[1]	89,220		8,723,932
Workday, Inc., Cl. A1	58,670		7,457,544
			74,484,313
Materials—5.2%
Chemicals—1.7%
Celanese Corp., Cl. A	55,110		5,522,573
Westlake Chemical Corp.	63,170		7,021,346
			12,543,919
Construction Materials—0.5%
Vulcan Materials Co.	28,250		3,225,302
Containers & Packaging—2.3%
Avery Dennison Corp.	69,380		7,371,625
Packaging Corp. of America	85,630		9,650,501
			17,022,126
Metals & Mining—0.7%
Steel Dynamics, Inc.	114,170		5,048,597
Total Common Stocks (Cost $552,947,948)			706,192,303
Investment Company—2.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[2,3] (Cost $17,291,489)	17,291,489		17,291,489
Total Investments, at Value (Cost $570,239,437)	99.3%		723,483,792
Net Other Assets (Liabilities)	0.7		5,324,833
Net Assets	100.0	% $	728,808,625

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	7,573,590	62,048,939	52,331,040	17,291,489

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$17,291,489	$36,488	$—	$—

2      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

3      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$99,364,622	$—	$—	$99,364,622
Consumer Staples	14,492,555	—	—	14,492,555
Energy	14,994,658	—	—	14,994,658
Financials	82,095,646	—	—	82,095,646
Health Care	103,861,408	—	—	103,861,408
Industrials	159,198,862	—	—	159,198,862
Information Technology	194,344,608	—	—	194,344,608
Materials	37,839,944	—	—	37,839,944
Investment Company	17,291,489	—	—	17,291,489
Total Assets	$723,483,792	$—	$—	$723,483,792

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between

4      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

4. Market Risk Factors (Continued)

price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Shares	Value
Common Stocks—34.7%
Consumer Discretionary—3.3%
Auto Components—0.3%
Visteon Corp.[1]	6,210	$684,590
Diversified Consumer Services—0.0%
Houghton Mifflin Harcourt Co.[1]	2,879	20,009
Hotels, Restaurants & Leisure—0.7%
Cedar Fair LP2	5,485	350,382
McDonald’s Corp.	5,926	1,042,867
Starbucks Corp.	198	11,462
		1,404,711
Household Durables—0.3%
Mohawk Industries, Inc.[1]	2,468	573,119
Newell Brands, Inc.	569	14,498
		587,617
Internet & Catalog Retail—0.0%
Amazon.com, Inc.[1]	36	52,104
Booking Holdings, Inc.[1]	5	10,402
FTD Cos., Inc.[1]	2,792	10,163
Netflix, Inc.[1]	25	7,384
		80,053
Leisure Products—0.0%
American Outdoor Brands Corp.[1]	2,100	21,672
Media—0.0%
Walt Disney Co. (The)	166	16,673
Multiline Retail—0.0%
Fred’s, Inc., Cl. A	6,400	19,136
Specialty Retail—1.3%
Bed Bath & Beyond, Inc.	712	14,945
Burlington Stores, Inc.[1]	5,706	759,754
CarMax, Inc.[1]	9,248	572,821
GNC Holdings, Inc., Cl. A1	2,128	8,214
Lowe’s Cos., Inc.	15,166	1,330,817
Office Depot, Inc.	5,174	11,124
Sally Beauty Holdings, Inc.[1]	1,070	17,602
Signet Jewelers Ltd.	202	7,781
Sportsman’s Warehouse Holdings, Inc.[1]	1,968	8,029
TravelCenters of America LLC[1]	2,837	10,213
		2,741,300
Textiles, Apparel & Luxury Goods—0.7%
Hanesbrands, Inc.	332	6,115
NIKE, Inc., Cl. B	20,152	1,338,899
		1,345,014
Consumer Staples—1.5%
Beverages—0.1%
Boston Beer Co., Inc. (The), Cl. A1	105	19,850
Constellation Brands, Inc., Cl. A	35	7,977
Molson Coors Brewing Co., Cl. B	268	20,189
PepsiCo, Inc.	173	18,883
		66,899
Food & Staples Retailing—0.2%
CVS Health Corp.	334	20,778
Kroger Co. (The)	647	15,489
Rite Aid Corp.[1]	174,233	292,712
SpartanNash Co.	1,104	19,000
SUPERVALU, Inc.[1]	1,218	18,550
		366,529
Food Products—0.6%
Campbell Soup Co.	536	23,214
Dean Foods Co.	2,040	17,585
Kellogg Co.	330	21,453
Kraft Heinz Co. (The)	10,519	655,229
Pinnacle Foods, Inc.	10,554	570,972

	Shares	Value
Food Products (Continued)
TreeHouse Foods, Inc.[1]	431	$16,494
		1,304,947
Household Products—0.3%
Spectrum Brands Holdings, Inc.	5,960	618,052
Personal Products—0.0%
Avon Products, Inc.[1]	5,655	16,060
Coty, Inc., Cl. A	963	17,623
		33,683
Tobacco—0.3%
Altria Group, Inc.	389	24,242
British American Tobacco plc	10,850	629,855
Philip Morris International, Inc.	119	11,829
Universal Corp.	385	18,672
		684,598
Energy—1.8%
Oil, Gas & Consumable Fuels—1.8%
EQT Corp.	20,307	964,785
Exxon Mobil Corp.	27,360	2,041,330
Gulfport Energy Corp.[1]	1,046	10,094
Matador Resources Co.[1]	192	5,743
Noble Energy, Inc.	177	5,363
Range Resources Corp.	1,041	15,136
Shell Midstream Partners LP2	29,695	625,080
		3,667,531
Financials—5.8%
Capital Markets—0.9%
Bank of New York Mellon Corp. (The)	12,060	621,452
Charles Schwab Corp. (The)	186	9,713
Intercontinental Exchange, Inc.	15,789	1,145,018
		1,776,183
Commercial Banks—2.5%
Citigroup, Inc.	11,360	766,800
IBERIABANK Corp.	7,010	546,780
JPMorgan Chase & Co.	21,510	2,365,455
Signature Bank (New York)[1]	4,590	651,550
SunTrust Banks, Inc.	14,070	957,323
		5,287,908
Consumer Finance—0.4%
Synchrony Financial	25,510	855,351
Insurance—1.2%
American International Group, Inc.	17,710	963,778
Axis Capital Holdings Ltd.	467	26,885
Chubb Ltd.	5,200	711,204
Marsh & McLennan Cos., Inc.	101	8,342
Progressive Corp. (The)	12,625	769,241
		2,479,450
Real Estate Investment Trusts (REITs)—0.6%
AGNC Investment Corp.	1,334	25,239
American Tower Corp.	31	4,506
CYS Investments, Inc.	3,467	23,298
EPR Properties	6,810	377,274
Mid-America Apartment Communities, Inc.	8,707	794,427
		1,224,744
Real Estate Management & Development—0.2%
Realogy Holdings Corp.	12,240	333,907
Health Care—4.5%
Biotechnology—0.6%
AbbVie, Inc.	166	15,712
Alexion Pharmaceuticals, Inc.[1]	39	4,347
BioMarin Pharmaceutical, Inc.[1]	3,030	245,642
Celgene Corp.[1]	130	11,597
Exact Sciences Corp.[1]	9,130	368,213

1        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
Exelixis, Inc.[1]	137	$3,035
Sage Therapeutics, Inc.[1]	1,120	180,399
Vertex Pharmaceuticals, Inc.[1]	2,280	371,594
		1,200,539
Health Care Equipment & Supplies—1.2%
Becton Dickinson & Co.	2,550	552,585
Boston Scientific Corp.[1]	353	9,644
CryoPort, Inc.[1]	7,880	67,768
IDEXX Laboratories, Inc.[1]	36	6,890
Intuitive Surgical, Inc.[1]	1,399	577,549
NuVasive, Inc.[1]	7,240	378,000
Stryker Corp.	5,641	907,750
		2,500,186
Health Care Providers & Services—1.0%
Aceto Corp.	2,110	16,036
Anthem, Inc.	4,230	929,331
Centene Corp.[1]	3,200	341,984
Humana, Inc.	39	10,484
Laboratory Corp. of America Holdings[1]	280	45,290
LifePoint Health, Inc.[1]	380	17,860
UnitedHealth Group, Inc.	104	22,256
WellCare Health Plans, Inc.[1]	2,990	578,954
		1,962,195
Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	10,601	709,207
Illumina, Inc.[1]	29	6,856
		716,063
Pharmaceuticals—1.4%
AstraZeneca plc, Sponsored ADR	624	21,821
Bayer AG, ADR	27,990	790,857
Johnson & Johnson	10,231	1,311,103
Mallinckrodt plc[1]	551	7,979
Merck & Co., Inc.	14,606	795,589
		2,927,349
Industrials—4.6%
Aerospace & Defense—0.8%
Boeing Co. (The)	2,675	877,079
Lockheed Martin Corp.	2,422	818,466
		1,695,545
Air Freight & Couriers—0.3%
XPO Logistics, Inc.[1]	5,428	552,625
Airlines—0.2%
Spirit Airlines, Inc.[1]	12,853	485,586
Building Products—0.3%
Lennox International, Inc.	2,660	543,624
Commercial Services & Supplies—0.9%
ACCO Brands Corp.	631	7,919
Essendant, Inc.	2,103	16,403
KAR Auction Services, Inc.	19,839	1,075,274
RR Donnelley & Sons Co.	2,093	18,272
Waste Connections, Inc.	9,446	677,656
		1,795,524
Construction & Engineering—0.2%
Dycom Industries, Inc.[1]	4,040	434,825
Industrial Conglomerates—0.0%
General Electric Co.	1,210	16,311
Machinery—1.0%
Cummins, Inc.	4,592	744,318
Illinois Tool Works, Inc.	4,120	645,439
Stanley Black & Decker, Inc.	4,176	639,763
Wabtec Corp.	98	7,977
		2,037,497

	Shares	Value
Professional Services—0.4%
Equifax, Inc.	46	$5,419
Korn/Ferry International	18,020	929,652
On Assignment, Inc.[1]	127	10,399
		945,470
Road & Rail—0.3%
Canadian Pacific Railway Ltd.	3,860	681,290
Trading Companies & Distributors—0.2%
Fastenal Co.	8,232	449,385
Information Technology—10.0%
Communications Equipment—0.4%
Palo Alto Networks, Inc.[1]	4,393	797,417
Internet Software & Services—2.8%
Alphabet, Inc., Cl. C1	1,935	1,996,514
eBay, Inc.[1]	30,463	1,225,831
Envestnet, Inc.[1]	96	5,501
Facebook, Inc., Cl. A1	8,433	1,347,509
Pandora Media, Inc.[1]	3,117	15,679
Q2 Holdings, Inc.[1]	8,100	368,955
Yelp, Inc., Cl. A1	18,002	751,583
		5,711,572
IT Services—1.7%
CACI International, Inc., Cl. A1	35	5,297
DXC Technology Co.	8,450	849,479
First Data Corp., Cl. A1	43,310	692,960
Mastercard, Inc., Cl. A	8,325	1,458,207
PayPal Holdings, Inc.[1]	176	13,353
Teradata Corp.[1]	13,720	544,273
Total System Services, Inc.	105	9,057
		3,572,626
Semiconductors & Semiconductor Equipment—0.8%
Applied Materials, Inc.	13,389	744,562
Broadcom Ltd.	48	11,311
Microchip Technology, Inc.	10,225	934,156
Texas Instruments, Inc.	130	13,506
		1,703,535
Software—2.6%
Activision Blizzard, Inc.	12,200	823,012
BlackBerry Ltd.[1]	639	7,348
Microsoft Corp.	24,728	2,256,925
MobileIron, Inc.[1]	2,738	13,553
Pegasystems, Inc.	14,647	888,340
PTC, Inc.[1]	190	14,822
Snap, Inc., Cl. A1	45,595	723,593
Zynga, Inc., Cl. A1	185,962	680,621
		5,408,214
Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.	16,227	2,722,566
Diebold Nixdorf, Inc.	1,109	17,078
Western Digital Corp.	8,877	819,081
		3,558,725
Materials—1.0%
Chemicals—0.2%
DowDuPont, Inc.	207	13,188
Valvoline, Inc.	18,870	417,593
		430,781
Construction Materials—0.0%
Vulcan Materials Co.	61	6,964
Containers & Packaging—0.4%
Sealed Air Corp.	17,620	753,960
Metals & Mining—0.4%
Compass Minerals International, Inc.	9,310	561,393
Franco-Nevada Corp.	125	8,549
Kaiser Aluminum Corp.	50	5,045

2        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Shares	Value
Metals & Mining (Continued)
Osisko Gold Royalties Ltd.	33,653	$324,945
Tahoe Resources, Inc.	2,088	9,793
		909,725
Telecommunication Services—1.0%
Diversified Telecommunication Services—0.7%
AT&T, Inc.	693	24,705
ORBCOMM, Inc.[1]	375	3,514
Verizon Communications, Inc.	23,374	1,117,745
Zayo Group Holdings, Inc.[1]	10,890	372,002
		1,517,966
Wireless Telecommunication Services—0.3%
T-Mobile US, Inc.[1]	8,179	499,246
Utilities—1.2%
Electric Utilities—0.5%
Edison International	292	18,589
PG&E Corp.	20,350	893,975
Southern Co. (The)	322	14,381
		926,945
Gas Utilities—0.2%
Suburban Propane Partners LP2	22,881	503,611
Multi-Utilities—0.5%
Centrica plc, Sponsored ADR	2,966	24,351
Dominion Energy, Inc.	288	19,420
National Grid plc	46,590	523,943
National Grid plc, Sponsored ADR	385	21,725
SCANA Corp.	13,394	502,945
		1,092,384
Total Common Stocks (Cost $63,737,417)		71,958,242

	Principal Amount
Asset-Backed Securities—9.5%
American Credit Acceptance Receivables Trust:
Series 2014-4, Cl. D, 5.24%, 2/10/22[3]	$60,000	60,051
Series 2015-3, Cl. B, 3.56%, 10/12/21[3]	46,366	46,412
Series 2015-3, Cl. C, 4.84%, 10/12/21[3]	470,000	475,448
Series 2015-3, Cl. D, 5.86%, 7/12/22[3]	135,000	136,726
Series 2017-3, Cl. B, 2.25%, 1/11/21[3]	70,000	69,621
Series 2017-4, Cl. B, 2.61%, 5/10/21[3]	69,000	68,703
Series 2017-4, Cl. C, 2.94%, 1/10/24[3]	195,000	194,291
Series 2017-4, Cl. D, 3.57%, 1/10/24[3]	246,000	244,333
AmeriCredit Automobile Receivables Trust:
Series 2015-2, Cl. D, 3.00%, 6/8/21	245,000	245,052
Series 2017-2, Cl. D, 3.42%, 4/18/23	320,000	318,945
Series 2017-4, Cl. D, 3.08%, 12/18/23	145,000	143,239
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 2.427%
[LIBOR01M+65], 8/16/21[3,4]	105,000	105,204
Series 2016-1, Cl. A1, 1.78%, 6/15/22	340,000	336,500
Series 2016-1, Cl. A2, 2.627%
[LIBOR01M+85], 6/15/22[4]	615,000	619,464
Capital Auto Receivables Asset Trust:
Series 2014-1, Cl. D, 3.39%, 7/22/19	62,886	62,904
Series 2017-1, Cl. D, 3.15%, 2/20/25[3]	40,000	39,657
Capital One Multi-Asset Execution
Trust, Series 2016-A3, Cl. A3, 1.34%,
4/15/22	560,000	551,994
CarFinance Capital Auto Trust:
Series 2014-1A, Cl. D, 4.90%, 4/15/20[3]	160,000	161,113
Series 2015-1A, Cl. A, 1.75%, 6/15/21[3]	25,078	25,019
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	115,000	114,897
Series 2015-3, Cl. D, 3.27%, 3/15/22	330,000	330,400
Series 2016-1, Cl. D, 3.11%, 8/15/22	220,000	219,787
Series 2016-3, Cl. D, 2.94%, 1/17/23	125,000	123,727
Series 2016-4, Cl. D, 2.91%, 4/17/23	275,000	271,621
Series 2017-1, Cl. D, 3.43%, 7/17/23	245,000	244,815

	Principal Amount	Value
Asset-Backed Securities (Continued)
CarMax Auto Owner Trust: (Continued)
Series 2017-4, Cl. D, 3.30%, 5/15/24	$110,000	$109,026
Series 2018-1, Cl. D, 3.37%, 7/15/24	75,000	74,386
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[3]	250,000	245,644
Series 2018-1, Cl. B, 3.09%, 6/16/25[3]	90,000	89,668
Series 2018-1, Cl. C, 3.42%, 6/16/25[3]	25,000	24,910
CIG Auto Receivables Trust, Series
2017-1A, Cl. A, 2.71%, 5/15/23[3]	113,071	112,456
Citibank Credit Card Issuance Trust,
Series 2014-A6, Cl. A6, 2.15%, 7/15/21	110,000	109,419
CNH Equipment Trust, Series 2017-C,
Cl. B, 2.54%, 5/15/25	70,000	68,664
CPS Auto Receivables Trust:
Series 2013-C, Cl. D, 6.59%, 8/15/19[3]	110,000	110,548
Series 2017-C, Cl. A, 1.78%, 9/15/20[3]	59,023	58,773
Series 2017-C, Cl. B, 2.30%, 7/15/21[3]	105,000	104,135
Series 2017-D, Cl. B, 2.43%, 1/18/22[3]	180,000	178,205
Series 2018-A, Cl. B, 2.77%, 4/18/22[3]	145,000	144,175
CPS Auto Trust, Series 2017-A, Cl. B,
2.68%, 5/17/21[3]	35,000	34,867
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[3]	220,000	217,849
Series 2018-1A, Cl. B, 3.60%, 4/15/27[3]	135,000	134,599
Series 2018-1A, Cl. C, 3.77%, 6/15/27[3]	190,000	189,458
CWABS Asset-Backed Certificates
Trust, Series 2005-14, Cl. 1A1, 2.102%
[US0001M+23], 4/25/36[4]	8,094	8,113
Dell Equipment Finance Trust, Series
2017-2, Cl. B, 2.47%, 10/24/22[3]	75,000	73,926
Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	310,000	306,555
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	615,000	610,939
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	660,000	648,673
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[3]	20,000	20,191
Series 2015-CA, Cl. D, 4.20%, 9/15/21[3]	70,000	70,902
Series 2016-CA, Cl. C, 3.02%, 11/15/21[3]	150,000	150,264
Series 2016-CA, Cl. D, 4.18%, 3/15/24[3]	170,000	172,876
Series 2017-1, Cl. B, 2.36%, 3/15/21	165,000	164,568
Series 2017-2, Cl. B, 2.25%, 6/15/21	105,000	104,747
Series 2017-2, Cl. C, 2.75%, 9/15/23	115,000	114,402
Series 2017-3, Cl. C, 2.80%, 7/15/22	120,000	119,684
Series 2017-AA, Cl. C, 2.98%, 1/18/22[3]	195,000	195,120
Series 2017-AA, Cl. D, 4.16%, 5/15/24[3]	225,000	228,828
Series 2017-BA, Cl. D, 3.72%, 10/17/22[3]	235,000	236,964
Series 2018-1, Cl. D, 3.81%, 5/15/24	160,000	160,419
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[3]	75,000	77,411
Series 2017-1A, Cl. C, 2.70%, 11/15/22[3]	95,000	94,674
Series 2017-1A, Cl. D, 3.55%, 11/15/22[3]	150,000	149,588
Series 2017-1A, Cl. E, 5.79%, 2/15/24[3]	160,000	162,932
Series 2017-2A, Cl. B, 2.44%, 2/15/21[3]	140,000	139,795
Series 2017-2A, Cl. D, 3.89%, 1/15/23[3]	180,000	180,264
Series 2017-3A, Cl. B, 2.40%, 5/17/21[3]	200,000	199,073
Series 2017-3A, Cl. E, 5.60%, 8/15/24[3]	155,000	156,674
Series 2017-4A, Cl. D, 3.47%, 7/17/23[3]	205,000	203,064
Series 2017-4A, Cl. E, 5.15%, 11/15/24[3]	150,000	149,538

3        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
DT Auto Owner Trust: (Continued)
Series 2018-1A, Cl. B, 3.04%, 1/18/22[3]	$155,000	$154,987
Element Rail Leasing I LLC, Series
2014-1A, Cl. A1, 2.299%, 4/19/44[3]	177,471	176,377
Evergreen Credit Card Trust,
Series 2016-3, Cl. A, 2.277%
[LIBOR01M+50], 11/16/20[3,4]	480,000	481,250
Exeter Automobile Receivables Trust,
Series 2018-1A, Cl. B, 2.75%, 4/15/22[3]	155,000	153,953
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[3]	20,000	20,227
Series 2016-1, Cl. C, 6.22%, 6/15/22[3]	380,000	398,776
FRS I LLC, Series 2013-1A, Cl. A1,
1.80%, 4/15/43[3]	14,391	14,278
GLS Auto Receivables Trust, Series
2018-1A, Cl. A, 2.82%, 7/15/22[3]	384,028	382,695
GM Financial Automobile Leasing Trust,
Series 2017-3, Cl. C, 2.73%, 9/20/21	120,000	118,892
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 5.172%
[LIBOR01M+330], 9/27/21[3,4]	80,000	80,108
Series 2017-1, Cl. C, 3.422%
[LIBOR01M+155], 6/27/22[3,4]	60,000	60,320
Series 2017-1, Cl. D, 4.172%
[LIBOR01M+230], 6/27/22[3,4]	75,000	75,068
Santander Drive Auto Receivables Trust:
Series 2016-2, Cl. D, 3.39%, 4/15/22	115,000	115,787
Series 2017-1, Cl. D, 3.17%, 4/17/23	175,000	174,008
Series 2017-1, Cl. E, 5.05%, 7/15/24[3]	410,000	419,660
Series 2017-3, Cl. D, 3.20%, 11/15/23	415,000	411,450
Series 2018-1, Cl. D, 3.32%, 3/15/24	110,000	108,613
Santander Retail Auto Lease Trust,
Series 2017-A, Cl. C, 2.96%, 11/21/22[3]	195,000	192,928
TCF Auto Receivables Owner Trust,
Series 2015-1A, Cl. D, 3.53%, 3/15/22[3]	190,000	188,913
United Auto Credit Securitization Trust,
Series 2018-1, Cl. C, 3.05%, 9/10/21[3]	240,000	239,082
Verizon Owner Trust, Series 2017-3A,
Cl. A1A, 2.06%, 4/20/22[3]	195,000	192,508
Veros Automobile Receivables Trust,
Series 2017-1, Cl. A, 2.84%, 4/17/23[3]	121,524	121,086
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[3]	270,000	277,397
Series 2017-2A, Cl. E, 4.63%, 7/15/24[3]	265,000	265,639
Series 2018-1A, Cl. C, 2.92%, 5/15/23[3]	160,000	159,229
Series 2018-1A, Cl. D, 3.41%, 5/15/23[3]	315,000	314,684
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	150,000	148,996
Series 2016-B, Cl. A, 1.44%, 6/15/22	380,000	378,442
Series 2017-A, Cl. A, 2.12%, 3/15/24	430,000	423,880
Series 2017-B, Cl. A, 1.98%, 6/15/23	325,000	322,108
Series 2017-C, Cl. A, 2.31%, 8/15/24	430,000	422,852
Series 2018-A, Cl. A, 3.07%, 12/16/24	540,000	541,253
Total Asset-Backed Securities (Cost $19,739,806)		19,652,335
Mortgage-Backed Obligations—34.8%
Government Agency—23.1%
FHLMC/FNMA/FHLB/Sponsored—15.0%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	2,506	2,522
5.00%, 12/1/34	2,173	2,342
5.50%, 9/1/39	280,798	305,591
6.50%, 7/1/28-4/1/34	20,703	23,332
7.00%, 10/1/31-10/1/37	72,698	80,176
9.00%, 8/1/22-5/1/25	1,317	1,407

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 69.393%, 4/1/27[5]	$50,809	$10,332
Series 192,Cl. IO, 99.999%, 2/1/28[5]	14,967	3,157
Series 243,Cl. 6, 4.587%, 12/15/32[5]	39,811	6,763
Federal Home Loan Mortgage Corp.,
Mtg.-Linked Amortizing Global Debt
Securities, Series 2012-1, Cl. A10,
2.06%, 1/15/22	139,669	137,689
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 4.198%, 6/1/26[6]	15,271	14,051
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2427,Cl. ZM, 6.50%, 3/15/32	87,741	97,869
Series 2461,Cl. PZ, 6.50%, 6/15/32	35,109	38,339
Series 2626,Cl. TB, 5.00%, 6/15/33	59,250	61,622
Series 2635,Cl. AG, 3.50%, 5/15/32	29,994	30,064
Series 2707,Cl. QE, 4.50%, 11/15/18	28,745	28,827
Series 2770,Cl. TW, 4.50%, 3/15/19	1,908	1,920
Series 3010,Cl. WB, 4.50%, 7/15/20	9,188	9,325
Series 3025,Cl. SJ, 18.236% [(3.667) x
LIBOR01M+2,475], 8/15/35[4]	12,612	17,428
Series 3030,Cl. FL, 2.177%
[LIBOR01M+40], 9/15/35[4]	68,171	68,488
Series 3741,Cl. PA, 2.15%, 2/15/35	44,789	44,750
Series 3815,Cl. BD, 3.00%, 10/15/20	824	825
Series 3822,Cl. JA, 5.00%, 6/15/40	27,507	28,361
Series 3840,Cl. CA, 2.00%, 9/15/18	586	585
Series 3848,Cl. WL, 4.00%, 4/15/40	69,565	70,674
Series 3857,Cl. GL, 3.00%, 5/15/40	4,414	4,398
Series 4221,Cl. HJ, 1.50%, 7/15/23	442,240	433,178
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 60.513%, 3/15/29[5]	37,941	5,438
Series 2796,Cl. SD, 48.178%, 7/15/26[5]	68,174	8,822
Series 2920,Cl. S, 6.432%, 1/15/35[5]	359,479	54,926
Series 2922,Cl. SE, 9.035%, 2/15/35[5]	21,592	2,964
Series 2981,Cl. AS, 5.777%, 5/15/35[5]	197,831	22,934
Series 3397,Cl. GS, 0.00%, 12/15/37[5,7]	22,778	3,919
Series 3424,Cl. EI, 0.00%, 4/15/38[5,7]	10,614	811
Series 3450,Cl. BI, 11.312%, 5/15/38[5]	63,461	9,302
Series 3606,Cl. SN, 14.077%,
12/15/39[5]	34,202	4,513
Federal National Mortgage Assn.:
2.50%, 4/1/33[8]	2,270,000	2,223,188
3.00%, 4/1/33[8]	1,750,000	1,747,121
3.50%, 4/1/48[8]	12,650,000	12,668,935
4.00%, 4/1/48[8]	3,485,000	3,574,951
4.50%, 4/1/48[8]	4,875,000	5,103,532
5.00%, 4/1/48[8]	2,020,000	2,157,447
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	1,511	1,536
5.50%, 9/1/20	1,195	1,215
6.00%, 3/1/37	109,289	122,359
6.50%, 10/1/19	18	18
7.00%, 10/1/35	8,292	8,567
7.50%, 1/1/33	51,967	60,193
8.50%, 7/1/32	1,587	1,618
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[5]	95,052	11,680
Series 233,Cl. 2, 63.389%, 8/25/23[5]	62,252	9,046
Series 252,Cl. 2, 99.999%, 11/25/23[5]	83,431	11,730
Series 319,Cl. 2, 11.186%, 2/25/32[5]	22,372	5,042
Series 320,Cl. 2, 44.527%, 4/25/32[5]	8,167	2,008
Series 321,Cl. 2, 16.233%, 4/25/32[5]	80,629	19,168
Series 331,Cl. 9, 20.511%, 2/25/33[5]	95,484	19,319
Series 334,Cl. 17, 20.541%, 2/25/33[5]	51,488	12,736

4        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 339,Cl. 12, 0.00%, 6/25/33[5,7]	$70,194	$18,373
Series 339,Cl. 7, 0.00%, 11/25/33[5,7]	199,610	44,459
Series 343,Cl. 13, 0.00%, 9/25/33[5,7]	74,481	15,703
Series 345,Cl. 9, 0.00%, 1/25/34[5,7]	66,918	15,628
Series 351,Cl. 10, 0.00%, 4/25/34[5,7]	8,750	2,179
Series 351,Cl. 8, 0.00%, 4/25/34[5,7]	31,292	6,187
Series 356,Cl. 10, 0.00%, 6/25/35[5,7]	21,845	4,726
Series 356,Cl. 12, 0.00%, 2/25/35[5,7]	11,720	2,561
Series 362,Cl. 13, 0.00%, 8/25/35[5,7]	84,522	21,155
Series 364,Cl. 16, 0.00%, 9/25/35[5,7]	60,591	15,182
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%,
11/25/28	35,241	38,386
Series 2003-100,Cl. PA, 5.00%,
10/25/18	9,312	9,328
Series 2003-130,Cl. CS, 10.357% [(2) x
LIBOR01M+1,410], 12/25/33[4]	4,073	4,246
Series 2003-84,Cl. GE, 4.50%, 9/25/18	910	912
Series 2004-25,Cl. PC, 5.50%, 1/25/34	30,588	30,914
Series 2005-104,Cl. MC, 5.50%,
12/25/25	142,359	151,167
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	270,938
Series 2005-73,Cl. DF, 2.122%
[LIBOR01M+25], 8/25/35[4]	72,875	73,170
Series 2006-11,Cl. PS, 17.705%
[(3.667) x LIBOR01M+2,456.67],
3/25/36[4]	52,638	77,677
Series 2006-46,Cl. SW, 17.337%
[(3.667) x LIBOR01M+2,419.92],
6/25/36[4]	34,839	49,024
Series 2006-50,Cl. KS, 17.338%
[(3.667) x LIBOR01M+2,420], 6/25/36[4]	7,098	10,291
Series 2008-75,Cl. DB, 4.50%, 9/25/23	5,830	5,843
Series 2009-113,Cl. DB, 3.00%,
12/25/20	23,925	23,950
Series 2009-36,Cl. FA, 2.812%
[LIBOR01M+94], 6/25/37[4]	31,087	31,801
Series 2009-70,Cl. TL, 4.00%, 8/25/19	31,729	31,740
Series 2010-43,Cl. KG, 3.00%, 1/25/21	19,469	19,505
Series 2011-15,Cl. DA, 4.00%, 3/25/41	18,196	18,249
Series 2011-3,Cl. EL, 3.00%, 5/25/20	36,932	36,939
Series 2011-3,Cl. KA, 5.00%, 4/25/40	104,412	109,356
Series 2011-38,Cl. AH, 2.75%, 5/25/20	605	604
Series 2011-82,Cl. AD, 4.00%, 8/25/26	51,048	51,288
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 7.708%,
11/25/31[5]	87,483	17,362
Series 2001-81,Cl. S, 19.003%,
1/25/32[5]	21,944	3,750
Series 2002-47,Cl. NS, 15.215%,
4/25/32[5]	61,247	10,918
Series 2002-51,Cl. S, 15.582%,
8/25/32[5]	56,239	9,562
Series 2002-52,Cl. SD, 39.12%,
9/25/32[5]	87,719	16,031
Series 2002-77,Cl. SH, 24.88%,
12/18/32[5]	32,681	5,568
Series 2002-84,Cl. SA, 4.816%,
12/25/32[5]	84,277	14,385
Series 2002-9,Cl. MS, 19.488%,
3/25/32[5]	23,434	4,224
Series 2003-33,Cl. SP, 7.742%,
5/25/33[5]	89,274	18,350
Series 2003-4,Cl. S, 2.535%, 2/25/33[5]	48,682	9,667

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-46,Cl. IH, 0.00%,
6/25/23[5,7]	$146,329	$14,149
Series 2004-54,Cl. DS, 48.841%,
11/25/30[5]	66,835	10,407
Series 2004-56,Cl. SE, 3.968%,
10/25/33[5]	17,112	3,047
Series 2005-12,Cl. SC, 23.714%,
3/25/35[5]	10,189	1,275
Series 2005-14,Cl. SE, 17.012%,
3/25/35[5]	34,057	4,005
Series 2005-40,Cl. SA, 25.30%,
5/25/35[5]	182,598	25,343
Series 2005-52,Cl. JH, 27.376%,
5/25/35[5]	464,302	58,505
Series 2005-93,Cl. SI, 1.438%,
10/25/35[5]	40,443	5,800
Series 2007-88,Cl. XI, 0.00%,
6/25/37[5,7]	88,660	14,083
Series 2008-55,Cl. SA, 0.00%,
7/25/38[5,7]	30,679	3,176
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,7]	533	26
Series 2011-96,Cl. SA, 3.838%,
10/25/41[5]	116,251	16,926
Series 2012-134,Cl. SA, 3.494%,
12/25/42[5]	421,359	73,652
Series 2012-40,Cl. PI, 5.433%,
4/25/41[5]	223,640	34,862
Federal National Mortgage Assn.,
Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates,
Principal-Only Stripped Mtg.-Backed
Security, Series 1993-184, Cl. M,
5.343%, 9/25/23[6]	34,901	32,327
		30,997,934
GNMA/Guaranteed—8.1%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	11,579	11,673
7.50%, 1/15/23-6/15/24	18,816	19,509
8.00%, 4/15/23	7,416	7,851
Government National Mortgage Assn. II Pool:
3.50%, 4/1/48[8]	4,240,000	4,279,105
4.00%, 4/1/48[8]	8,810,000	9,053,245
4.50%, 4/1/48[8]	3,305,000	3,435,469
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.579%,
2/16/32[5]	103,533	1,107
Series 2002-76,Cl. SY, 4.026%,
12/16/26[5]	186,379	20,903
Series 2007-17,Cl. AI, 44.05%,
4/16/37[5]	287,194	42,533
Series 2011-52,Cl. HS, 23.091%,
4/16/41[5]	138,527	16,907
		16,888,302
Non-Agency—11.7%
Commercial—6.2%
BCAP LLC Trust, Series 2011-R11,
Cl. 18A5, 3.41% [H15T1Y+210],
9/26/35[3,4]	70,150	70,469
Benchmark Mortgage Trust, Interest-
Only Commercial Mtg. Pass-Through
Certificates, Series 2018-B1, Cl. XA,
10.10%, 1/15/51[5]	2,197,949	90,102
CD Commercial Mortgage Trust:
Series 2016-CD2,Cl. AM, 3.668%,
11/10/49[9]	155,000	154,841

5        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
CD Commercial Mortgage Trust: (Continued)
Series 2017-CD3,Cl. AS, 3.833%,
2/10/50	$210,000	$211,558
CD Mortgage Trust, Interest-Only
Commercial Mtg. Pass-Through
Certificates, Series 2017-CD6, Cl. XA,
12.215%, 11/13/50[5]	887,544	57,482
Chase Mortgage Finance Trust, Series
2005-A2, Cl. 1A3, 3.52%, 1/25/36[9]	123,410	121,005
Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%,
9/10/45	112,568	112,042
Series 2014-GC21,Cl. AAB, 3.477%,
5/10/47	105,000	106,586
Citigroup Commercial Mortgage Trust,
Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 2017-C4,
Cl. XA, 11.779%, 10/12/50[5]	2,364,928	181,306
COMM Mortgage Trust:
Series 2012-CR3,Cl. ASB, 2.372%,
10/15/45	22,910	22,672
Series 2012-LC4,Cl. A3, 3.069%,
12/10/44	43,613	43,698
Series 2013-CR13,Cl. ASB, 3.706%,
11/10/46	195,000	199,166
Series 2013-CR6,Cl. AM, 3.147%,
3/10/46[3]	255,000	252,322
Series 2013-CR7,Cl. D, 4.285%,
3/10/46[3,9]	340,000	245,067
Series 2014-CR17,Cl. ASB, 3.598%,
5/10/47	255,000	260,322
Series 2014-CR20,Cl. ASB, 3.305%,
11/10/47	70,000	70,541
Series 2014-CR21,Cl. AM, 3.987%,
12/10/47	865,000	884,634
Series 2014-LC15,Cl. AM, 4.198%,
4/10/47	140,000	144,548
Series 2014-UBS6,Cl. AM, 4.048%,
12/10/47	495,000	506,155
Series 2015-CR22,Cl. A2, 2.856%,
3/10/48	115,000	115,242
Series 2015-CR23,Cl. AM, 3.801%,
5/10/48	280,000	284,234
COMM Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series
2012-CR5, Cl. XA, 0.00%, 12/10/45[5,7]	328,319	19,406
CSMC Mortgage-Backed Trust, Series
2006-6, Cl. 1A4, 6.00%, 7/25/36	137,064	115,729
Deutsche Bank Commercial Mortgage
Trust, Series 2016-C1, Cl. AM, 3.539%,
5/10/49	155,000	153,791
First Horizon Alternative Mortgage
Securities Trust, Series 2005-FA8,
Cl. 1A6, 2.522% [US0001M+65],
11/25/35[4]	82,359	59,227
FREMF Mortgage Trust:
Series 2013-K25,Cl. C, 3.62%,
11/25/45[3,9]	60,000	58,581
Series 2013-K26,Cl. C, 3.599%,
12/25/45[3,9]	40,000	38,997
Series 2013-K27,Cl. C, 3.496%,
1/25/46[3,9]	110,000	106,658
Series 2013-K28,Cl. C, 3.49%,
6/25/46[3,9]	450,000	437,819
Series 2013-K713,Cl. C, 3.164%,
4/25/46[3,9]	145,000	144,795
Series 2014-K715,Cl. C, 4.125%,
2/25/46[3,9]	35,000	35,105

	Principal Amount	Value
Commercial (Continued)
GS Mortgage Securities Corp. Trust,
Series 2012-SHOP, Cl. A, 2.933%,
6/5/31[3]	$460,000	$461,331
GS Mortgage Securities Trust:
Series 2013-GC12,Cl. AAB, 2.678%,
6/10/46	35,000	34,747
Series 2013-GC16,Cl. AS, 4.649%,
11/10/46	65,000	69,011
Series 2014-GC18,Cl. AAB, 3.648%,
1/10/47	90,000	91,719
GSMSC Pass-Through Trust, Series
2009-3R, Cl. 1A2, 6.00%, 4/25/37[3,9]	246,906	238,200
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6,Cl. ASB, 3.144%,
5/15/45	149,867	150,465
Series 2012-LC9,Cl. A4, 2.611%,
12/15/47	25,000	24,656
Series 2013-C10,Cl. AS, 3.372%,
12/15/47	325,000	322,675
Series 2013-C16,Cl. AS, 4.517%,
12/15/46	330,000	345,440
Series 2013-LC11,Cl. AS, 3.216%,
4/15/46	78,000	77,321
Series 2013-LC11,Cl. ASB, 2.554%,
4/15/46	54,025	53,456
Series 2014-C20,Cl. AS, 4.043%,
7/15/47	245,000	250,441
Series 2016-JP3,Cl. A2, 2.435%,
8/15/49	230,000	225,370
JP Morgan Mortgage Trust, Series
2007-A1, Cl. 5A1, 3.688%, 7/25/35[9]	98,929	101,638
JP Morgan Resecuritization Trust, Series
2009-5, Cl. 1A2, 3.495%, 7/26/36[3,9]	137,192	131,640
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%,
1/15/47	75,000	76,484
Series 2014-C18,Cl. A3, 3.578%,
2/15/47	115,000	115,963
Series 2014-C19,Cl. ASB, 3.584%,
4/15/47	45,000	45,690
Series 2014-C24,Cl. B, 4.116%,
11/15/47[9]	270,000	272,291
Series 2014-C25,Cl. AS, 4.065%,
11/15/47	105,000	107,453
Series 2014-C26,Cl. AS, 3.80%,
1/15/48	250,000	252,038
JPMDB Commercial Mortgage
Securities Trust, Series 2016-C4, Cl. AS,
3.385%, 12/15/49	240,000	234,694
MASTR Adjustable Rate Mortgages
Trust, Series 2004-13, Cl. 2A2,
3.626%, 4/21/34[9]	35,100	35,963
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%,
2/15/46	106,479	105,545
Series 2013-C9,Cl. AS, 3.456%,
5/15/46	240,000	238,264
Series 2014-C19,Cl. AS, 3.832%,
12/15/47	720,000	725,529
Series 2016-C30,Cl. AS, 3.175%,
9/15/49	405,000	385,849
Morgan Stanley Capital I, Inc., Interest-
Only Commercial Mtg. Pass-Through
Certificates, Series 2017-HR2, Cl. XA,
10.036%, 12/15/50[5]	774,362	47,767
Morgan Stanley Re-Remic Trust, Series
2012-R3, Cl. 1B, 3.021%, 11/26/36[3,9]	243,299	224,326

6        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Commercial (Continued)
Morgan Stanley Resecuritization Trust,
Series 2013-R9, Cl. 3A, 3.352%,
6/26/46[3,9]	$182,335	$182,313
RBSSP Resecuritization Trust, Series
2010-1, Cl. 2A1, 3.589%, 7/26/45[3,9]	18,509	18,959
Structured Adjustable Rate Mortgage
Loan Trust, Series 2004-10, Cl. 2A,
3.535%, 8/25/34[9]	172,465	173,520
UBS Commercial Mortgage Trust,
Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 2017-C5,
Cl. XA, 11.681%, 11/15/50[5]	1,526,669	105,973
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%,
6/15/48[9]	170,000	172,968
Series 2015-NXS1,Cl. ASB, 2.934%,
5/15/48	355,000	352,186
Series 2016-C37,Cl. AS, 4.018%,
12/15/49	390,000	399,428
Wells Fargo Commercial Mortgage
Trust, Interest-Only Commercial Mtg.
Pass-Through Certificates, Series 2017-
C42, Cl. XA, 9.939%, 12/15/50[5]	1,078,932	74,887
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.825%,
6/15/45[3,9]	80,000	65,232
Series 2013-C14,Cl. AS, 3.488%,
6/15/46	155,000	154,805
Series 2014-C20,Cl. AS, 4.176%,
5/15/47	150,000	153,053
Series 2014-C22,Cl. A3, 3.528%,
9/15/57	45,000	45,538
Series 2014-LC14,Cl. AS, 4.351%,
3/15/47[9]	165,000	170,417
WF-RBS Commercial Mortgage Trust,
Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 2011-C3,
Cl. XA, 28.898%, 3/15/44[3,5]	2,311,868	71,139
		12,890,484
Residential—5.5%
Alternative Loan Trust, Series 2005-
29CB, Cl. A4, 5.00%, 7/25/35	232,480	205,384
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	47,115	44,387
Series 2007-C,Cl. 1A4, 3.716%,
5/20/36[9]	20,140	19,475
Series 2014-R7,Cl. 3A1, 3.755%,
3/26/36[3,9]	110,014	110,200
Banc of America Mortgage Trust, Series
2004-E, Cl. 2A6, 3.826%, 6/25/34[9]	55,946	55,858
Bear Stearns ARM Trust:
Series 2005-9,Cl. A1, 3.52%
[H15T1Y+230], 10/25/35[4]	470,130	481,359
Series 2006-1,Cl. A1, 3.67%
[H15T1Y+225], 2/25/36[4]	174,406	175,502
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%,
11/25/35	66,289	60,505
Series 2006-6,Cl. A3, 6.00%, 4/25/36	39,471	34,789
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Cl. 1A1, 4.28%
[H15T1Y+240], 10/25/35[4]	421,610	425,374
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 2.822%
[US0001M+95], 5/25/24[4]	151,626	152,092
Series 2014-C03,Cl. 1M2, 4.872%
[US0001M+300], 7/25/24[4]	345,487	369,573

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2016-C03,Cl. 1M1, 3.872%
[US0001M+200], 10/25/28[4]	$94,119	$95,566
Series 2016-C07,Cl. 2M1, 3.172%
[US0001M+130], 5/25/29[4]	203,775	204,643
Series 2017-C02,Cl. 2M1, 3.022%
[US0001M+115], 9/25/29[4]	490,209	493,647
Series 2017-C03,Cl. 1M1, 2.822%
[US0001M+95], 10/25/29[4]	322,691	324,571
Series 2017-C04,Cl. 2M1, 2.722%
[US0001M+85], 11/25/29[4]	269,717	270,839
Series 2017-C06,Cl. 1M1, 2.622%
[US0001M+75], 2/25/30[4]	137,752	137,995
Series 2017-C07,Cl. 1M1, 2.522%
[US0001M+65], 5/25/30[4]	224,485	224,534
Series 2017-C07,Cl. 1M2, 4.272%
[US0001M+240], 5/25/30[4]	225,000	228,613
Series 2017-C07,Cl. 2M1, 2.522%
[US0001M+65], 5/25/30[4]	106,945	107,000
Series 2018-C01,Cl. 1M1, 2.472%
[US0001M+60], 7/25/30[4]	271,514	271,478
Series 2018-C02,Cl. 2M1, 2.522%
[US0001M+65], 8/25/30[4]	135,000	135,084
GSR Mortgage Loan Trust, Series 2005-
AR4, Cl. 6A1, 3.52%, 7/25/35[9]	23,529	23,743
HomeBanc Mortgage Trust,
Series 2005-3, Cl. A2, 2.182%
[US0001M+31], 7/25/35[4]	27,963	27,950
RALI Trust, Series 2006-QS13, Cl. 1A8,
6.00%, 9/25/36	8,585	7,738
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 6.122%
[US0001M+425], 11/25/23[4]	233,343	259,713
Series 2014-DN1,Cl. M3, 6.372%
[US0001M+450], 2/25/24[4]	160,000	186,075
Series 2014-DN2,Cl. M3, 5.472%
[US0001M+360], 4/25/24[4]	185,000	207,434
Series 2014-HQ2,Cl. M2, 4.072%
[US0001M+220], 9/25/24[4]	98,056	101,250
Series 2014-HQ2,Cl. M3, 5.622%
[US0001M+375], 9/25/24[4]	335,000	387,296
Series 2015-HQA2,Cl. M2, 4.672%
[US0001M+280], 5/25/28[4]	6,115	6,308
Series 2016-DNA1,Cl. M1, 3.322%
[US0001M+145], 7/25/28[4]	7,118	7,123
Series 2016-DNA1,Cl. M2, 4.772%
[US0001M+290], 7/25/28[4]	45,000	46,178
Series 2016-DNA3,Cl. M1, 2.972%
[US0001M+110], 12/25/28[4]	43,963	44,005
Series 2016-DNA4,Cl. M1, 2.672%
[US0001M+80], 3/25/29[4]	83,241	83,398
Series 2016-DNA4,Cl. M3, 5.672%
[US0001M+380], 3/25/29[4]	355,000	397,051
Series 2016-HQA3,Cl. M1, 2.672%
[US0001M+80], 3/25/29[4]	357,333	358,073
Series 2016-HQA3,Cl. M3, 5.722%
[US0001M+385], 3/25/29[4]	120,000	133,995
Series 2016-HQA4,Cl. M1, 2.672%
[US0001M+80], 4/25/29[4]	218,072	218,159
Series 2016-HQA4,Cl. M3, 5.772%
[US0001M+390], 4/25/29[4]	350,000	391,685
Series 2017-HQA1,Cl. M1, 3.072%
[US0001M+120], 8/25/29[4]	545,831	550,707
Series 2017-HQA2,Cl. M1, 2.672%
[US0001M+80], 12/25/29[4]	207,927	208,522
Series 2017-HQA3,Cl. M1, 2.422%
[US0001M+55], 4/25/30[4]	546,553	546,627
Series 2018-DNA1,Cl. M1, 2.322%
[US0001M+45], 7/25/30[4]	637,320	634,660

7        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2018-DNA1,Cl. M2, 3.672%
[US0001M+180], 7/25/30[4]	$460,000	$455,843
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 3.449%,
10/25/33[9]	88,641	89,941
Series 2005-AR14,Cl. 1A4, 3.393%,
12/25/35[9]	91,608	91,034
Series 2005-AR16,Cl. 1A1, 3.392%,
12/25/35[9]	84,296	82,274
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 3.841%,
2/25/35[9]	16,029	16,419
Series 2005-AR15,Cl. 1A2, 3.557%,
9/25/35[9]	106,860	103,962
Series 2005-AR15,Cl. 1A6, 3.557%,
9/25/35[9]	204,790	197,807
Series 2005-AR4,Cl. 2A2, 3.934%,
4/25/35[9]	205,424	206,989
Series 2006-AR10,Cl. 1A1, 3.603%,
7/25/36[9]	41,866	40,950
Series 2006-AR10,Cl. 5A5, 3.495%,
7/25/36[9]	155,228	157,120
Series 2006-AR2,Cl. 2A3, 3.755%,
3/25/36[9]	19,742	19,953
Series 2006-AR7,Cl. 2A4, 3.41%,
5/25/36[9]	123,994	126,565
Series 2006-AR8,Cl. 2A1, 3.603%,
4/25/36[9]	119,206	121,044
Series 2006-AR8,Cl. 2A4, 3.603%,
4/25/36[9]	71,139	72,236
Series 2007-16,Cl. 1A1, 6.00%,
12/28/37	35,281	35,846
		11,274,141
Total Mortgage-Backed Obligations (Cost $72,240,601)		72,050,861

U.S. Government Obligation—0.3%
United States Treasury Nts., 1.50%,
5/31/19[10,11] (Cost $552,858)	552,000	547,743

Non-Convertible Corporate Bonds and Notes—34.7%
Consumer Discretionary—5.1%
Auto Components—0.1%
Lear Corp., 3.80% Sr. Unsec. Nts.,
9/15/27	212,000	204,181
Automobiles—1.3%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[3]	304,000	298,395
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	185,000	269,454
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	236,000	231,754
3.664% Sr. Unsec. Nts., 9/8/24	232,000	223,922
General Motors Co., 6.25% Sr. Unsec.
Nts., 10/2/43	92,000	101,230
General Motors Financial Co., Inc.,
3.15% Sr. Unsec. Nts., 6/30/22	321,000	314,441
Harley-Davidson Financial Services, Inc.,
2.40% Sr. Unsec. Nts., 6/15/20[3]	337,000	332,494
Harley-Davidson, Inc., 4.625% Sr.
Unsec. Nts., 7/28/45	93,000	95,963
Hyundai Capital America, 1.75% Sr.
Unsec. Nts., 9/27/19[3]	344,000	336,851
Nissan Motor Acceptance Corp., 2.15%
Sr. Unsec. Nts., 9/28/20[3]	225,000	220,393

	Principal Amount	Value
Automobiles (Continued)
Volkswagen Group of America Finance
LLC, 2.45% Sr. Unsec. Nts., 11/20/19[3]	$351,000	$347,404
		2,772,301
Diversified Consumer Services—0.2%
Service Corp. International, 4.625% Sr.
Unsec. Nts., 12/15/27	362,000	350,235
Hotels, Restaurants & Leisure—0.2%
Aramark Services, Inc., 5.00% Sr.
Unsec. Nts., 4/1/25[3]	179,000	180,844
Royal Caribbean Cruises Ltd., 2.65% Sr.
Unsec. Nts., 11/28/20	305,000	300,586
		481,430
Household Durables—0.9%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	315,000	310,355
Leggett & Platt, Inc., 3.50% Sr. Unsec.
Nts., 11/15/27	172,000	165,669
Lennar Corp., 4.75% Sr. Unsec. Nts.,
5/30/25	343,000	339,141
Newell Brands, Inc., 5.00% Sr. Unsec.
Nts., 11/15/23	391,000	401,549
PulteGroup, Inc., 5.00% Sr. Unsec. Nts.,
1/15/27	258,000	251,795
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	298,000	296,510
4.875% Sr. Unsec. Nts., 3/15/27	45,000	43,988
		1,809,007
Internet & Catalog Retail—0.3%
Amazon.com, Inc., 4.95% Sr. Unsec.
Nts., 12/5/44	106,000	119,702
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	595,000	588,836
		708,538
Media—0.8%
21st Century Fox America, Inc., 4.75%
Sr. Unsec. Nts., 11/15/46	125,000	135,919
Charter Communications Operating
LLC/Charter Communications Operating
Capital, 5.375% Sr. Sec. Nts., 5/1/47	148,000	143,438
Comcast Cable Communications
Holdings, Inc., 9.455% Sr. Unsec. Nts.,
11/15/22	318,000	401,075
Interpublic Group of Cos., Inc. (The),
4.20% Sr. Unsec. Nts., 4/15/24	341,000	347,872
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[3]	161,000	163,749
Time Warner Cable LLC, 4.50% Sr.
Unsec. Unsub. Nts., 9/15/42	185,000	160,540
Virgin Media Secured Finance plc,
5.25% Sr. Sec. Nts., 1/15/26[3]	337,000	325,626
		1,678,219
Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts.,
3/1/23	334,000	349,736
Specialty Retail—0.8%
AutoZone, Inc., 1.625% Sr. Unsec. Nts.,
4/21/19	68,000	67,214
Best Buy Co., Inc., 5.50% Sr. Unsec.
Nts., 3/15/21	324,000	342,271
L Brands, Inc., 5.625% Sr. Unsec. Nts.,
2/15/22	333,000	347,153
Ross Stores, Inc., 3.375% Sr. Unsec.
Nts., 9/15/24	344,000	339,556
Sally Holdings LLC/Sally Capital, Inc.,
5.625% Sr. Unsec. Nts., 12/1/25	185,000	183,844

8        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal
	Amount	Value
Specialty Retail (Continued)
Signet UK Finance plc, 4.70% Sr.
Unsec. Nts., 6/15/24	$356,000	$341,672
		1,621,710
Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc., 4.875% Sr. Unsec.
Nts., 5/15/26[3]	336,000	327,600
Levi Strauss & Co., 5.00% Sr. Unsec.
Nts., 5/1/25	252,000	254,835
		582,435
Consumer Staples—3.6%
Beverages—1.0%
Anheuser-Busch InBev Finance, Inc.:
2.65% Sr. Unsec. Nts., 2/1/21	352,000	349,420
3.65% Sr. Unsec. Nts., 2/1/26	57,000	56,723
4.90% Sr. Unsec. Nts., 2/1/46	127,000	137,266
Anheuser-Busch InBev Worldwide, Inc.,
8.20% Sr. Unsec. Unsub. Nts., 1/15/39	262,000	392,291
Constellation Brands, Inc., 2.25% Sr.
Unsec. Nts., 11/6/20	355,000	347,523
Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	329,000	315,875
4.20% Sr. Unsec. Nts., 7/15/46	50,000	47,366
Pernod Ricard SA, 4.25% Sr. Unsec.
Nts., 7/15/22[3]	325,000	335,210
		1,981,674
Food & Staples Retailing—0.6%
Alimentation Couche-Tard, Inc., 2.35%
Sr. Unsec. Nts., 12/13/19[3]	364,000	359,849
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	356,000	344,128
5.05% Sr. Unsec. Nts., 3/25/48	308,000	324,559
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	9,000	8,938
6.90% Sr. Unsec. Nts., 4/15/38	86,000	106,519
		1,143,993
Food Products—1.3%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	232,000	218,375
8.50% Sr. Unsec. Nts., 6/15/19	320,000	340,076
Campbell Soup Co.:
3.30% Sr. Unsec. Nts., 3/15/21	338,000	340,183
4.15% Sr. Unsec. Nts., 3/15/28	159,000	157,581
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	188,000	187,365
4.375% Sr. Unsec. Nts., 6/1/46	125,000	114,331
Lamb Weston Holdings, Inc., 4.875%
Sr. Unsec. Nts., 11/1/26[3]	334,000	331,912
Mondelez International Holdings
Netherlands BV, 1.625% Sr. Unsec.
Nts., 10/28/19[3]	348,000	340,929
Smithfield Foods, Inc., 2.70% Sr. Unsec.
Nts., 1/31/20[3]	345,000	340,382
TreeHouse Foods, Inc., 6.00% Sr. Unsec.
Nts., 2/15/24[3]	221,000	223,210
Tyson Foods, Inc., 3.55% Sr. Unsec.
Nts., 6/2/27	182,000	174,863
		2,769,207
Tobacco—0.7%
Altria Group, Inc., 4.00% Sr. Unsec.
Nts., 1/31/24	238,000	243,305
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[3]	351,000	344,287
3.557% Sr. Unsec. Nts., 8/15/27[3]	177,000	169,606
Imperial Tobacco Finance plc, 2.95% Sr.
Unsec. Nts., 7/21/20[3]	350,000	347,637

	Principal
	Amount	Value
Tobacco (Continued)
Philip Morris International, Inc., 2.50%
Sr. Unsec. Nts., 11/2/22	$313,000	$302,441
Reynolds American, Inc., 5.85% Sr.
Unsec. Nts., 8/15/45	122,000	143,008
		1,550,284
Energy—3.0%
Energy Equipment & Services—0.3%
Halliburton Co., 5.00% Sr. Unsec. Nts.,
11/15/45	75,000	82,232
Helmerich & Payne International
Drilling Co., 4.65% Sr. Unsec. Nts.,
3/15/25	201,000	208,885
Schlumberger Holdings Corp., 4.00%
Sr. Unsec. Nts., 12/21/25[3]	196,000	199,516
		490,633
Oil, Gas & Consumable Fuels—2.7%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	72,000	69,215
6.20% Sr. Unsec. Nts., 3/15/40	68,000	80,308
Andeavor, 5.125% Sr. Unsec. Nts.,
12/15/26	323,000	341,486
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	177,000	172,773
5.25% Sr. Unsec. Nts., 1/15/25	120,000	122,148
Apache Corp., 4.75% Sr. Unsec. Nts.,
4/15/43	101,000	100,549
BP Capital Markets plc, 1.676% Sr.
Unsec. Nts., 5/3/19	353,000	349,407
Buckeye Partners LP, 3.95% Sr. Unsec.
Nts., 12/1/26	89,000	84,123
Chevron Corp., 1.561% Sr. Unsec. Nts.,
5/16/19	379,000	375,436
Colonial Pipeline Co., 4.25% Sr. Unsec.
Nts., 4/15/48[3]	116,000	115,613
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	324,000	323,452
4.50% Sr. Unsec. Nts., 6/1/25	168,000	169,723
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	47,000	51,359
5.95% Sr. Unsec. Nts., 3/15/46	75,000	96,984
Devon Energy Corp., 4.75% Sr. Unsec.
Nts., 5/15/42	79,000	80,915
Energy Transfer Partners LP, 5.30% Sr.
Unsec. Nts., 4/15/47	100,000	94,075
EnLink Midstream Partners LP, 4.85%
Sr. Unsec. Nts., 7/15/26	79,000	79,902
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	80,000	84,300
4.90% Sr. Unsec. Nts., 5/15/46	32,000	34,181
EQT Corp., 2.50% Sr. Unsec. Nts.,
10/1/20	353,000	345,412
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	86,000	86,758
5.55% Sr. Unsec. Nts., 6/1/45	147,000	154,899
Marathon Oil Corp., 4.40% Sr. Unsec.
Nts., 7/15/27	174,000	176,884
Noble Energy, Inc., 5.05% Sr. Unsec.
Nts., 11/15/44	104,000	108,932
ONEOK Partners LP, 8.625% Sr. Unsec.
Nts., 3/1/19	152,000	159,596
Phillips 66 Partners LP, 3.605% Sr.
Unsec. Nts., 2/15/25	170,000	166,467
Pioneer Natural Resources Co., 3.45%
Sr. Unsec. Nts., 1/15/21	347,000	349,327
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	180,000	177,501
5.625% Sr. Sec. Nts., 2/1/21	260,000	273,487

9        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Shell International Finance BV, 4.00%
Sr. Unsec. Nts., 5/10/46	$125,000	$125,880
Sunoco Logistics Partners Operations
LP, 4.00% Sr. Unsec. Nts., 10/1/27	198,000	187,808
TransCanada PipeLines Ltd., 7.625% Sr.
Unsec. Nts., 1/15/39	76,000	105,666
Williams Partners LP:
3.75% Sr. Unsec. Nts., 6/15/27	140,000	134,012
5.25% Sr. Unsec. Nts., 3/15/20	270,000	279,874
Woodside Finance Ltd., 8.75% Sr.
Unsec. Nts., 3/1/19[3]	3,000	3,163
		5,661,615
Financials—9.2%
Capital Markets—2.0%
Apollo Management Holdings LP,
4.00% Sr. Unsec. Nts., 5/30/24[3]	208,000	209,109
Blackstone Holdings Finance Co. LLC,
3.15% Sr. Unsec. Nts., 10/2/27[3]	147,000	141,058
Brookfield Asset Management, Inc.,
4.00% Sr. Unsec. Nts., 1/15/25	269,000	268,363
Credit Suisse AG (New York), 3.625%
Sr. Unsec. Nts., 9/9/24	197,000	196,462
Credit Suisse Group Funding Guernsey
Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	140,000	143,194
E*TRADE Financial Corp., 5.875%
[US0003M+443.5] Jr. Sub. Perpetual
Bonds[4,12]	327,000	335,175
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	208,000	200,487
3.75% Sr. Unsec. Nts., 2/25/26	200,000	196,724
3.814% [US0003M+115.8] Sr. Unsec.
Nts., 4/23/29[4]	286,000	281,196
4.017% [US0003M+137.3] Sr. Unsec.
Nts., 10/31/38[4]	144,000	139,429
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	256,000	262,141
5.00% Sub. Nts., 11/24/25	322,000	337,066
MSCI, Inc., 4.75% Sr. Unsec. Nts.,
8/1/26[3]	338,000	335,465
Northern Trust Corp., 3.375%
[US0003M+113.1] Sub. Nts., 5/8/32[4]	155,000	148,958
Raymond James Financial, Inc., 3.625%
Sr. Unsec. Nts., 9/15/26	215,000	210,962
S&P Global, Inc., 2.50% Sr. Unsec. Nts.,
8/15/18	256,000	255,878
TD Ameritrade Holding Corp., 3.30%
Sr. Unsec. Nts., 4/1/27	216,000	210,814
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[3]	134,000	134,613
4.253% Sr. Unsec. Nts., 3/23/28[3]	147,000	148,153
		4,155,247
Commercial Banks—4.3%
ABN AMRO Bank NV, 4.40%
[USSW5+219.7] Sub. Nts., 3/27/28[4]	406,000	408,515
Australia & New Zealand Banking
Group Ltd. (New York), 2.625% Sr.
Unsec. Nts., 5/19/22	358,000	349,362
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	277,000	261,209
3.366% [US0003M+81] Sr. Unsec.
Nts., 1/23/26[4]	286,000	278,320
3.824% [US0003M+157.5] Sr. Unsec.
Nts., 1/20/28[4]	191,000	188,785
3.97% [US0003M+107] Sr. Unsec.
Nts., 3/5/29[4]	58,000	58,180
7.75% Jr. Sub. Nts., 5/14/38	239,000	332,562

	Principal
	Amount	Value
Commercial Banks (Continued)
Barclays plc, 4.375% Sr. Unsec. Nts.,
1/12/26	$338,000	$338,925
BB&T Corp., 2.85% Sr. Unsec. Nts.,
10/26/24	266,000	255,351
BNP Paribas SA, 4.625% Sub. Nts.,
3/13/27[3]	198,000	201,399
BPCE SA, 4.50% Sub. Nts., 3/15/25[3]	199,000	200,013
Citigroup, Inc., 4.281%
[US0003M+183.9] Sr. Unsec. Nts.,
4/24/48[4]	356,000	360,295
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	205,000	200,232
2.65% Sr. Unsec. Nts., 5/26/22	87,000	84,359
Commonwealth Bank of Australia,
3.15% Sr. Unsec. Nts., 9/19/27[3]	255,000	243,314
Compass Bank, 2.875% Sr. Unsec. Nts.,
6/29/22	308,000	298,834
Credit Agricole SA, 4.375% Sub. Nts.,
3/17/25[3]	333,000	332,582
Fifth Third Bank (Cincinnati OH), 3.85%
Sub. Nts., 3/15/26	228,000	225,521
First Republic Bank, 4.375% Sub. Nts.,
8/1/46	146,000	145,155
Glencore Funding LLC, 4.00% Sr.
Unsec. Nts., 4/16/25[3]	200,000	196,394
HSBC Holdings plc, 4.041%
[US0003M+154.6] Sr. Unsec. Nts.,
3/13/28[4]	135,000	134,971
Huntington Bancshares, Inc., 3.15% Sr.
Unsec. Nts., 3/14/21	245,000	243,905
Intesa Sanpaolo SpA, 3.875% Sr.
Unsec. Nts., 7/14/27[3]	243,000	229,871
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec.
Nts., 5/1/28[4]	284,000	277,644
3.782% [US0003M+133.7] Sr. Unsec.
Nts., 2/1/28[4]	563,000	558,898
Lloyds Banking Group plc, 6.657%
[US0003M+127] Jr. Sub. Perpetual
Bonds[4,12,13]	400,000	447,250
PNC Financial Services Group, Inc.
(The), 3.15% Sr. Unsec. Nts., 5/19/27	253,000	243,359
Regions Bank (Birmingham AL), 2.75%
Sr. Unsec. Nts., 4/1/21	328,000	324,154
Regions Financial Corp., 2.75% Sr.
Unsec. Nts., 8/14/22	238,000	231,418
Royal Bank of Scotland Group plc,
3.498% [US0003M+148] Sr. Unsec.
Nts., 5/15/23[4]	255,000	250,743
SunTrust Bank (Atlanta GA), 3.30%
Sub. Nts., 5/15/26	163,000	155,615
Synovus Financial Corp., 3.125% Sr.
Unsec. Nts., 11/1/22	213,000	206,254
US Bancorp:
3.10% Sub. Nts., 4/27/26	210,000	200,569
3.15% Sr. Unsec. Nts., 4/27/27	87,000	83,681
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec.
Nts., 5/22/28[4]	277,000	270,421
4.75% Sub. Nts., 12/7/46	172,000	176,361
		8,994,421
Consumer Finance—0.5%
American Express Co., 2.50% Sr.
Unsec. Nts., 8/1/22	143,000	138,033
American Express Credit Corp., 3.30%
Sr. Unsec. Nts., 5/3/27	209,000	202,626
Capital One Financial Corp., 3.75% Sr.
Unsec. Nts., 3/9/27	111,000	107,338

10        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Consumer Finance (Continued)
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	$143,000	$138,936
4.10% Sr. Unsec. Nts., 2/9/27	133,000	132,089
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[3]	259,000	266,284
		985,306
Diversified Financial Services—0.4%
Berkshire Hathaway Energy Co.:
2.00% Sr. Unsec. Nts., 11/15/18	115,000	114,598
3.80% Sr. Unsec. Nts., 7/15/48[3]	81,000	77,400
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	139,000	140,230
Precision Castparts Corp., 2.50% Sr. Unsec. Nts., 1/15/23	212,000	206,579
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[4]	325,000	332,313
		871,120
Insurance—1.1%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	179,000	179,976
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	162,000	166,578
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[3]	93,000	86,392
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	255,000	242,629
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	209,000	213,773
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	207,000	205,454
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[4]	219,000	214,208
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	113,000	116,319
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[4,12]	296,000	303,323
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	267,000	272,113
Prudential Financial, Inc., 5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[4]	276,000	281,175
		2,281,940
Real Estate Investment Trusts (REITs)—0.9%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	352,000	349,545
3.00% Sr. Unsec. Nts., 6/15/23	299,000	289,019
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	176,000	167,912
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	30,000	30,193
5.875% Sr. Unsec. Nts., 2/1/20	125,000	130,468
HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	348,000	344,498
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	325,000	338,000
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	134,000	134,046
		1,783,681
Health Care—3.0%
Biotechnology—0.7%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	210,000	207,169
4.70% Sr. Unsec. Nts., 5/14/45	64,000	66,139
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	82,000	89,729

	Principal Amount	Value
Biotechnology (Continued)
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	$202,000	$200,331
5.00% Sr. Unsec. Nts., 8/15/45	41,000	42,803
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	143,000	154,162
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	376,000	369,895
3.20% Sr. Unsec. Nts., 9/23/26	287,000	267,930
		1,398,158
Health Care Equipment & Supplies—0.7%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	230,000	228,087
3.75% Sr. Unsec. Nts., 11/30/26	300,000	298,750
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	226,000	221,788
3.70% Sr. Unsec. Nts., 6/6/27	268,000	259,070
Boston Scientific Corp.:
3.85% Sr. Unsec. Nts., 5/15/25	82,000	82,597
4.00% Sr. Unsec. Nts., 3/1/28	217,000	217,239
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[3]	15,000	14,512
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	145,000	158,915
		1,480,958
Health Care Providers & Services—1.0%
Anthem, Inc., 2.50% Sr. Unsec. Nts., 11/21/20	351,000	345,218
Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	303,000	315,430
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	450,000	481,913
Humana, Inc., 2.50% Sr. Unsec. Nts., 12/15/20	91,000	89,343
Laboratory Corp. of America Holdings:
2.625% Sr. Unsec. Nts., 2/1/20	348,000	345,371
3.60% Sr. Unsec. Nts., 2/1/25	218,000	215,005
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	285,000	278,716
		2,070,996
Life Sciences Tools & Services—0.3%
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	259,000	272,297
Quintiles IMS, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[3]	330,000	329,466
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	132,000	135,715
		737,478
Pharmaceuticals—0.3%
Allergan Funding SCS:
3.00% Sr. Unsec. Nts., 3/12/20	348,000	346,329
3.80% Sr. Unsec. Nts., 3/15/25	247,000	242,986
		589,315
Industrials—2.6%
Aerospace & Defense—0.6%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[3]	270,000	272,480
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	135,000	134,179
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27[3]	190,000	182,866
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	190,000	205,010
Rolls-Royce plc, 2.375% Sr. Unsec. Nts., 10/14/20[3]	205,000	201,898
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	90,000	88,331

11        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Aerospace & Defense (Continued)
Textron, Inc.: (Continued)
3.875% Sr. Unsec. Nts., 3/1/25	$129,000	$129,584
United Technologies Corp., 1.778% Jr.
Sub. Nts., 5/4/18[9]	67,000	66,944
		1,281,292
Air Freight & Couriers—0.0%
FedEx Corp., 4.40% Sr. Unsec. Nts.,
1/15/47	69,000	68,285
Building Products—0.2%
Allegion US Holding Co., Inc., 3.55%
Sec. Nts., 10/1/27	284,000	270,902
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	242,000	233,345
		504,247
Commercial Services & Supplies—0.2%
Republic Services, Inc., 3.80% Sr.
Unsec. Nts., 5/15/18	311,000	311,314
Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr.
Unsec. Nts., 10/15/23[3]	345,000	346,829
Industrial Conglomerates—0.4%
Carlisle Cos., Inc., 3.75% Sr. Unsec.
Nts., 12/1/27	188,000	182,673
Roper Technologies, Inc.:
3.00% Sr. Unsec. Nts., 12/15/20	288,000	287,139
3.80% Sr. Unsec. Nts., 12/15/26	263,000	262,228
		732,040
Machinery—0.5%
CNH Industrial NV, 3.85% Sr. Unsec.
Nts., 11/15/27	189,000	183,506
Fortive Corp., 1.80% Sr. Unsec. Nts.,
6/15/19	346,000	341,916
Ingersoll-Rand Global Holding Co. Ltd.,
4.30% Sr. Unsec. Nts., 2/21/48	84,000	84,128
John Deere Capital Corp., 2.70% Sr.
Unsec. Nts., 1/6/23	152,000	148,968
Nvent Finance Sarl, 4.55% Sr. Unsec.
Nts., 4/15/28[3]	176,000	177,042
Wabtec Corp., 3.45% Sr. Unsec. Nts.,
11/15/26	144,000	138,166
		1,073,726
Road & Rail—0.2%
Canadian Pacific Railway Co., 4.80%
Sr. Unsec. Nts., 9/15/35	76,000	84,034
Penske Truck Leasing Co. LP/PTL
Finance Corp., 3.40% Sr. Unsec. Nts.,
11/15/26[3]	284,000	270,962
		354,996
Trading Companies & Distributors—0.3%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	108,000	103,136
3.625% Sr. Unsec. Nts., 4/1/27	156,000	148,920
GATX Corp., 3.50% Sr. Unsec. Nts.,
3/15/28	285,000	270,703
United Rentals North America, Inc.,
4.625% Sr. Unsec. Nts., 10/15/25	178,000	173,550
		696,309
Information Technology—2.0%
Communications Equipment—0.1%
Motorola Solutions, Inc., 4.60% Sr.
Unsec. Nts., 2/23/28	264,000	266,074

Electronic Equipment, Instruments, & Components—0.3%
Arrow Electronics, Inc., 3.875% Sr.
Unsec. Nts., 1/12/28	248,000	240,315

	Principal Amount	Value
Electronic Equipment, Instruments, & Components (Continued)
CDW LLC/CDW Finance Corp., 5.50%
Sr. Unsec. Nts., 12/1/24	$58,000	$60,772
Tech Data Corp., 4.95% Sr. Unsec. Nts.,
2/15/27	271,000	271,406
		572,493
Internet Software & Services—0.1%
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	189,000	181,912
5.25% Sr. Unsec. Nts., 4/1/25	105,000	107,100
		289,012
IT Services—0.3%
Broadridge Financial Solutions, Inc.,
3.40% Sr. Unsec. Nts., 6/27/26	164,000	158,454
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	261,000	259,640
4.75% Sr. Unsec. Nts., 4/15/27	267,000	277,312
		695,406
Semiconductors & Semiconductor Equipment—0.1%
Intel Corp., 3.734% Sr. Unsec. Nts.,
12/8/47[3]	116,000	113,038
Software—0.7%
Autodesk, Inc., 4.375% Sr. Unsec. Nts.,
6/15/25	125,000	128,618
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[3]	336,000	337,592
6.02% Sr. Sec. Nts., 6/15/26[3]	213,000	229,621
Open Text Corp., 5.625% Sr. Unsec.
Nts., 1/15/23[3]	174,000	181,178
Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	214,000	205,050
2.95% Sr. Unsec. Nts., 5/15/25	211,000	204,406
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	108,000	105,087
3.90% Sr. Unsec. Nts., 8/21/27	178,000	168,713
		1,560,265
Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.375% Sr. Unsec. Nts.,
5/13/45	227,000	239,682
Hewlett Packard Enterprise Co., 3.60%
Sr. Unsec. Nts., 10/15/20	342,000	345,317
NetApp, Inc., 2.00% Sr. Unsec. Nts.,
9/27/19	160,000	157,565
		742,564
Materials—2.5%
Chemicals—1.1%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	104,000	101,063
4.125% Sr. Unsec. Nts., 3/15/35	87,000	85,005
CF Industries, Inc., 4.50% Sr. Sec. Nts.,
12/1/26[3]	333,000	338,295
Ecolab, Inc., 2.00% Sr. Unsec. Nts.,
1/14/19	370,000	367,845
LyondellBasell Industries NV, 5.00% Sr.
Unsec. Nts., 4/15/19	255,000	258,913
PolyOne Corp., 5.25% Sr. Unsec. Nts.,
3/15/23	308,000	317,240
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	304,000	304,579
3.75% Sr. Unsec. Nts., 3/15/27	91,000	88,762
4.25% Sr. Unsec. Nts., 1/15/48	86,000	81,492
Sherwin-Williams Co. (The):
3.30% Sr. Unsec. Nts., 2/1/25	122,000	118,661
3.95% Sr. Unsec. Nts., 1/15/26	174,000	177,092
		2,238,947

12        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Construction Materials—0.4%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[3]	$209,000	$205,865
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[3]	80,000	76,377
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	171,000	163,174
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	263,000	259,108
		704,524
Containers & Packaging—0.5%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	150,000	138,900
4.80% Sr. Unsec. Nts., 6/15/44	142,000	143,025
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	113,370
4.50% Sr. Unsec. Nts., 11/1/23	150,000	156,664
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	290,000	282,750
WestRock Co., 4.00% Sr. Unsec. Nts., 3/15/28[3]	171,000	171,331
		1,006,040
Metals & Mining—0.4%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[3]	86,000	82,907
4.00% Sr. Unsec. Nts., 9/11/27[3]	140,000	134,377
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	305,000	333,213
Glencore Funding LLC, 3.125% Sr.
Unsec. Nts., 4/29/19[3]	196,000	196,206
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	96,000	107,164
		853,867
Paper & Forest Products—0.1%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[3]	65,000	66,295
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	199,000	199,995
		266,290
Telecommunication Services—1.5%
Diversified Telecommunication Services—1.5%
AT&T, Inc.:
3.40% Sr. Unsec. Nts., 8/14/24	146,000	146,872
4.30% Sr. Unsec. Nts., 2/15/30[3]	331,000	330,117
4.35% Sr. Unsec. Nts., 6/15/45	189,000	173,081
5.15% Sr. Unsec. Nts., 2/14/50	109,000	110,336
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	289,000	422,855
Deutsche Telekom International Finance BV, 2.225% Sr. Unsec. Nts., 1/17/20[3]	355,000	350,337
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	397,000	397,165
4.103% Sr. Unsec. Nts., 3/8/27	98,000	98,018
5.213% Sr. Unsec. Nts., 3/8/47	123,000	131,000
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	125,000	158,822
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	317,000	337,605
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	152,000	137,099
4.522% Sr. Unsec. Nts., 9/15/48	290,000	280,056

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Verizon Communications, Inc.: (Continued)
5.15% Sr. Unsec. Nts., 9/15/23	$85,000	$91,781
		3,165,144
Utilities—2.2%
Electric Utilities—1.6%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[3]	153,000	156,035
Cleco Corporate Holdings LLC, 3.743%
Sr. Sec. Nts., 5/1/26	157,000	149,607
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	176,000	165,884
3.75% Sr. Unsec. Nts., 9/1/46	156,000	141,764
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	233,000	226,751
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[3]	238,000	234,651
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	284,000	280,690
Enel Finance International NV, 3.625%
Sr. Unsec. Nts., 5/25/27[3]	178,000	169,740
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	165,000	161,350
4.45% Sr. Unsec. Nts., 4/15/46	87,000	88,942
Indiana Michigan Power Co., Series K,
4.55% Sr. Unsec. Nts., 3/15/46	88,000	93,615
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	81,000	91,789
NextEra Energy Operating Partners LP,
4.25% Sr. Unsec. Nts., 9/15/24[3]	29,000	28,202
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	91,027
PPL WEM Ltd./Western Power
Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	317,000	332,488
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	347,000	349,187
Southern Co. Gas Capital Corp., 4.40%
Sr. Unsec. Nts., 5/30/47	115,000	116,797
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	324,000	318,429
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	187,000	188,352
		3,385,300
Multi-Utilities—0.6%
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	179,000	178,898
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	285,000	281,516
4.90% Sr. Unsec. Nts., 8/1/41	123,000	132,524
Public Service Enterprise Group, Inc.,
1.60% Sr. Unsec. Nts., 11/15/19	303,000	296,128
Virginia Electric & Power Co., 2.95% Sr.
Unsec. Nts., 1/15/22	242,000	240,356
		1,129,422
Total Non-Convertible Corporate Bonds and
Notes (Cost $72,271,569)		71,861,242

	Shares
Investment Company—2.6%
Oppenheimer Institutional Government
Money Market Fund, Cl. E, 1.58%[14,15] (Cost $5,367,607) 5,367,607		5,367,607
Total Investments, at Value (Cost $233,909,858)	116.6%	241,438,030
Net Other Assets (Liabilities)	(16.6)	(34,360,110)
Net Assets	100.0%	$207,077,920

13        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $28,256,299 or 13.65% of the Fund’s net assets at period end.

4. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,475,348 or 0.71% of the Fund’s net assets at period end.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $46,378 or 0.02% of the Fund’s net assets at period end.

7. Interest rate is less than 0.0005%.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $140,905. See Note 6 of the accompanying Notes.

11. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. Restricted security. The aggregate value of restricted securities at period end was $447,250, which represents 0.22% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr.
Sub. Perpetual Bonds	6/20/14-6/24/14	$448,440	$447,250	$ (1,190)

14. Rate shown is the 7-day yield at period end.

15. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	5,367,607	—	—	5,367,607
	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$5,367,607	$17,473	$—	$—

Futures Contracts as of March 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Sell	6/20/18	14	USD	2,022	$2,052,750	$(31,028)
United States Treasury Nts., 10 yr.	Sell	6/20/18	166	USD	19,965	20,109,344	(144,758)
United States Treasury Nts., 2 yr.	Sell	6/29/18	177	USD	37,629	37,631,859	(2,460)
United States Treasury Nts., 5 yr.	Sell	6/29/18	4	USD	457	457,844	(1,323)
United States Ultra Bonds	Buy	6/20/18	58	USD	9,011	9,307,188	295,731
							$116,162

Glossary:

Definitions
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USSW5	USD Swap Semi 30/360 5 Year

14        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

15        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$6,920,775	$—	$—	$6,920,775
Consumer Staples	2,444,853	629,855	—	3,074,708
Energy	3,667,531	—	—	3,667,531
Financials	11,957,543	—	—	11,957,543
Health Care	9,306,332	—	—	9,306,332
Industrials	9,637,682	—	—	9,637,682
Information Technology	20,752,089	—	—	20,752,089
Materials	2,101,430	—	—	2,101,430
Telecommunication Services	2,017,212	—	—	2,017,212
Utilities	1,998,997	523,943	—	2,522,940
Asset-Backed Securities	—	19,652,335	—	19,652,335
Mortgage-Backed Obligations	—	72,050,861	—	72,050,861
U.S. Government Obligation	—	547,743	—	547,743
Non-Convertible Corporate Bonds and Notes	—	71,861,242	—	71,861,242
Investment Company	5,367,607	—	—	5,367,607
Total Investments, at Value	76,172,051	165,265,979	—	241,438,030
Other Financial Instruments:
Futures contracts	295,731	—	—	295,731
Total Assets	$76,467,782	$165,265,979	$—	$241,733,761

Liabilities Table
Other Financial Instruments:
Futures contracts	$(179,569)	$—	$—	$(179,569)
Total Liabilities	$(179,569)	$—	$—	$(179,569)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$128,201	$ (128,201)
Total Assets	$128,201	$ (128,201)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

16        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$56,766,151
Sold securities	12,698,186

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $32,746 of collateral to the counterparty for forward roll transactions.

17        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

18        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $10,529,801 and $43,461,727 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

19        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Shares	Value
Common Stocks—98.8%
Consumer Discretionary—19.1%
Hotels, Restaurants & Leisure—3.6%
Cedar Fair LP1	196,077	$ 12,525,399
Starbucks Corp.	291,500	16,874,935
		29,400,334
Household Durables—0.3%
Whirlpool Corp.	18,180	2,783,540
Internet & Catalog Retail—6.4%
Amazon.com, Inc.[2]	26,924	38,968,182
Booking Holdings, Inc.[2]	6,828	14,204,903
		53,173,085
Media—1.8%
Comcast Corp., Cl. A	436,377	14,911,002
Specialty Retail—7.0%
AutoNation, Inc.[2]	224,690	10,510,998
AutoZone, Inc.[2]	19,953	12,943,312
CarMax, Inc.[2]	179,520	11,119,469
Lowe’s Cos., Inc.	262,810	23,061,577
		57,635,356
Consumer Staples—2.6%
Food Products—1.2%
Kraft Heinz Co. (The)	83,705	5,213,985
Mondelez International, Inc., Cl. A	114,928	4,795,945
		10,009,930
Household Products—1.4%
HRG Group, Inc.[2]	140,733	2,320,687
Spectrum Brands Holdings, Inc.	92,005	9,540,919
		11,861,606
Energy—2.2%
Oil, Gas & Consumable Fuels—2.2%
Husky Energy, Inc.	481,695	6,894,443
Magellan Midstream Partners LP1	194,109	11,326,260
		18,220,703
Financials—5.6%
Capital Markets—4.2%
Charles Schwab Corp. (The)	256,093	13,373,176
CME Group, Inc., Cl. A	47,135	7,623,615
Intercontinental Exchange, Inc.	189,363	13,732,605
		34,729,396
Diversified Financial Services—1.0%
Berkshire Hathaway, Inc., Cl. B2	42,165	8,411,074
Real Estate Investment Trusts (REITs)—0.4%
Mid-America Apartment Communities, Inc.	40,103	3,658,998
Health Care—13.0%
Biotechnology—4.7%
Biogen, Inc.[2]	40,190	11,004,826
Celgene Corp.[2]	135,814	12,115,967
Exact Sciences Corp.[2]	59,440	2,397,215
Galapagos NV2	43,811	4,393,283
Gilead Sciences, Inc.	116,950	8,816,860
		38,728,151
Health Care Equipment & Supplies—2.6%
Intuitive Surgical, Inc.[2]	20,543	8,480,767
Medtronic plc	91,433	7,334,755
Stryker Corp.	34,815	5,602,430
		21,417,952
Health Care Providers & Services—3.8%
Laboratory Corp. of America Holdings[2]	74,345	12,025,304
UnitedHealth Group, Inc.	92,140	19,717,960
		31,743,264

	Shares	Value
Health Care Technology—0.7%
Cerner Corp.[2]	98,350	$ 5,704,300
Pharmaceuticals—1.2%
Allergan plc	57,880	9,740,625
Industrials—9.5%
Aerospace & Defense—1.0%
Spirit AeroSystems Holdings, Inc., Cl. A	96,710	8,094,627
Airlines—1.5%
Spirit Airlines, Inc.[2]	336,610	12,717,126
Commercial Services & Supplies—2.1%
Johnson Controls International plc	115,168	4,058,520
KAR Auction Services, Inc.	255,170	13,830,214
		17,888,734
Machinery—2.5%
Deere & Co.	41,963	6,517,693
Stanley Black & Decker, Inc.	35,000	5,362,000
Wabtec Corp.	107,460	8,747,244
		20,626,937
Professional Services—0.2%
Nielsen Holdings plc	50,903	1,618,206
Road & Rail—1.5%
Canadian National Railway Co.	88,200	6,450,066
Canadian Pacific Railway Ltd.	33,695	5,947,168
		12,397,234
Trading Companies & Distributors—0.7%
Fastenal Co.	103,225	5,635,053
Information Technology—43.5%
Internet Software & Services—12.9%
Alphabet, Inc., Cl. C2	45,618	47,068,196
eBay, Inc.[2]	439,880	17,700,771
Facebook, Inc., Cl. A2	261,628	41,805,538
		106,574,505
IT Services—7.3%
First Data Corp., Cl. A2	287,020	4,592,320
Mastercard, Inc., Cl. A	226,268	39,633,103
PayPal Holdings, Inc.[2]	211,915	16,077,991
		60,303,414
Semiconductors & Semiconductor Equipment—4.0%
Applied Materials, Inc.	125,000	6,951,250
Broadcom Ltd.	57,830	13,627,640
Texas Instruments, Inc.	124,588	12,943,447
		33,522,337
Software—12.2%
Activision Blizzard, Inc.	175,583	11,844,829
Microsoft Corp.	542,803	49,541,630
Oracle Corp.	386,020	17,660,415
Red Hat, Inc.[2]	43,920	6,566,479
ServiceNow, Inc.[2]	72,580	12,008,361
Snap, Inc., Cl. A2	205,480	3,260,968
		100,882,682
Technology Hardware, Storage & Peripherals—7.1%
Apple, Inc.	350,153	58,748,670
Materials—1.3%
Chemicals—0.5%
Albemarle Corp.	45,643	4,232,932
Metals & Mining—0.8%
Compass Minerals International, Inc.	105,568	6,365,750
Utilities—2.0%
Electric Utilities—0.3%
PG&E Corp.	50,945	2,238,014
Gas Utilities—1.4%
AmeriGas Partners LP1	301,285	12,042,361

1      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Multi-Utilities—0.3%
SCANA Corp.	63,605	$2,388,368
Total Common Stocks (Cost $611,719,802)		818,406,266

	Shares	Value
Investment Company—1.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[3,4] (Cost $8,446,394)	8,446,394	$8,446,394
Total Investments, at Value (Cost $620,166,196)	99.8%	826,852,660
Net Other Assets (Liabilities)	0.2	1,607,603
Net Assets	100.0%	$828,460,263

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	43,906,766	35,460,372	8,446,394

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$8,446,394	$15,975	$—	$—

2      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

3      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$157,903,317	$—	$—	$ 157,903,317
Consumer Staples	21,871,536	—	—	21,871,536
Energy	18,220,703	—	—	18,220,703
Financials	46,799,468	—	—	46,799,468
Health Care	102,941,009	4,393,283	—	107,334,292
Industrials	78,977,917	—	—	78,977,917
Information Technology	360,031,608	—	—	360,031,608
Materials	10,598,682	—	—	10,598,682
Utilities	16,668,743	—	—	16,668,743
Investment Company	8,446,394	—	—	8,446,394

Total Assets	$822,459,377	$4,393,283	$—	$ 826,852,660

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds. At period end, the Fund had no holdings in IGMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the

4      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

4. Investments and Risks (Continued)

company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—14.2%
Auto Loan—9.1%
American Credit Acceptance Receivables Trust:
Series 2014-4,Cl. D, 5.24%, 2/10/22[1]	$60,000	$60,051
Series 2015-3,Cl. B, 3.56%, 10/12/21[1]	42,799	42,842
Series 2015-3,Cl. C, 4.84%, 10/12/21[1]	315,000	318,651
Series 2015-3,Cl. D, 5.86%, 7/12/22[1]	125,000	126,598
Series 2016-4,Cl. B, 2.11%, 2/12/21[1]	65,000	64,877
Series 2017-3,Cl. B, 2.25%, 1/11/21[1]	65,000	64,648
Series 2017-4,Cl. B, 2.61%, 5/10/21[1]	64,000	63,724
Series 2017-4,Cl. C, 2.94%, 1/10/24[1]	183,000	182,335
Series 2017-4,Cl. D, 3.57%, 1/10/24[1]	227,000	225,462
AmeriCredit Automobile Receivables Trust:
Series 2015-2,Cl. D, 3.00%, 6/8/21	200,000	200,042
Series 2017-2,Cl. D, 3.42%, 4/18/23	300,000	299,011
Series 2017-4,Cl. D, 3.08%, 12/18/23	130,000	128,421
Capital Auto Receivables Asset Trust:
Series 2014-1,Cl. D, 3.39%, 7/22/19	51,656	51,671
Series 2017-1,Cl. D, 3.15%, 2/20/25[1]	40,000	39,657
CarFinance Capital Auto Trust:
Series 2014-1A,Cl. D, 4.90%, 4/15/20[1]	155,000	156,078
Series 2015-1A,Cl. A, 1.75%, 6/15/21[1]	21,495	21,445
CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	100,000	99,911
Series 2015-3,Cl. D, 3.27%, 3/15/22	295,000	295,357
Series 2016-1,Cl. D, 3.11%, 8/15/22	185,000	184,821
Series 2016-3,Cl. D, 2.94%, 1/17/23	115,000	113,829
Series 2016-4,Cl. D, 2.91%, 4/17/23	260,000	256,806
Series 2017-1,Cl. D, 3.43%, 7/17/23	230,000	229,826
Series 2017-4,Cl. D, 3.30%, 5/15/24	100,000	99,115
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	104,995	104,424
CPS Auto Receivables Trust:
Series 2013-C,Cl. D, 6.59%, 8/15/19[1]	95,000	95,473
Series 2017-C,Cl. A, 1.78%, 9/15/20[1]	56,072	55,834
Series 2017-C,Cl. B, 2.30%, 7/15/21[1]	100,000	99,176
Series 2017-D,Cl. B, 2.43%, 1/18/22[1]	170,000	168,304
Series 2018-A,Cl. B, 2.77%, 4/18/22[1]	125,000	124,289
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	30,000	29,886
Credit Acceptance Auto Loan Trust:
Series 2017-3A,Cl. C, 3.48%, 10/15/26[1]	205,000	202,996
Series 2018-1A,Cl. B, 3.60%, 4/15/27[1]	125,000	124,629
Series 2018-1A,Cl. C, 3.77%, 6/15/27[1]	180,000	179,487
Drive Auto Receivables Trust:
Series 2015-BA,Cl. D, 3.84%, 7/15/21[1]	20,000	20,191
Series 2015-CA,Cl. D, 4.20%, 9/15/21[1]	60,000	60,773
Series 2016-CA,Cl. C, 3.02%, 11/15/21[1]	140,000	140,247
Series 2016-CA,Cl. D, 4.18%, 3/15/24[1]	160,000	162,707
Series 2017-1,Cl. B, 2.36%, 3/15/21	155,000	154,594
Series 2017-2,Cl. B, 2.25%, 6/15/21	100,000	99,759
Series 2017-2,Cl. C, 2.75%, 9/15/23	110,000	109,428
Series 2017-3,Cl. C, 2.80%, 7/15/22	115,000	114,697
Series 2017-AA,Cl. C, 2.98%, 1/18/22[1]	165,000	165,102
Series 2017-AA,Cl. D, 4.16%, 5/15/24[1]	210,000	213,572
Series 2017-BA,Cl. D, 3.72%, 10/17/22[1]	215,000	216,796
Series 2018-1,Cl. D, 3.81%, 5/15/24	180,000	180,472
DT Auto Owner Trust:
Series 2015-2A,Cl. D, 4.25%, 2/15/22[1]	40,000	40,345
Series 2016-4A,Cl. E, 6.49%, 9/15/23[1]	75,000	77,411
Series 2017-1A,Cl. C, 2.70%, 11/15/22[1]	90,000	89,692
Series 2017-1A,Cl. D, 3.55%, 11/15/22[1]	125,000	124,657
Series 2017-1A,Cl. E, 5.79%, 2/15/24[1]	150,000	152,749
Series 2017-2A,Cl. B, 2.44%, 2/15/21[1]	135,000	134,802
Series 2017-2A,Cl. D, 3.89%, 1/15/23[1]	175,000	175,257
Series 2017-3A,Cl. B, 2.40%, 5/17/21[1]	170,000	169,212
Series 2017-3A,Cl. E, 5.60%, 8/15/24[1]	155,000	156,674
Series 2017-4A,Cl. D, 3.47%, 7/17/23[1]	190,000	188,206
Series 2017-4A,Cl. E, 5.15%, 11/15/24[1]	135,000	134,584

	Principal Amount	Value
Auto Loan (Continued)
DT Auto Owner Trust: (Continued)
Series 2018-1A,Cl. B, 3.04%, 1/18/22[1]	$145,000	$144,988
Exeter Automobile Receivables Trust, Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	140,000	139,054
Flagship Credit Auto Trust:
Series 2014-1,Cl. D, 4.83%, 6/15/20[1]	20,000	20,227
Series 2016-1,Cl. C, 6.22%, 6/15/22[1]	345,000	362,047
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	357,235	355,995
GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	120,000	118,892
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1,Cl. D, 5.172%
[LIBOR01M+330], 9/27/21[1,2]	75,000	75,101
Series 2017-1,Cl. C, 3.422%
[LIBOR01M+155], 6/27/22[1,2]	60,000	60,320
Series 2017-1,Cl. D, 4.172%
[LIBOR01M+230], 6/27/22[1,2]	70,000	70,063
Santander Drive Auto Receivables Trust:
Series 2016-2,Cl. D, 3.39%, 4/15/22	120,000	120,822
Series 2017-1,Cl. D, 3.17%, 4/17/23	160,000	159,093
Series 2017-1,Cl. E, 5.05%, 7/15/24[1]	355,000	363,364
Series 2017-2,Cl. D, 3.49%, 7/17/23	70,000	70,088
Series 2017-3,Cl. D, 3.20%, 11/15/23	400,000	396,578
Series 2018-1,Cl. D, 3.32%, 3/15/24	100,000	98,739
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	180,000	178,088
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	160,000	159,085
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	215,000	214,178
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	114,375	113,964
Westlake Automobile Receivables Trust:
Series 2016-1A,Cl. E, 6.52%, 6/15/22[1]	260,000	267,123
Series 2017-2A,Cl. E, 4.63%, 7/15/24[1]	255,000	255,615
Series 2018-1A,Cl. C, 2.92%, 5/15/23[1]	145,000	144,301
Series 2018-1A,Cl. D, 3.41%, 5/15/23[1]	160,000	159,839
		11,639,167
Credit Card—4.3%
Cabela’s Credit Card Master Note Trust:
Series 2013-2A,Cl. A2, 2.427%
[LIBOR01M+65], 8/16/21[1,2]	100,000	100,194
Series 2016-1,Cl. A1, 1.78%, 6/15/22	320,000	316,706
Series 2016-1,Cl. A2, 2.627%
[LIBOR01M+85], 6/15/22[2]	560,000	564,065
Capital One Multi-Asset Execution Trust:
Series 2014-A4,Cl. A4, 2.137%
[LIBOR01M+36], 6/15/22[2]	55,000	55,161
Series 2016-A3,Cl. A3, 1.34%, 4/15/22	485,000	478,066
Citibank Credit Card Issuance Trust, Series
2014-A6, Cl. A6, 2.15%, 7/15/21	30,000	29,841
Discover Card Execution Note Trust:
Series 2012-A6,Cl. A6, 1.67%, 1/18/22	275,000	271,944
Series 2016-A1,Cl. A1, 1.64%, 7/15/21	615,000	610,939
Series 2016-A4,Cl. A4, 1.39%, 3/15/22	620,000	609,360
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 2.277% [LIBOR01M+50], 11/16/20[1,2]	455,000	456,185
World Financial Network Credit Card Master Trust:
Series 2012-D,Cl. A, 2.15%, 4/17/23	145,000	144,029
Series 2016-B,Cl. A, 1.44%, 6/15/22	360,000	358,523
Series 2017-A,Cl. A, 2.12%, 3/15/24	405,000	399,236
Series 2017-B,Cl. A, 1.98%, 6/15/23	315,000	312,197
Series 2017-C,Cl. A, 2.31%, 8/15/24	395,000	388,434
Series 2018-A,Cl. A, 3.07%, 12/16/24	495,000	496,149
		5,591,029

1        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Equipment—0.6%
CCG Receivables Trust:
Series 2017-1,Cl. B, 2.75%, 11/14/23[1]	$230,000	$225,993
Series 2018-1,Cl. B, 3.09%, 6/16/25[1]	85,000	84,686
Series 2018-1,Cl. C, 3.42%, 6/16/25[1]	20,000	19,928
CNH Equipment Trust, Series 2017-C, Cl. B,
2.54%, 5/15/25	65,000	63,759
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	20,688	20,524
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	180,000	177,700
		592,590
Home Equity Loan—0.0%
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 2.102% [US0001M+23], 4/25/36[2]	7,484	7,502
Loans: Other—0.2%
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	70,000	68,998
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	194,576	193,377
		262,375
Total Asset-Backed Securities (Cost $18,171,310)		18,092,663
Mortgage-Backed Obligations—52.6%
Government Agency—35.2%
FHLMC/FNMA/FHLB/Sponsored—22.8%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	3,694	3,981
5.50%, 9/1/39	273,671	297,834
6.00%, 5/1/18-10/1/29	355,126	396,990
6.50%, 7/1/28-4/1/34	110,870	124,944
7.00%, 10/1/31-10/1/37	97,736	107,603
9.00%, 8/1/22-5/1/25	5,827	6,225
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	390	393
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 68.499%, 9/1/29[4]	4,768	1,087
Series 206,Cl. IO, 0.00%, 12/15/29[4,5]	82,486	21,208
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]	53,938	9,163
Federal Home Loan Mortgage Corp., Mtg.- Linked Amortizing Global Debt Securities,
Series 2012-1, Cl. A10, 2.06%, 1/15/22	262,496	258,775
Federal Home Loan Mortgage Corp., Principal- Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.108%, 6/1/26[6]	25,452	23,418
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	1,229	1,278
Series 1674,Cl. Z, 6.75%, 2/15/24	7,314	7,806
Series 2034,Cl. Z, 6.50%, 2/15/28	1,454	1,639
Series 2042,Cl. N, 6.50%, 3/15/28	2,927	3,161
Series 2043,Cl. ZP, 6.50%, 4/15/28	175,182	193,775
Series 2046,Cl. G, 6.50%, 4/15/28	6,906	7,786
Series 2053,Cl. Z, 6.50%, 4/15/28	1,585	1,787
Series 2066,Cl. Z, 6.50%, 6/15/28	165,588	186,686
Series 2195,Cl. LH, 6.50%, 10/15/29	133,767	146,897
Series 2220,Cl. PD, 8.00%, 3/15/30	979	1,126
Series 2326,Cl. ZP, 6.50%, 6/15/31	38,158	41,367
Series 2461,Cl. PZ, 6.50%, 6/15/32	148,290	161,932
Series 2470,Cl. LF, 2.777%
[LIBOR01M+100], 2/15/32[2]	1,222	1,251
Series 2635,Cl. AG, 3.50%, 5/15/32	23,779	23,835
Series 2707,Cl. QE, 4.50%, 11/15/18	1,652	1,657
Series 2770,Cl. TW, 4.50%, 3/15/19	1,527	1,536
Series 3010,Cl. WB, 4.50%, 7/15/20	6,125	6,217
Series 3025,Cl. SJ, 18.236% [-3.667 x
LIBOR01M+2,475], 8/15/35[2]	12,612	17,428

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3030,Cl. FL, 2.177% [LIBOR01M+40], 9/15/35[2]	$1,966	$1,976
Series 3645,Cl. EH, 3.00%, 12/15/20	16,463	16,498
Series 3741,Cl. PA, 2.15%, 2/15/35	36,315	36,284
Series 3815,Cl. BD, 3.00%, 10/15/20	412	412
Series 3822,Cl. JA, 5.00%, 6/15/40	2,709	2,793
Series 3840,Cl. CA, 2.00%, 9/15/18	293	293
Series 3848,Cl. WL, 4.00%, 4/15/40	16,747	17,014
Series 3857,Cl. GL, 3.00%, 5/15/40	3,783	3,770
Series 4221,Cl. HJ, 1.50%, 7/15/23	66,724	65,357
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[4]	976	112
Series 2079,Cl. S, 99.999%, 7/17/28[4]	1,785	243
Series 2130,Cl. SC, 99.999%, 3/15/29[4]	58,564	8,393
Series 2526,Cl. SE, 69.387%, 6/15/29[4]	2,238	352
Series 2796,Cl. SD, 99.999%, 7/15/26[4]	115,801	14,985
Series 2920,Cl. S, 29.381%, 1/15/35[4]	456,379	69,732
Series 2922,Cl. SE, 11.271%, 2/15/35[4]	55,041	7,554
Series 2981,Cl. AS, 5.219%, 5/15/35[4]	73,645	8,537
Series 3004,Cl. SB, 0.00%, 7/15/35[4,5]	20,683	2,235
Series 3397,Cl. GS, 0.00%, 12/15/37[4,5]	10,604	1,824
Series 3424,Cl. EI, 0.00%, 4/15/38[4,5]	9,526	728
Series 3450,Cl. BI, 13.14%, 5/15/38[4]	277,060	40,611
Series 3606,Cl. SN, 13.164%, 12/15/39[4]	74,104	9,778
Federal National Mortgage Assn.:
2.50%, 4/1/33[3]	2,120,000	2,076,281
3.00%, 4/1/33[3]	1,635,000	1,632,310
3.50%, 4/1/48[3]	11,390,000	11,407,049
4.00%, 4/1/48[3]	3,060,000	3,138,981
4.50%, 4/1/48[3]	4,805,000	5,030,250
5.00%, 4/1/48[3]	1,380,000	1,473,899
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21-7/1/22	2,176	2,223
5.50%, 2/1/35-5/1/36	112,345	123,464
6.50%, 10/1/19-1/1/34	7,181	8,012
7.00%, 1/1/30-12/1/32	15,869	18,059
7.50%, 1/1/33	3,321	3,847
8.50%, 7/1/32	3,740	3,813
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 99.999%, 5/25/23[4]	1,445	196
Series 222,Cl. 2, 99.999%, 6/25/23[4]	157,869	19,399
Series 252,Cl. 2, 0.00%, 11/25/23[4,5]	142,266	20,002
Series 294,Cl. 2, 99.999%, 2/25/28[4]	20,713	4,679
Series 301,Cl. 2, 15.095%, 4/25/29[4]	1,662	355
Series 303,Cl. IO, 53.432%, 11/25/29[4]	36,793	8,790
Series 320,Cl. 2, 52.767%, 4/25/32[4]	143,847	35,366
Series 321,Cl. 2, 16.098%, 4/25/32[4]	359,243	85,404
Series 324,Cl. 2, 0.00%, 7/25/32[4,5]	3,651	888
Series 331,Cl. 5, 0.00%, 2/25/33[4,7]	5,162	944
Series 331,Cl. 9, 25.861%, 2/25/33[4]	118,379	23,951
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	8,482	1,822
Series 334,Cl. 17, 32.25%, 2/25/33[4]	73,502	18,181
Series 339,Cl. 12, 0.00%, 6/25/33[4,5]	118,560	31,033
Series 339,Cl. 7, 0.00%, 11/25/33[4,5]	249,665	55,608
Series 343,Cl. 13, 0.00%, 9/25/33[4,5]	125,055	26,366
Series 343,Cl. 18, 0.00%, 5/25/34[4,5]	29,840	7,215
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	88,906	20,763
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	38,150	9,502
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	66,859	13,220
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	47,800	10,341
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	23,440	5,122
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	93,349	23,364
Series 364,Cl. 15, 0.00%, 9/25/35[4,5]	4,966	992
Series 364,Cl. 16, 0.00%, 9/25/35[4,5]	102,558	25,697
Series 365,Cl. 16, 0.00%, 3/25/36[4,5]	131,806	26,845

2        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	$110,418	$116,733
Series 1998-58,Cl. PC, 6.50%, 10/25/28	91,165	99,691
Series 1998-61,Cl. PL, 6.00%, 11/25/28	45,718	49,798
Series 1999-54,Cl. LH, 6.50%, 11/25/29	78,132	85,432
Series 2001-51,Cl. OD, 6.50%, 10/25/31	5,412	5,777
Series 2001-74,Cl. QE, 6.00%, 12/25/31	114,474	125,804
Series 2003-100,Cl. PA, 5.00%, 10/25/18	6,914	6,925
Series 2003-28,Cl. KG, 5.50%, 4/25/23	318,971	333,951
Series 2003-84,Cl. GE, 4.50%, 9/25/18	420	421
Series 2004-25,Cl. PC, 5.50%, 1/25/34	1,224	1,237
Series 2005-73,Cl. DF, 2.122% [LIBOR01M+25], 8/25/35[2]	2,992	3,005
Series 2006-11,Cl. PS, 17.705% [-3.667x LIBOR01M+2,456.67], 3/25/36[2]	70,350	103,815
Series 2006-46,Cl. SW, 17.337% [-3.667 x LIBOR01M+2,419.92], 6/25/36[2]	46,605	65,580
Series 2006-50,Cl. KS, 17.338% [-3.667x LIBOR01M+2,420], 6/25/36[2]	61,792	89,594
Series 2008-75,Cl. DB, 4.50%, 9/25/23	4,563	4,573
Series 2009-113,Cl. DB, 3.00%, 12/25/20	17,607	17,626
Series 2009-36,Cl. FA, 2.812% [LIBOR01M+94], 6/25/37[2]	32,902	33,658
Series 2009-70,Cl. TL, 4.00%, 8/25/19	3,423	3,424
Series 2010-43,Cl. KG, 3.00%, 1/25/21	8,316	8,331
Series 2011-3,Cl. EL, 3.00%, 5/25/20	27,180	27,185
Series 2011-38,Cl. AH, 2.75%, 5/25/20	326	325
Series 2011-82,Cl. AD, 4.00%, 8/25/26	19,719	19,811
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 20.248%, 11/18/31[4]	4,646	823
Series 2001-63,Cl. SD, 50.93%, 12/18/31[4]	1,533	248
Series 2001-65,Cl. S, 32.348%, 11/25/31[4]	116,570	23,135
Series 2001-68,Cl. SC, 46.588%, 11/25/31[4]	1,102	190
Series 2001-81,Cl. S, 37.756%, 1/25/32[4]	33,287	5,689
Series 2002-28,Cl. SA, 32.782%, 4/25/32[4]	1,046	177
Series 2002-38,Cl. SO, 75.279%, 4/25/32[4]	3,193	496
Series 2002-39,Cl. SD, 60.612%, 3/18/32[4]	2,112	375
Series 2002-47,Cl. NS, 41.802%, 4/25/32[4]	104,082	18,553
Series 2002-48,Cl. S, 45.288%, 7/25/32[4]	1,675	299
Series 2002-51,Cl. S, 40.882%, 8/25/32[4]	95,548	16,245
Series 2002-52,Cl. SD, 85.968%, 9/25/32[4]	148,614	27,161
Series 2002-52,Cl. SL, 40.694%, 9/25/32[4]	1,081	189
Series 2002-53,Cl. SK, 85.042%, 4/25/32[4]	7,357	1,340
Series 2002-56,Cl. SN, 42.512%, 7/25/32[4]	2,284	407
Series 2002-60,Cl. SM, 16.426%, 8/25/32[4]	14,183	2,062
Series 2002-7,Cl. SK, 22.113%, 1/25/32[4]	6,549	1,046
Series 2002-77,Cl. BS, 24.723%, 12/18/32[4]	9,793	1,765
Series 2002-77,Cl. IS, 56.678%, 12/18/32[4]	5,440	1,035

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-77,Cl. SH, 33.757%, 12/18/32[4]	$46,794	$7,972
Series 2002-84,Cl. SA, 29.062%, 12/25/32[4]	112,385	19,182
Series 2002-9,Cl. MS, 36.478%, 3/25/32[4]	1,741	314
Series 2002-90,Cl. SN, 16.649%, 8/25/32[4]	7,297	1,061
Series 2002-90,Cl. SY, 24.874%, 9/25/32[4]	5,625	827
Series 2003-26,Cl. DI, 60.321%, 4/25/33[4]	5,223	1,363
Series 2003-33,Cl. SP, 29.013%, 5/25/33[4]	112,716	23,169
Series 2003-4,Cl. S, 23.34%, 2/25/33[4]	69,713	13,843
Series 2004-54,Cl. DS, 99.999%, 11/25/30[4]	98,297	15,306
Series 2005-12,Cl. SC, 33.995%, 3/25/35[4]	26,029	3,258
Series 2005-14,Cl. SE, 42.695%, 3/25/35[4]	81,231	9,553
Series 2005-40,Cl. SA, 99.999%, 5/25/35[4]	232,906	32,326
Series 2005-40,Cl. SB, 71.384%, 5/25/35[4]	10,509	1,301
Series 2005-52,Cl. JH, 34.384%, 5/25/35[4]	60,271	7,594
Series 2005-93,Cl. SI, 5.95%, 10/25/35[4]	166,360	23,858
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	8,145	843
Series 2009-8,Cl. BS, 99.999%, 2/25/24[4]	1,722	84
Series 2011-96,Cl. SA, 3.848%, 10/25/41[4]	58,725	8,550
Series 2012-134,Cl. SA, 3.877%, 12/25/42[4]	150,892	26,375
Series 2012-40,Cl. PI, 9.39%, 4/25/41[4]	111,820	17,431
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Principal-Only Stripped
Mtg.-Backed Security, Series 1993-184, Cl. M, 5.195%, 9/25/23[6]	50,012	46,323
		29,326,963
GNMA/Guaranteed—12.4%
Government National Mortgage Assn. I Pool: 7.00%, 12/15/23-3/15/26	4,671	4,866
Government National Mortgage Assn. II Pool:
3.50%, 4/1/48[3]	4,165,000	4,203,413
4.00%, 4/1/48[3]	8,275,000	8,503,474
4.50%, 4/1/48[3]	3,050,000	3,170,403
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[4]	159,138	1,702
Series 2007-17,Cl. AI, 53.18%, 4/16/37[4]	60,110	8,902
Series 2011-52,Cl. HS, 24.226%, 4/16/41[4]	394,641	48,164
		15,940,924
Non-Agency—17.4%
Commercial—9.3%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.00%, 4/14/29[4,5]	1,068,071	721
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,2]	53,100	53,341

3        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 10.10%, 1/15/51[4]	$1,788,145	$73,302
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[4,5,8,9]	225,130	5,197
CD Commercial Mortgage Trust: Series 2016-CD2,Cl. AM, 3.668%, 11/10/49[10]	150,000	149,846
Series 2017-CD3,Cl. AS, 3.833%, 2/10/50	140,000	141,038
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017- CD6, Cl. XA, 12.215%, 11/13/50[4]	752,917	48,763
Chase Mortgage Finance Trust, Series 2005- A2, Cl. 1A3, 3.52%, 1/25/36[10]	97,096	95,204
Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%, 9/10/45	103,563	103,079
Series 2014-GC21,Cl. AAB, 3.477%, 5/10/47	95,000	96,435
Citigroup Commercial Mortgage Trust,
Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 11.779%, 10/12/50[4]	2,075,548	159,121
COMM Mortgage Trust:
Series 2012-CR3,Cl. ASB, 2.372%, 10/15/45	18,328	18,138
Series 2012-LC4,Cl. A3, 3.069%, 12/10/44	41,190	41,271
Series 2013-CR13,Cl. ASB, 3.706%, 11/10/46	185,000	188,952
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	245,000	242,427
Series 2013-CR7,Cl. D, 4.285%, 3/10/46[1,10]	300,000	216,236
Series 2014-CR17,Cl. ASB, 3.598%, 5/10/47	265,000	270,530
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	65,000	65,502
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	715,000	731,229
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	170,000	175,522
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	475,000	485,705
Series 2015-CR22,Cl. A2, 2.856%, 3/10/48	110,000	110,232
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	280,000	284,234
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	2,072,060	122,476
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	160,970	135,914
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C1, Cl. AM, 3.539%, 5/10/49	140,000	138,908
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.522% [US0001M+65], 11/25/35[2]	124,787	89,738
FREMF Mortgage Trust:
Series 2013-K25,Cl. C, 3.62%, 11/25/45[1,10]	90,000	87,871
Series 2013-K26,Cl. C, 3.599%, 12/25/45[1,10]	60,000	58,496
Series 2013-K27,Cl. C, 3.496%, 1/25/46[1,10]	95,000	92,114

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2013-K28,Cl. C, 3.49%, 6/25/46[1,10]	$285,000	$277,285
Series 2013-K713,Cl. C, 3.164%, 4/25/46[1,10]	115,000	114,837
Series 2014-K715,Cl. C, 4.125%, 2/25/46[1,10]	50,000	50,151
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	430,000	431,244
GS Mortgage Securities Trust:
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	35,000	34,747
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	45,000	47,777
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	85,000	86,623
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[1,10]	229,730	221,630
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6,Cl. ASB, 3.144%, 5/15/45	137,716	138,265
Series 2012-LC9,Cl. A4, 2.611%, 12/15/47	20,000	19,725
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	315,000	312,747
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	300,000	314,036
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	40,000	39,652
Series 2013-LC11,Cl. ASB, 2.554%, 4/15/46	49,113	48,596
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	220,000	224,886
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	220,000	215,571
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.688%, 7/25/35[10]	70,115	72,035
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.495%, 7/26/36[1,10]	219,507	210,624
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	75,000	76,484
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	105,000	105,879
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	40,000	40,614
Series 2014-C24,Cl. B, 4.116%, 11/15/47[10]	245,000	247,078
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	200,000	204,673
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	255,000	257,078
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	230,000	224,915
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security,
Series 1998-C1, Cl. IO, 0.00%, 2/18/30[4,5]	77,051	5
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,9,10]	32,322	23,970
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	96,799	95,950
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	225,000	223,372
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	599,569
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	375,000	357,268
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.036%, 12/15/50[4]	684,436	42,220

4        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Commercial (Continued)
Morgan Stanley Re-Remic Trust, Series 2012- R3, Cl. 1B, 3.021%, 11/26/36[1,10]	$439,645	$405,362
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.352%, 6/26/46[1,10]	100,935	100,923
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.589%, 7/26/45[1,10]	14,612	14,968
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 11.681%, 11/15/50[4]	1,257,257	87,272
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[10]	245,000	249,277
Series 2015-NXS1,Cl. ASB, 2.934%, 5/15/48	305,000	302,582
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	355,000	363,582
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 9.939%, 12/15/50[4]	899,110	62,406
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.825%, 6/15/45[1,10]	120,000	97,848
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	150,000	149,811
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	130,000	132,646
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	45,000	45,538
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[10]	145,000	149,761
		12,003,024
Residential—8.1%
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	87,947	82,856
Series 2007-C,Cl. 1A4, 3.716%, 5/20/36[10]	39,021	37,733
Series 2014-R7,Cl. 3A1, 3.755%, 3/26/36[1,10]	107,622	107,805
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	59,852	57,053
Bear Stearns ARM Trust:
Series 2005-9,Cl. A1, 3.52%
[H15T1Y+230], 10/25/35[2]	126,748	129,775
Series 2006-1,Cl. A1, 3.67%
[H15T1Y+225], 2/25/36[2]	157,976	158,969
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	12,490	12,487
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	78,501	71,651
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	10,265	10,314
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	377,974	381,348
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 2.822%
[US0001M+95], 5/25/24[2]	140,860	141,293
Series 2014-C03,Cl. 1M2, 4.872%
[US0001M+300], 7/25/24[2]	321,495	343,908
Series 2016-C03,Cl. 1M1, 3.872%
[US0001M+200], 10/25/28[2]	94,119	95,566
Series 2016-C07,Cl. 2M1, 3.172%
[US0001M+130], 5/25/29[2]	198,114	198,958
Series 2017-C02,Cl. 2M1, 3.022%
[US0001M+115], 9/25/29[2]	476,335	479,676
Series 2017-C03,Cl. 1M1, 2.822%
[US0001M+95], 10/25/29[2]	357,265	359,346
Series 2017-C04,Cl. 2M1, 2.722%
[US0001M+85], 11/25/29[2]	288,318	289,517

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2017-C06,Cl. 1M1, 2.622%
[US0001M+75], 2/25/30[2]	$122,860	$123,077
Series 2017-C07,Cl. 1M1, 2.522%
[US0001M+65], 5/25/30[2]	200,084	200,128
Series 2017-C07,Cl. 1M2, 4.272%
[US0001M+240], 5/25/30[2]	210,000	213,372
Series 2017-C07,Cl. 2M1, 2.522%
[US0001M+65], 5/25/30[2]	97,223	97,273
Series 2018-C01,Cl. 1M1, 2.472%
[US0001M+60], 7/25/30[2]	296,197	296,158
Series 2018-C02,Cl. 2M1, 2.522%
[US0001M+65], 8/25/30[2]	115,000	115,072
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.52%, 7/25/35[10]	66,483	67,087
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.182% [US0001M+31], 7/25/35[2]	29,488	29,475
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.972% [US0001M+10], 8/25/36[2]	46,927	24,939
RALI Trust:
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	679	612
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	8,666	8,178
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 6.122%
[US0001M+425], 11/25/23[2]	282,991	314,971
Series 2014-DN1,Cl. M3, 6.372%
[US0001M+450], 2/25/24[2]	210,000	244,223
Series 2014-DN2,Cl. M3, 5.472%
[US0001M+360], 4/25/24[2]	225,000	252,285
Series 2014-HQ2,Cl. M2, 4.072%
[US0001M+220], 9/25/24[2]	80,228	82,841
Series 2014-HQ2,Cl. M3, 5.622%
[US0001M+375], 9/25/24[2]	335,000	387,296
Series 2015-HQA2,Cl. M2, 4.672%
[US0001M+280], 5/25/28[2]	58,095	59,929
Series 2016-DNA1,Cl. M1, 3.322%
[US0001M+145], 7/25/28[2]	6,733	6,738
Series 2016-DNA1,Cl. M2, 4.772%
[US0001M+290], 7/25/28[2]	100,000	102,617
Series 2016-DNA3,Cl. M1, 2.972%
[US0001M+110], 12/25/28[2]	40,707	40,746
Series 2016-DNA4,Cl. M1, 2.672%
[US0001M+80], 3/25/29[2]	72,836	72,973
Series 2016-DNA4,Cl. M3, 5.672%
[US0001M+380], 3/25/29[2]	325,000	363,498
Series 2016-HQA3,Cl. M1, 2.672%
[US0001M+80], 3/25/29[2]	322,752	323,421
Series 2016-HQA3,Cl. M3, 5.722%
[US0001M+385], 3/25/29[2]	110,000	122,828
Series 2016-HQA4,Cl. M1, 2.672%
[US0001M+80], 4/25/29[2]	218,072	218,160
Series 2016-HQA4,Cl. M3, 5.772%
[US0001M+390], 4/25/29[2]	320,000	358,112
Series 2017-HQA1,Cl. M1, 3.072%
[US0001M+120], 8/25/29[2]	591,699	596,985
Series 2017-HQA2,Cl. M1, 2.672%
[US0001M+80], 12/25/29[2]	198,476	199,043
Series 2017-HQA3,Cl. M1, 2.422%
[US0001M+55], 4/25/30[2]	522,582	522,652
Series 2018-DNA1,Cl. M1, 2.322%
[US0001M+45], 7/25/30[2]	434,761	432,946
Series 2018-DNA1,Cl. M2, 3.672%
[US0001M+180], 7/25/30[2]	420,000	416,204
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 3.449%,
10/25/33[10]	78,253	79,401

5        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
WaMu Mortgage Pass-Through Certificates Trust: (Continued)
Series 2005-AR14,Cl. 1A4, 3.393%, 12/25/35[10]	$158,098	$157,107
Series 2005-AR16,Cl. 1A1, 3.392%, 12/25/35[10]	69,219	67,558
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 3.557%, 9/25/35[10]	74,396	72,379
Series 2005-AR15,Cl. 1A6, 3.557%, 9/25/35[10]	28,844	27,860
Series 2005-AR4,Cl. 2A2, 3.934%, 4/25/35[10]	174,669	175,999
Series 2006-AR10,Cl. 1A1, 3.603%, 7/25/36[10]	52,523	51,373
Series 2006-AR10,Cl. 5A5, 3.495%, 7/25/36[10]	140,740	142,455
Series 2006-AR2,Cl. 2A3, 3.755%, 3/25/36[10]	63,064	63,738
Series 2006-AR7,Cl. 2A4, 3.41%, 5/25/36[10]	14,648	14,951
Series 2006-AR8,Cl. 2A1, 3.603%, 4/25/36[10]	151,491	153,827
Series 2006-AR8,Cl. 2A4, 3.603%, 4/25/36[10]	66,311	67,334
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	53,974	54,839
		10,380,915
Total Mortgage-Backed Obligations (Cost $68,630,140)		67,651,826
U.S. Government Obligation—0.2%
United States Treasury Nts., 1.50%, 5/31/19[11,12] (Cost $193,300)	193,000	191,512
Corporate Bonds and Notes—51.9%
Consumer Discretionary—7.8%
Auto Components—0.2%
Lear Corp., 3.80% Sr. Unsec. Nts., 9/15/27	204,000	196,476
Automobiles—2.0%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[1]	285,000	279,746
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	172,000	250,519
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	221,000	217,024
3.664% Sr. Unsec. Nts., 9/8/24	219,000	211,374
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	88,000	96,829
General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22	301,000	294,850
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[1]	323,000	318,681
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	86,000	88,740
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[1]	322,000	315,308
Nissan Motor Acceptance Corp., 2.15% Sr. Unsec. Nts., 9/28/20[1]	217,000	212,557
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[1]	338,000	334,537
		2,620,165
Diversified Consumer Services—0.3%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	340,000	328,950
Hotels, Restaurants & Leisure—0.3%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[1]	163,000	164,679

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	$287,000	$282,847
		447,526
Household Durables—1.3%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	296,000	291,635
Leggett & Platt, Inc., 3.50% Sr. Unsec. Nts., 11/15/27	161,000	155,073
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	314,000	310,468
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	346,000	355,335
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	251,000	244,963
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	257,000	255,715
4.875% Sr. Unsec. Nts., 3/15/27	75,000	73,313
		1,686,502
Internet & Catalog Retail—0.5%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	100,000	112,927
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	565,000	559,147
		672,074
Media—1.3%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	116,000	126,132
Charter Communications Operating LLC/ Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	139,000	134,715
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	306,000	385,940
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	311,000	317,268
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	152,000	154,595
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	236,000	204,797
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	319,000	308,234
		1,631,681
Multiline Retail—0.3%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	307,000	321,464
Specialty Retail—1.2%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	64,000	63,260
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	305,000	322,200
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	322,000	335,685
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	355,000	350,414
Sally Holdings LLC/Sally Capital, Inc.,
5.625% Sr. Unsec. Nts., 12/1/25	170,000	168,937
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	342,000	328,236
		1,568,732
Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	316,000	308,100
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	239,000	241,689
		549,789

6        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Consumer Staples—5.4%
Beverages—1.5%
Anheuser-Busch InBev Finance, Inc.:
2.65% Sr. Unsec. Nts., 2/1/21	$322,000	$319,640
3.65% Sr. Unsec. Nts., 2/1/26	85,000	84,586
4.90% Sr. Unsec. Nts., 2/1/46	121,000	130,781
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	230,000	344,378
Constellation Brands, Inc., 2.25% Sr. Unsec. Nts., 11/6/20	335,000	327,945
Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	309,000	296,672
4.20% Sr. Unsec. Nts., 7/15/46	48,000	45,471
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	307,000	316,645
		1,866,118
Food & Staples Retailing—0.8%
Alimentation Couche-Tard, Inc., 2.35%
Sr. Unsec. Nts., 12/13/19[1]	343,000	339,089
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	334,000	322,862
5.05% Sr. Unsec. Nts., 3/25/48	286,000	301,376
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	15,000	14,896
6.90% Sr. Unsec. Nts., 4/15/38	79,000	97,849
		1,076,072
Food Products—2.0%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	216,000	203,314
8.50% Sr. Unsec. Nts., 6/15/19	305,000	324,134
Campbell Soup Co.:
3.30% Sr. Unsec. Nts., 3/15/21	311,000	313,009
4.15% Sr. Unsec. Nts., 3/15/28	146,000	144,697
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	177,000	176,402
4.375% Sr. Unsec. Nts., 6/1/46	117,000	107,014
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	308,000	306,075
Mondelez International Holdings
Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	321,000	314,478
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[1]	319,000	314,730
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[1]	211,000	213,110
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	164,000	157,569
		2,574,532
Tobacco—1.1%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	222,000	226,949
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[1]	330,000	323,689
3.557% Sr. Unsec. Nts., 8/15/27[1]	169,000	161,939
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[1]	325,000	322,806
Philip Morris International, Inc., 2.50% Sr. Unsec. Nts., 11/2/22	288,000	278,284
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	115,000	134,803
		1,448,470
Energy—4.5%
Energy Equipment & Services—0.4%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	70,000	76,750
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	194,000	201,611

	Principal Amount	Value
Energy Equipment & Services (Continued)
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	$184,000	$187,300
		465,661
Oil, Gas & Consumable Fuels—4.1%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	64,000	61,524
6.20% Sr. Unsec. Nts., 3/15/40	64,000	75,584
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26	311,000	328,799
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	166,000	162,036
5.25% Sr. Unsec. Nts., 1/15/25	107,000	108,915
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	96,000	95,572
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	328,000	324,661
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	85,000	80,342
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	352,000	348,690
Colonial Pipeline Co., 4.25% Sr. Unsec. Nts., 4/15/48[1]	110,000	109,633
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	302,000	301,489
4.50% Sr. Unsec. Nts., 6/1/25	162,000	163,662
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	42,000	45,895
5.95% Sr. Unsec. Nts., 3/15/46	70,000	90,519
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	74,000	75,794
Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	94,000	88,430
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	74,000	74,844
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	79,000	83,247
4.90% Sr. Unsec. Nts., 5/15/46	27,000	28,840
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	340,000	332,691
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	80,000	80,705
5.55% Sr. Unsec. Nts., 6/1/45	138,000	145,416
Marathon Oil Corp., 4.40% Sr. Unsec. Nts., 7/15/27	161,000	163,668
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	92,000	96,363
ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19	143,000	150,146
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	164,000	160,592
Pioneer Natural Resources Co., 3.45% Sr. Unsec. Nts., 1/15/21	318,000	320,133
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	166,000	163,696
5.625% Sr. Sec. Nts., 2/1/21	237,000	249,294
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	115,000	115,809
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	190,000	180,219
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	71,000	98,715
Williams Partners LP:
3.75% Sr. Unsec. Nts., 6/15/27	131,000	125,397
5.25% Sr. Unsec. Nts., 3/15/20	250,000	259,143
Woodside Finance Ltd., 8.75% Sr. Unsec. Nts., 3/1/19[1]	3,000	3,163
		5,293,626

7        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Financials—13.5%
Capital Markets—2.9%
Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[1]	$201,000	$202,072
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	142,000	136,260
Brookfield Asset Management, Inc.,
4.00% Sr. Unsec. Nts., 1/15/25	252,000	251,403
Credit Suisse AG (New York), 3.625% Sr.
Unsec. Nts., 9/9/24	189,000	188,484
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	130,000	132,966
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,13]	308,000	315,700
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	202,000	194,704
3.75% Sr. Unsec. Nts., 2/25/26	194,000	190,822
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[2]	136,000	131,683
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	248,000	253,949
5.00% Sub. Nts., 11/24/25	312,000	326,598
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	317,000	314,623
Northern Trust Corp., 3.375%
[US0003M+113.1] Sub. Nts., 5/8/32[2]	145,000	139,348
Raymond James Financial, Inc., 3.625%
Sr. Unsec. Nts., 9/15/26	202,000	198,207
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	226,000	225,892
TD Ameritrade Holding Corp., 3.30% Sr.
Unsec. Nts., 4/1/27	206,000	201,054
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	128,000	128,585
4.253% Sr. Unsec. Nts., 3/23/28[1]	135,000	136,059
		3,668,409
Commercial Banks—6.3%
ABN AMRO Bank NV, 4.40%
[USSW5+219.7] Sub. Nts., 3/27/28[2]	383,000	385,372
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22	335,000	326,917
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	269,000	253,665
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	185,000	182,855
3.97% [US0003M+107] Sr. Unsec. Nts., 3/5/29[2]	54,000	54,167
7.75% Jr. Sub. Nts., 5/14/38	232,000	322,821
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	326,000	326,892
BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	247,000	237,112
BNP Paribas SA, 4.625% Sub. Nts., 3/13/27[1]	184,000	187,159
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	185,000	185,942
Citigroup, Inc., 4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[2]	334,000	338,030
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	192,000	187,534
2.65% Sr. Unsec. Nts., 5/26/22	81,000	78,541
Commonwealth Bank of Australia,
3.15% Sr. Unsec. Nts., 9/19/27[1]	236,000	225,184
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	285,000	276,518
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	310,000	309,611

	Principal Amount	Value
Commercial Banks (Continued)
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	$206,000	$203,761
First Republic Bank, 4.375% Sub. Nts., 8/1/46	139,000	138,196
Glencore Funding LLC, 4.00% Sr. Unsec. Nts., 4/16/25[1]	193,000	189,520
HSBC Holdings plc, 4.041%
[US0003M+154.6] Sr. Unsec. Nts., 3/13/28[2]	125,000	124,973
Huntington Bancshares, Inc., 3.15% Sr.
Unsec. Nts., 3/14/21	218,000	217,026
Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[1]	225,000	212,844
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	271,000	264,935
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	538,000	534,080
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[2,8,13]	334,000	373,454
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	235,000	226,045
Regions Bank (Birmingham AL), 2.75% Sr. Unsec. Nts., 4/1/21	300,000	296,482
Regions Financial Corp., 2.75% Sr.
Unsec. Nts., 8/14/22	228,000	221,695
Royal Bank of Scotland Group plc,
3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[2]	238,000	234,027
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	151,000	144,159
Synovus Financial Corp., 3.125% Sr.
Unsec. Nts., 11/1/22	201,000	194,634
US Bancorp:
3.10% Sub. Nts., 4/27/26	204,000	194,838
3.15% Sr. Unsec. Nts., 4/27/27	82,000	78,872
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec.
Nts., 5/22/28[2]	257,000	250,896
4.75% Sub. Nts., 12/7/46	160,000	164,056
		8,142,813
Consumer Finance—0.7%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	137,000	132,242
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	194,000	188,083
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	103,000	99,602
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	137,000	133,106
4.10% Sr. Unsec. Nts., 2/9/27	120,000	119,178
Electricite de France SA, 6.50% Sr.
Unsec. Nts., 1/26/19[1]	246,000	252,918
		925,129
Diversified Financial Services—0.6%
Berkshire Hathaway Energy Co.:
2.00% Sr. Unsec. Nts., 11/15/18	102,000	101,644
3.80% Sr. Unsec. Nts., 7/15/48[1]	75,000	71,667
Peachtree Corners Funding Trust,
3.976% Sr. Unsec. Nts., 2/15/25[1]	134,000	135,186
Precision Castparts Corp., 2.50% Sr.
Unsec. Nts., 1/15/23	204,000	198,783
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[2]	300,000	306,750
		814,030

8        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Insurance—1.7%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	$167,000	$167,910
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	156,000	160,409
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[1]	87,000	80,818
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	239,000	227,406
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	192,000	196,385
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	193,000	191,558
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]	202,000	197,580
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	106,000	109,113
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[2,13]	258,000	264,383
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	257,000	261,921
Prudential Financial, Inc., 5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	253,000	257,744
		2,115,227
Real Estate Investment Trusts (REITs)—1.3%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	128,000	127,107
3.00% Sr. Unsec. Nts., 6/15/23	281,000	271,620
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	185,000	192,632
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	170,000	162,188
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	29,000	29,187
5.875% Sr. Unsec. Nts., 2/1/20	118,000	123,162
HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	326,000	322,719
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	307,000	319,280
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	126,000	126,043
		1,673,938
Health Care—4.4%
Biotechnology—1.0%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	202,000	199,277
4.70% Sr. Unsec. Nts., 5/14/45	62,000	64,072
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	77,000	84,258
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	195,000	193,389
5.00% Sr. Unsec. Nts., 8/15/45	39,000	40,715
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	133,000	143,381
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	354,000	348,252
3.20% Sr. Unsec. Nts., 9/23/26	276,000	257,661
		1,331,005
Health Care Equipment & Supplies—1.1%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	220,000	218,170
3.75% Sr. Unsec. Nts., 11/30/26	280,000	278,833
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	213,000	209,030
3.70% Sr. Unsec. Nts., 6/6/27	252,000	243,604
Boston Scientific Corp.:
3.85% Sr. Unsec. Nts., 5/15/25	77,000	77,561
4.00% Sr. Unsec. Nts., 3/1/28	201,000	201,221

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	$13,000	$12,577
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	136,000	149,052
		1,390,048
Health Care Providers & Services—1.5%
Anthem, Inc., 2.50% Sr. Unsec. Nts., 11/21/20	330,000	324,564
Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	286,000	297,733
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	431,000	461,566
Humana, Inc., 2.50% Sr. Unsec. Nts., 12/15/20	86,000	84,434
Laboratory Corp. of America Holdings:
2.625% Sr. Unsec. Nts., 2/1/20	326,000	323,537
3.60% Sr. Unsec. Nts., 2/1/25	204,000	201,197
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	270,000	264,046
		1,957,077
Life Sciences Tools & Services—0.5%
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	237,000	249,168
Quintiles IMS, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	319,000	318,483
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	121,000	124,406
		692,057
Pharmaceuticals—0.3%
Allergan Funding SCS, 3.00% Sr. Unsec. Nts., 3/12/20	329,000	327,420
Industrials—3.9%
Aerospace & Defense—0.9%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	250,000	252,296
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	124,000	123,246
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27[1]	176,000	169,391
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	181,000	195,300
Rolls-Royce plc, 2.375% Sr. Unsec. Nts., 10/14/20[1]	189,000	186,140
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	83,000	81,461
3.875% Sr. Unsec. Nts., 3/1/25	111,000	111,502
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[10]	60,000	59,950
		1,179,286
Air Freight & Couriers—0.0%
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	65,000	64,326
Building Products—0.4%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	246,000	234,654
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	234,000	225,631
		460,285
Commercial Services & Supplies—0.2%
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	294,000	294,297
Electrical Equipment—0.3%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	334,000	335,770

9        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Industrial Conglomerates—0.5%
Carlisle Cos., Inc., 3.75% Sr. Unsec. Nts., 12/1/27	$177,000	$171,985
Roper Technologies, Inc.:
3.00% Sr. Unsec. Nts., 12/15/20	270,000	269,193
3.80% Sr. Unsec. Nts., 12/15/26	253,000	252,258
		693,436
Machinery—0.8%
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	172,000	167,000
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	319,000	315,235
Ingersoll-Rand Global Holding Co. Ltd., 4.30% Sr. Unsec. Nts., 2/21/48	79,000	79,120
John Deere Capital Corp., 2.70% Sr. Unsec. Nts., 1/6/23	142,000	139,168
Nvent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28[1]	162,000	162,959
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	134,000	128,571
		992,053
Road & Rail—0.3%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	68,000	75,189
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	276,000	263,329
		338,518
Trading Companies & Distributors—0.5%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	99,000	94,541
3.625% Sr. Unsec. Nts., 4/1/27	143,000	136,510
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	261,000	247,907
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	168,000	163,800
		642,758
Information Technology—3.1%
Communications Equipment—0.2%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	245,000	246,925
Electronic Equipment, Instruments, & Components—0.4%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	232,000	224,811
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	54,000	56,581
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	264,000	264,396
		545,788
Internet Software & Services—0.2%
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	190,000	182,875
5.25% Sr. Unsec. Nts., 4/1/25	99,000	100,980
		283,855
IT Services—0.5%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	155,000	149,758
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	238,000	236,760
4.75% Sr. Unsec. Nts., 4/15/27	255,000	264,849
		651,367
Semiconductors & Semiconductor Equipment—0.1%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47[1]	101,000	98,421
Software—1.2%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	110,000	113,184

	Principal Amount	Value
Software (Continued)
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	$255,000	$256,209
6.02% Sr. Sec. Nts., 6/15/26[1]	199,000	214,528
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	236,000	245,735
Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	200,000	191,635
2.95% Sr. Unsec. Nts., 5/15/25	194,000	187,937
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	104,000	101,195
3.90% Sr. Unsec. Nts., 8/21/27	171,000	162,078
		1,472,501
Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	198,000	209,062
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	323,000	326,132
NetApp, Inc., 2.00% Sr. Unsec. Nts., 9/27/19	155,000	152,641
		687,835
Materials—3.7%
Chemicals—1.6%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	111,000	107,865
4.125% Sr. Unsec. Nts., 3/15/35	75,000	73,280
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]	308,000	312,898
Ecolab, Inc., 2.00% Sr. Unsec. Nts., 1/14/19	338,000	336,032
LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19	236,000	239,621
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	299,000	307,970
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	285,000	285,543
3.75% Sr. Unsec. Nts., 3/15/27	84,000	81,934
4.25% Sr. Unsec. Nts., 1/15/48	81,000	76,754
Sherwin-Williams Co. (The):
3.30% Sr. Unsec. Nts., 2/1/25	103,000	100,181
3.95% Sr. Unsec. Nts., 1/15/26	152,000	154,701
		2,076,779
Construction Materials—0.5%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	193,000	190,105
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	75,000	71,603
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	161,000	153,632
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	254,000	250,241
		665,581
Containers & Packaging—0.8%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	157,000	145,382
4.80% Sr. Unsec. Nts., 6/15/44	131,000	131,945
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	94,308
4.50% Sr. Unsec. Nts., 11/1/23	168,000	175,464
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	270,000	263,250
WestRock Co., 4.00% Sr. Unsec. Nts., 3/15/28[1]	160,000	160,310
		970,659
Metals & Mining—0.6%
Anglo American Capital plc: 3.625% Sr. Unsec. Nts., 9/11/24[1]	83,000	80,015

10        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Metals & Mining (Continued)
Anglo American Capital plc: (Continued)
4.00% Sr. Unsec. Nts., 9/11/27[1]	$135,000	$129,578
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	285,000	311,363
Glencore Funding LLC, 3.125% Sr. Unsec. Nts., 4/29/19[1]	186,000	186,195
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	93,000	103,815
		810,966
Paper & Forest Products—0.2%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[1]	56,000	57,116
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	186,000	186,930
		244,046
Telecommunication Services—2.3%
Diversified Telecommunication Services—2.3%
AT&T, Inc.:
3.40% Sr. Unsec. Nts., 8/14/24	141,000	141,842
4.30% Sr. Unsec. Nts., 2/15/30[1]	238,000	237,365
4.35% Sr. Unsec. Nts., 6/15/45	281,000	257,333
5.15% Sr. Unsec. Nts., 2/14/50	102,000	103,250
British Telecommunications plc, 9.125%
Sr. Unsec. Nts., 12/15/30	276,000	403,834
Deutsche Telekom International Finance
BV, 2.225% Sr. Unsec. Nts., 1/17/20[1]	336,000	331,587
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	317,000	317,132
4.103% Sr. Unsec. Nts., 3/8/27	90,000	90,016
5.213% Sr. Unsec. Nts., 3/8/47	79,000	84,138
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	115,000	146,116
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	300,000	319,500
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	148,000	133,491
4.522% Sr. Unsec. Nts., 9/15/48	269,000	259,776
5.15% Sr. Unsec. Nts., 9/15/23	75,000	80,984
		2,906,364
Utilities—3.3%
Electric Utilities—2.5%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	148,000	150,936
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	142,000	135,313
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	169,000	159,286
3.75% Sr. Unsec. Nts., 9/1/46	146,000	132,677
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	208,000	202,421
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	233,000	229,721
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	266,000	262,900
Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[1]	178,000	169,740
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	152,000	148,637
4.45% Sr. Unsec. Nts., 4/15/46	89,000	90,987
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	85,000	90,423
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	78,000	88,389
NextEra Energy Operating Partners LP,
4.25% Sr. Unsec. Nts., 9/15/24[1]	30,000	29,175
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	75,511

	Principal Amount	Value
Electric Utilities (Continued)
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	$308,000	$323,048
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	307,000	308,935
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	107,000	108,672
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	311,000	305,653
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	181,000	182,309
		3,194,733
Multi-Utilities—0.8%
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	168,000	167,905
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	255,000	251,883
4.90% Sr. Unsec. Nts., 8/1/41	120,000	129,291
Public Service Enterprise Group, Inc.,
1.60% Sr. Unsec. Nts., 11/15/19	295,000	288,309
Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	233,000	231,418
		1,068,806
Total Corporate Bonds and Notes (Cost $67,053,707)		66,710,346
Short-Term Notes—9.1%
Air Liquide US LLC, 1.929%, 4/30/18[1,14,15]	600,000	598,988
Alliant Energy Corp., 2.251%, 4/2/18[15]	517,000	516,882
Bell Canada, 1.96%, 4/12/18[14,15]	590,000	589,532
CBS Corp., 2.206%, 4/23/18[14,15]	250,000	249,617
CenterPoint Energy Resources Corp., 1.929%, 4/16/18[1,14,15]	580,000	579,385
Church & Dwight Co., Inc., 2.054%, 4/5/181,14,15	570,000	569,776
Duke Energy Corp., 2.617%, 6/26/18[1,14,15]	250,000	248,455
Eastman Chemical Co., 2.014%, 4/9/18[14,15]	250,000	249,843
Harley-Davidson, Inc., 2.464%, 6/19/18[14,15]	380,000	377,864
Hitachi Capital America Corp., 2.515%, 4/25/18[15]	600,000	598,996
HP, Inc., 2.717%, 6/13/18[15]	560,000	557,644
Interpublic Group of Cos., Inc. (The), 2.816%, 6/1/18[1,14,15]	250,000	248,961
Marriott International, Inc., 2.044%, 4/4/18[1,14,15]	390,000	389,869
NextEra Energy Operating Partners LP, 2.426%, 4/24/18[1,14,15]	500,000	499,199
Omnicom Capital, Inc., 2.486%, 5/7/18[14,15]	570,000	568,578
Potash Corp., 2.174%, 4/9/18[14,15]	570,000	569,641
Puget Sound Energy, Inc., 2.455%, 4/23/18[15]	600,000	599,082
Relx, Inc., 2.353%, 4/17/18[1,14,15]	500,000	499,438
Sempra Energy Holdings, 2.08%, 5/23/18[14,15]	570,000	567,953
Telus Corp., 2.678%, 6/20/18[1,15]	600,000	596,580
Tyco Electronics Group SA, 2.24%, 4/2/18[1,14,15]	500,000	499,889
Walgreens Boots Alliance, Inc., 2.303%, 5/21/18[15]	570,000	568,033
Waste Management, Inc., 2.184%, 4/9/18[1,14,15]	440,000	439,717
WPP CP LLC, 2.423%, 4/4/18[1,14,15]	570,000	569,808
Total Short-Term Notes (Cost $11,754,462)		11,753,730

11        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Company—2.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[16,17] (Cost $3,687,455)	3,687,455	$3,687,455

Total Investments, at Value (Cost $169,490,374)	130.8%	168,087,532

Net Other Assets (Liabilities)	(30.8)	(39,547,898)

Net Assets	100.0%	$128,539,634

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $32,110,545 or 24.98% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 3 of the accompanying Notes.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,648,283 or 1.28% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $69,741 or 0.05% of the Fund’s net assets at period end.

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. Restricted security. The aggregate value of restricted securities at period end was $378,651, which represents 0.29% of the Fund’s net assets. See Note 3 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	$324,572	$5,197	$ (319,375)
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds	6/20/14-6/24/14	374,445	373,454	(991)

		$699,017	$378,651	$ (320,366)

9. The value of this security was determined using significant unobservable inputs. See Note 2 of the accompanying Notes.

10. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

11. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 3 of the accompanying Notes.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $168,689. See Note 5 of the accompanying Notes.

13. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

14. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $8,316,513 or 6.47% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

15. Current yield as of period end.

16. Rate shown is the 7-day yield at period end.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	2,772,340	23,951,403	23,036,288	3,687,455

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$3,687,455	$7,840	$—	$—

Futures Contracts as of March 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Sell	6/20/18	10	USD	1,444	$1,466,250	$ (22,394)
United States Treasury Nts., 10 yr.	Sell	6/20/18	121	USD	14,554	14,658,016	(104,054)
United States Treasury Nts., 2 yr.	Sell	6/29/18	177	USD	37,630	37,631,859	(1,827)
United States Treasury Nts., 5 yr.	Sell	6/29/18	2	USD	228	228,922	(665)
United States Ultra Bonds	Buy	6/20/18	53	USD	8,235	8,504,844	270,284

							$ 141,344

12        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Glossary:

Definitions
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange Benchmark Administration-London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
S&P	Standard & Poor’s
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

13        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Total Return Bond Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

14        OPPENHEIMER TOTAL RETURN BOND FUND/VA

2. Securities Valuation (Continued)

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$ 18,092,663	$—	$ 18,092,663
Mortgage-Backed Obligations	—	67,622,659	29,167	67,651,826
U.S. Government Obligation	—	191,512	—	191,512
Corporate Bonds and Notes	—	66,710,346	—	66,710,346
Short-Term Notes	—	11,753,730	—	11,753,730
Investment Company	3,687,455	—	—	3,687,455

Total Investments, at Value	3,687,455	164,370,910	29,167	168,087,532
Other Financial Instruments:
Futures contracts	$270,284	$ —	$—	$270,284

Total Assets	$3,957,739	$ 164,370,910	$29,167	$ 168,357,816

Liabilities Table:
Other Financial Instruments:
Futures contracts	$(128,940)	$ —	$—	$ (128,940)

Total Liabilities	$(128,940)	$ —	$—	$ (128,940)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$125,414	$ (125,414)

Total Assets	$125,414	$ (125,414)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities

15        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$51,936,308
Sold securities	11,460,788

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $22,823 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

16        OPPENHEIMER TOTAL RETURN BOND FUND/VA

5. Use of Derivatives (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $8,769,852 and $41,725,570 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

17        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

18        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Shares	Value
Common Stocks—97.2%
Consumer Discretionary—13.9%
Automobiles—1.0%
Suzuki Motor Corp.	515,500	$27,983,985
Hotels, Restaurants & Leisure—0.8%
International Game Technology plc	816,521	21,825,606
Household Durables—1.0%
Newell Brands, Inc.	1,100,830	28,049,149
Internet & Catalog Retail—1.7%
JD.com, Inc., ADR[1]	1,116,280	45,198,177
Media—1.3%
Walt Disney Co. (The)	347,300	34,882,812
Specialty Retail—2.8%
Industria de Diseno Textil SA	1,332,606	41,766,709
Tiffany & Co.	330,780	32,303,975
		74,070,684
Textiles, Apparel & Luxury Goods—5.3%
Brunello Cucinelli SpA	253,953	7,982,596
Kering SA	117,090	56,144,066
LVMH Moet Hennessy Louis Vuitton SE	257,160	79,305,322
		143,431,984
Consumer Staples—4.3%
Food Products—2.1%
Unilever plc	1,025,890	57,005,320
Household Products—2.2%
Colgate-Palmolive Co.	806,100	57,781,248
Energy—0.9%
Energy Equipment & Services—0.9%
TechnipFMC plc	791,950	23,066,112
Financials—19.0%
Capital Markets—6.8%
Credit Suisse Group AG1	1,551,908	26,040,159
Goldman Sachs Group, Inc. (The)	174,790	44,022,610
S&P Global, Inc.	373,640	71,387,658
UBS Group AG1	2,337,423	41,157,782
		182,608,209
Commercial Banks—4.7%
Banco Bilbao Vizcaya Argentaria SA	1,828,344	14,475,829
Citigroup, Inc.	896,430	60,509,025
ICICI Bank Ltd., Sponsored ADR	2,318,484	20,518,583
Societe Generale SA	608,759	33,119,715
		128,623,152
Insurance—5.6%
Allianz SE	218,539	49,388,601
Dai-ichi Life Holdings, Inc.	1,736,900	32,247,569
FNF Group	529,940	21,208,199
Prudential plc	1,942,157	48,548,718
		151,393,087
Real Estate Management & Development—1.9%
DLF Ltd.	16,207,408	50,435,941
Health Care—15.6%
Biotechnology—7.8%
ACADIA Pharmaceuticals, Inc.[1]	551,020	12,381,419
AnaptysBio, Inc.[1]	132,730	13,814,538
Biogen, Inc.[1]	84,020	23,006,356
BioMarin Pharmaceutical, Inc.[1]	124,240	10,072,137
Bluebird Bio, Inc.[1]	98,590	16,834,242
Blueprint Medicines Corp.[1]	204,500	18,752,650
Circassia Pharmaceuticals plc[1]	4,471,614	5,374,080
Gilead Sciences, Inc.	305,090	23,000,735
GlycoMimetics, Inc.[1]	317,360	5,150,753
Ionis Pharmaceuticals, Inc.[1]	364,410	16,063,193
Loxo Oncology, Inc.[1]	132,870	15,329,212

	Shares	Value
Biotechnology (Continued)
MacroGenics, Inc.[1]	501,080	$12,607,173
Sage Therapeutics, Inc.[1]	175,030	28,192,082
Shire plc	224,210	11,176,690
		211,755,260
Health Care Equipment & Supplies—0.9%
Zimmer Biomet Holdings, Inc.	222,130	24,221,055
Health Care Providers & Services—5.3%
Aetna, Inc.	395,780	66,886,820
Anthem, Inc.	249,545	54,825,037
Centene Corp.[1]	187,430	20,030,644
		141,742,501
Pharmaceuticals—1.6%
Bayer AG	272,812	30,847,702
Roche Holding AG	54,369	12,470,068
		43,317,770
Industrials—14.1%
Aerospace & Defense—3.3%
Airbus SE	773,770	89,528,060
Air Freight & Couriers—1.0%
United Parcel Service, Inc., Cl. B	252,410	26,417,231
Airlines—0.9%
International Consolidated Airlines Group SA	2,738,700	23,653,813
Building Products—1.2%
Assa Abloy AB, Cl. B	1,536,019	33,349,784
Construction & Engineering—0.7%
FLSmidth & Co. AS1	276,205	17,852,446
Electrical Equipment—2.6%
Nidec Corp.	458,200	70,285,970
Industrial Conglomerates—2.5%
3M Co.	176,060	38,648,691
Siemens AG	234,333	29,889,216
		68,537,907
Machinery—1.4%
FANUC Corp.	95,900	24,407,381
Minebea Mitsumi, Inc.	596,000	12,853,185
		37,260,566
Professional Services—0.5%
Equifax, Inc.	124,030	14,611,974
Information Technology—28.5%
Electronic Equipment, Instruments, & Components—7.1%
Keyence Corp.	95,122	59,540,201
Kyocera Corp.	463,200	26,256,220
Murata Manufacturing Co. Ltd.	329,700	45,512,161
Omron Corp.	475,400	27,899,121
TDK Corp.	355,900	31,727,176
		190,934,879
Internet Software & Services—8.5%
Alphabet, Inc., Cl. A1	150,150	155,726,571
Baidu, Inc., Sponsored ADR[1]	77,230	17,236,964
Facebook, Inc., Cl. A1	359,620	57,463,680
		230,427,215
IT Services—1.6%
Earthport plc[1]	14,765,253	2,325,477
PayPal Holdings, Inc.[1]	535,737	40,646,366
		42,971,843
Semiconductors & Semiconductor Equipment—2.5%
Maxim Integrated Products, Inc.	1,012,675	60,983,289
Renesas Electronics Corp.[1]	735,600	7,419,708
		68,402,997

1      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Software—8.8%
Adobe Systems, Inc.[1]	347,523	$75,092,770
Capcom Co. Ltd.	685,400	15,889,528
Intuit, Inc.	339,290	58,815,921
Nintendo Co. Ltd.	68,900	30,723,687
SAP SE	539,004	56,404,644
		236,926,550
Materials—0.9%
Chemicals—0.9%
Linde AG1	119,018	25,055,405
Total Common Stocks (Cost $1,206,090,979)		2,623,608,692

	Shares	Value
Preferred Stocks—1.8%
Bayerische Motoren Werke (BMW) AG, Preference	513,451	$48,130,797
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	4,053,320	468,587
Total Preferred Stocks (Cost $14,419,328)		48,599,384
Investment Company—0.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[2,3] (Cost $15,546,917)	15,546,917	15,546,917
Total Investments, at Value (Cost $1,236,057,224)	99.6%	2,687,754,993
Net Other Assets (Liabilities)	0.4	10,472,869
Net Assets	100.0%	$2,698,227,862

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	27,124,866	116,763,245	128,341,194	15,546,917

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$15,546,917	$56,723	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$ 1,277,091,738	47.5%
Japan	412,745,893	15.4
France	258,097,162	9.6
Germany	239,716,366	8.9
United Kingdom	159,973,519	5.9
Switzerland	79,668,008	3.0
India	71,423,112	2.7
China	62,435,141	2.3
Spain	56,242,538	2.1
Sweden	33,349,784	1.2
Denmark	17,852,446	0.7
Ireland	11,176,690	0.4
Italy	7,982,596	0.3

Total	$ 2,687,754,993	100.0%

2      OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

3      OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$162,259,719	$213,182,678	$—	$375,442,397
Consumer Staples	57,781,248	57,005,320	—	114,786,568
Energy	—	23,066,112	—	23,066,112
Financials	217,646,075	295,414,314	—	513,060,389
Health Care	361,168,046	59,868,540	—	421,036,586
Industrials	79,677,896	301,819,855	—	381,497,751
Information Technology	465,965,561	303,697,923	—	769,663,484
Materials	—	25,055,405	—	25,055,405
Preferred Stocks	468,587	48,130,797	—	48,599,384
Investment Company	15,546,917	—	—	15,546,917
Total Assets	$1,360,514,049	$1,327,240,944	$—	$2,687,754,993

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the

4      OPPENHEIMER GLOBAL FUND/VA

4. Investments and Risks (Continued)

equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Shares	Value
Common Stocks—98.8%
Consumer Discretionary—11.1%
Auto Components—1.0%
Aptiv plc	115,650	$9,826,781
Delphi Technologies plc	38,550	1,836,907
		11,663,688
Hotels, Restaurants & Leisure—1.4%
McDonald’s Corp.	110,050	17,209,619
Household Durables—0.3%
Whirlpool Corp.	27,130	4,153,874
Media—2.5%
Comcast Corp., Cl. A	908,350	31,038,320
Specialty Retail—5.9%
Best Buy Co., Inc.	203,940	14,273,761
CarMax, Inc.[1]	229,030	14,186,118
Lowe’s Cos., Inc.	277,580	24,357,645
O’Reilly Automotive, Inc.[1]	85,540	21,160,885
		73,978,409
Consumer Staples—7.3%
Beverages—2.7%
PepsiCo, Inc.	307,430	33,555,984
Food Products—2.8%
Kraft Heinz Co. (The)	283,775	17,676,345
Mondelez International, Inc., Cl. A	412,580	17,216,963
		34,893,308
Tobacco—1.8%
Philip Morris International, Inc.	232,669	23,127,299
Energy—5.5%
Oil, Gas & Consumable Fuels—5.5%
Exxon Mobil Corp.	256,970	19,172,532
Magellan Midstream Partners LP2	366,575	21,389,651
Suncor Energy, Inc.	825,960	28,528,658
		69,090,841
Financials—20.7%
Capital Markets—6.7%
Bank of New York Mellon Corp. (The)	399,850	20,604,271
CME Group, Inc., Cl. A	121,130	19,591,566
Intercontinental Exchange, Inc.	297,220	21,554,394
S&P Global, Inc.	117,901	22,526,165
		84,276,396
Commercial Banks—6.3%
JPMorgan Chase & Co.	408,250	44,895,252
SunTrust Banks, Inc.	235,620	16,031,585
US Bancorp	345,450	17,445,225
		78,372,062
Consumer Finance—1.2%
Discover Financial Services	202,363	14,555,971
Diversified Financial Services—2.4%
Berkshire Hathaway, Inc., Cl. B1	149,760	29,874,125
Insurance—3.4%
Marsh & McLennan Cos., Inc.	247,510	20,441,851
Progressive Corp. (The)	363,800	22,166,334
		42,608,185
Real Estate Investment Trusts (REITs)—0.7%
Mid-America Apartment Communities, Inc.	96,700	8,822,908
Health Care—14.2%
Biotechnology—3.1%
Celgene Corp.[1]	178,370	15,912,388
Exact Sciences Corp.[1]	174,170	7,024,276
Gilead Sciences, Inc.	210,330	15,856,779
		38,793,443

	Shares	Value
Health Care Equipment & Supplies—2.2%
Boston Scientific Corp.[1]	446,820	$12,207,123
Stryker Corp.	94,360	15,184,411
		27,391,534
Health Care Providers & Services—4.4%
DaVita, Inc.[1]	190,220	12,543,107
Express Scripts Holding Co.[1]	79,757	5,509,613
Laboratory Corp. of America Holdings[1]	8,100	1,310,175
UnitedHealth Group, Inc.	166,420	35,613,880
		54,976,775
Health Care Technology—0.7%
Cerner Corp.[1]	147,280	8,542,240
Life Sciences Tools & Services—1.4%
Agilent Technologies, Inc.	260,760	17,444,844
Pharmaceuticals—2.4%
Merck & Co., Inc.	559,200	30,459,624
Industrials—8.7%
Aerospace & Defense—2.4%
Lockheed Martin Corp.	87,500	29,568,875
Airlines—0.5%
Alaska Air Group, Inc.	107,020	6,630,959
Commercial Services & Supplies—0.8%
Republic Services, Inc., Cl. A	143,860	9,527,848
Industrial Conglomerates—1.0%
General Electric Co.	940,865	12,682,860
Machinery—1.0%
Illinois Tool Works, Inc.	81,970	12,841,420
Professional Services—1.3%
Equifax, Inc.	54,800	6,455,988
Nielsen Holdings plc	323,200	10,274,528
		16,730,516
Road & Rail—0.8%
Canadian Pacific Railway Ltd.	53,640	9,467,460
Trading Companies & Distributors—0.9%
Fastenal Co.	210,560	11,494,471
Information Technology—24.1%
Communications Equipment—3.0%
Cisco Systems, Inc.	268,100	11,498,809
Motorola Solutions, Inc.	246,900	25,998,570
		37,497,379
Internet Software & Services—7.6%
Alphabet, Inc., Cl. C1	46,396	47,870,929
eBay, Inc.[1]	407,240	16,387,338
Facebook, Inc., Cl. A1	187,960	30,034,128
		94,292,395
IT Services—2.8%
Amdocs Ltd.	268,300	17,900,976
PayPal Holdings, Inc.[1]	224,900	17,063,163
		34,964,139
Semiconductors & Semiconductor Equipment—2.2%
Applied Materials, Inc.	349,710	19,447,373
Maxim Integrated Products, Inc.	141,060	8,494,633
		27,942,006
Software—1.6%
Activision Blizzard, Inc.	191,040	12,887,558
ServiceNow, Inc.[1]	38,410	6,354,935
		19,242,493
Technology Hardware, Storage & Peripherals—6.9%
Apple, Inc.	437,116	73,339,323
Western Digital Corp.	139,215	12,845,368
		86,184,691

1        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Materials—3.0%
Chemicals—2.3%
DowDuPont, Inc.	197,107	$12,557,687
PPG Industries, Inc.	142,420	15,894,072
		28,451,759
Construction Materials—0.7%
Vulcan Materials Co.	77,140	8,807,074
Telecommunication Services—1.4%
Diversified Telecommunication Services—1.4%
Verizon Communications, Inc.	357,165	17,079,630
Utilities—2.8%
Electric Utilities—1.1%
PG&E Corp.	305,020	13,399,528

	Shares	Value
Multi-Utilities—1.7%
National Grid plc	1,869,410	$21,023,063
Total Common Stocks (Cost $914,607,949)		1,232,658,015
Investment Company—1.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[3,4] (Cost $15,507,837)	15,507,837	15,507,837
Total Investments, at Value (Cost $930,115,786)	100.0%	1,248,165,852
Net Other Assets (Liabilities)	0.0	424,987
Net Assets	100.0%	$1,248,590,839

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	19,085,774	69,404,855	72,982,792	15,507,837

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$15,507,837	$41,689	$—	$—

2        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

3        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$138,043,910	$—	$—	$138,043,910
Consumer Staples	91,576,591	—	—	91,576,591
Energy	69,090,841	—	—	69,090,841
Financials	258,509,647	—	—	258,509,647
Health Care	177,608,460	—	—	177,608,460
Industrials	108,944,409	—	—	108,944,409
Information Technology	300,123,103	—	—	300,123,103
Materials	37,258,833	—	—	37,258,833
Telecommunication Services	17,079,630	—	—	17,079,630
Utilities	13,399,528	21,023,063	—	34,422,591
Investment Company	15,507,837	—	—	15,507,837
Total Assets	$1,227,142,789	$21,023,063	$—	$1,248,165,852

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its

4        OPPENHEIMER MAIN STREET FUND/VA

4. Investments and Risks (Continued)

industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Shares	Value
Common Stocks—98.1%
Consumer Discretionary—11.5%
Auto Components—2.8%
Dorman Products, Inc.[1]	166,870	$11,048,463
Visteon Corp.[1]	166,700	18,377,008
		29,425,471
Diversified Consumer Services—0.7%
Houghton Mifflin Harcourt Co.[1]	1,028,020	7,144,739
Hotels, Restaurants & Leisure—3.1%
Sonic Corp.	429,490	10,836,032
Texas Roadhouse, Inc., Cl. A	142,910	8,257,340
Wendy’s Co. (The)	794,280	13,939,614
		33,032,986
Multiline Retail—0.2%
Fred’s, Inc., Cl. A	718,160	2,147,298
Specialty Retail—3.5%
Children’s Place, Inc. (The)	51,340	6,943,735
DSW, Inc., Cl. A	553,580	12,433,407
Group 1 Automotive, Inc.	270,470	17,672,510
		37,049,652
Textiles, Apparel & Luxury Goods—1.2%
Canada Goose Holdings, Inc.[1]	377,273	12,608,464
Consumer Staples—3.0%
Food Products—1.0%
Hostess Brands, Inc., Cl. A1	736,406	10,891,445
Personal Products—1.2%
elf Beauty, Inc.[1]	387,930	7,514,204
Nu Skin Enterprises, Inc., Cl. A	72,910	5,374,196
		12,888,400
Tobacco—0.8%
Universal Corp.	164,880	7,996,680
Energy—2.8%
Energy Equipment & Services—0.2%
RigNet, Inc.[1]	162,612	2,211,523
Oil, Gas & Consumable Fuels—2.6%
CNX Midstream Partners LP2	49,428	908,981
Matador Resources Co.[1]	267,453	7,999,519
Noble Midstream Partners LP2	199,751	9,314,389
Renewable Energy Group, Inc.[1]	722,329	9,245,811
		27,468,700
Financials—22.7%
Capital Markets—1.2%
Stifel Financial Corp.	221,280	13,106,414
Commercial Banks—10.6%
Bank of NT Butterfield & Son Ltd. (The)	190,810	8,563,553
BankUnited, Inc.	398,035	15,913,439
Berkshire Hills Bancorp, Inc.	229,280	8,701,176
Chemical Financial Corp.	204,846	11,200,979
Columbia Banking System, Inc.	187,850	7,880,307
Customers Bancorp, Inc.[1]	228,650	6,665,148
FCB Financial Holdings, Inc., Cl. A1	209,249	10,692,624
IBERIABANK Corp.	140,450	10,955,100
MB Financial, Inc.	296,510	12,002,725
Sterling Bancorp	497,960	11,228,998
Webster Financial Corp.	147,700	8,182,580
		111,986,629
Insurance—0.5%
James River Group Holdings Ltd.	139,792	4,958,422
Real Estate Investment Trusts (REITs)—6.6%
Brandywine Realty Trust	852,140	13,531,983
CYS Investments, Inc.	1,913,000	12,855,360
DiamondRock Hospitality Co.	1,388,450	14,495,418
Four Corners Property Trust, Inc.	644,690	14,885,892

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
National Storage Affiliates Trust	556,216	$13,949,898
		69,718,551
Real Estate Management & Development—1.0%
Realogy Holdings Corp.	398,990	10,884,447
Thrifts & Mortgage Finance—2.8%
Beneficial Bancorp, Inc.	429,960	6,685,878
OceanFirst Financial Corp.	421,833	11,284,033
WSFS Financial Corp.	233,210	11,170,759
		29,140,670
Health Care—12.1%
Biotechnology—4.3%
Clovis Oncology, Inc.[1]	62,180	3,283,104
Emergent BioSolutions, Inc.[1]	171,360	9,022,104
Exact Sciences Corp.[1]	148,860	6,003,524
Galapagos NV1	43,228	4,334,820
Ligand Pharmaceuticals, Inc.[1]	56,040	9,255,567
Repligen Corp.[1]	169,550	6,134,319
Sage Therapeutics, Inc.[1]	43,776	7,051,000
		45,084,438
Health Care Equipment & Supplies—3.3%
CryoPort, Inc.[1]	212,960	1,831,456
NuVasive, Inc.[1]	214,630	11,205,832
NxStage Medical, Inc.[1]	203,330	5,054,784
Quidel Corp.[1]	192,810	9,989,486
Wright Medical Group NV1	339,210	6,729,927
		34,811,485
Health Care Providers & Services—3.0%
Addus HomeCare Corp.[1]	115,972	5,642,038
Amedisys, Inc.[1]	228,290	13,775,019
American Renal Associates Holdings, Inc.[1]	146,330	2,758,320
Molina Healthcare, Inc.[1]	123,080	9,991,634
		32,167,011
Pharmaceuticals—1.5%
Prestige Brands Holdings, Inc.[1]	344,416	11,613,708
TherapeuticsMD, Inc.[1]	871,450	4,243,961
		15,857,669
Industrials—18.7%
Aerospace & Defense—0.6%
Wesco Aircraft Holdings, Inc.[1]	591,910	6,067,078
Airlines—1.3%
Spirit Airlines, Inc.[1]	359,270	13,573,221
Building Products—1.0%
Masonite International Corp.[1]	181,661	11,144,902
Commercial Services & Supplies—2.2%
ACCO Brands Corp.	1,175,807	14,756,378
Advanced Disposal Services, Inc.[1]	398,487	8,878,290
		23,634,668
Construction & Engineering—1.9%
Dycom Industries, Inc.[1]	97,610	10,505,764
KBR, Inc.	617,611	9,999,122
		20,504,886
Electrical Equipment—1.5%
Generac Holdings, Inc.[1]	338,990	15,563,031
Machinery—4.3%
EnPro Industries, Inc.	74,510	5,765,584
Greenbrier Cos., Inc. (The)	232,120	11,664,030
Manitowoc Co., Inc. (The)[1]	239,727	6,822,631
Navistar International Corp.[1]	224,630	7,855,311
Rexnord Corp.[1]	434,290	12,889,727
		44,997,283

1        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Professional Services—4.7%
Korn/Ferry International	514,655	$26,551,052
On Assignment, Inc.[1]	282,840	23,158,939
		49,709,991
Road & Rail—1.2%
Genesee & Wyoming, Inc., Cl. A1	183,590	12,996,336
Information Technology—19.0%
Internet Software & Services—6.0%
Envestnet, Inc.[1]	166,380	9,533,574
Etsy, Inc.[1]	438,590	12,306,835
j2 Global, Inc.	211,493	16,691,028
Q2 Holdings, Inc.[1]	232,960	10,611,328
Yelp, Inc., Cl. A1	332,460	13,880,205
		63,022,970
IT Services—3.2%
CACI International, Inc., Cl. A1	145,899	22,081,813
Teradata Corp.[1]	296,240	11,751,841
		33,833,654
Semiconductors & Semiconductor Equipment—3.8%
Brooks Automation, Inc.	446,640	12,095,011
MKS Instruments, Inc.	149,810	17,325,526
Semtech Corp.[1]	286,250	11,178,063
		40,598,600
Software—6.0%
Blackline, Inc.[1]	160,820	6,305,752
Paylocity Holding Corp.[1]	158,940	8,142,496
Pegasystems, Inc.	282,571	17,137,931

	Shares	Value
Software (Continued)
Proofpoint, Inc.[1]	135,310	$15,377,982
Zynga, Inc., Cl. A1	4,539,820	16,615,741
		63,579,902
Materials—4.2%
Construction Materials—1.2%
Summit Materials, Inc., Cl. A1	431,871	13,077,054
Metals & Mining—3.0%
Allegheny Technologies, Inc.[1]	381,188	9,026,532
Compass Minerals International, Inc.	160,780	9,695,034
Kaiser Aluminum Corp.	134,119	13,532,607
		32,254,173
Utilities—4.1%
Gas Utilities—1.3%
Suburban Propane Partners LP2	602,525	13,261,575
Multi-Utilities—2.8%
Black Hills Corp.	281,000	15,258,300
NorthWestern Corp.	258,240	13,893,312
		29,151,612
Total Common Stocks (Cost $827,723,445)		1,037,552,030
Investment Company—2.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[3,4] (Cost $20,652,201)	20,652,201	20,652,201
Total Investments, at Value (Cost $848,375,646)	100.1%	1,058,204,231
Net Other Assets (Liabilities)	(0.1)	(630,566)
Net Assets	100.0%	$1,057,573,665

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	20,455,339	62,536,381	62,339,519	20,652,201

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$20,652,201	$35,161	$—	$—

2        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

3        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$121,408,610	$—	$—	$ 121,408,610
Consumer Staples	31,776,525	—	—	31,776,525
Energy	29,680,223	—	—	29,680,223
Financials	239,795,133	—	—	239,795,133
Health Care	123,585,783	4,334,820	—	127,920,603
Industrials	198,191,396	—	—	198,191,396
Information Technology	201,035,126	—	—	201,035,126
Materials	45,331,227	—	—	45,331,227
Utilities	42,413,187	—	—	42,413,187
Investment Company	20,652,201	—	—	20,652,201

Total Assets	$1,053,869,411	$4,334,820	$—	$ 1,058,204,231

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Short-Term Notes/Commercial Paper—1.6%
New York City Housing Development Corp.:
1.70%[1]	4/5/18	4/5/18	$5,780,000	$5,780,000
1.70%[1]	4/5/18	4/5/18	3,550,000	3,550,000
Total Short-Term Notes/Commercial Paper (Cost $9,330,000)				9,330,000
U.S. Government Agencies—47.9%
Federal Agricultural Mortgage Corp., 1.67% [FEDL01-1][2]	4/2/18	7/3/18	3,000,000	3,000,000
Federal Farm Credit Bank:
1.271%	5/30/18	5/30/18	3,000,000	2,999,416
1.291%	6/1/18	6/1/18	1,000,000	999,682
1.629%	6/22/18	6/22/18	9,000,000	8,966,790
1.63% [US0001M-11][2]	4/12/18	3/12/19	1,000,000	999,972
1.63% [FCPR DLY-312][2]	4/2/18	1/2/19	1,500,000	1,500,000
1.633% [US0001M-8.5][2]	4/9/18	7/9/19	1,000,000	999,890
1.68% [FCPR DLY-307][2]	4/2/18	2/20/19	1,000,000	999,950
1.745% [US0001M-13][2]	4/27/18	3/27/19	1,000,000	999,761
1.812% [US0001M-6.5][2]	4/28/18	3/28/19	2,000,000	2,000,000
1.815%	11/1/18	11/1/18	1,000,000	989,360
1.85%	12/10/18	12/10/18	500,000	493,605
1.871%	12/17/18	12/17/18	500,000	493,356
Federal Home Loan Bank:
1.125%	4/27/18	4/27/18	5,015,000	5,013,662
1.125%	4/25/18	4/25/18	2,290,000	2,289,267
1.25%	6/28/18	6/28/18	715,000	714,427
1.25%	1/16/19	1/16/19	1,000,000	993,311
1.25%	7/27/18	7/27/18	1,000,000	998,788
1.445%	4/27/18	4/27/18	1,000,000	998,960
1.453%	4/2/18	4/2/18	10,000,000	9,999,597
1.484% [US0003M-22][2]	4/9/18	7/9/18	1,000,000	999,961
1.511%	5/9/18	5/9/18	1,000,000	998,411
1.512%	4/3/18	4/3/18	5,100,000	5,099,572
1.541%	4/11/18	4/11/18	4,800,000	4,797,950
1.554%	4/4/18	4/4/18	12,100,000	12,098,435
1.557%	4/18/18	4/18/18	18,750,000	18,736,245
1.561% [US0001M-13][2]	4/6/18	9/6/18	2,000,000	1,999,834
1.561%	5/11/18	5/11/18	2,000,000	1,996,545
1.573%	4/13/18	4/13/18	4,100,000	4,097,854
1.583% [US0001M-13.5][2]	4/9/18	5/9/18	1,000,000	1,000,000
1.604%	5/3/18	5/3/18	5,000,000	4,992,889
1.617%	5/16/18	5/16/18	2,000,000	1,995,975
1.625% [US0001M-11.5][2]	4/25/18	10/25/18	2,000,000	2,000,000
1.637%	5/18/18	5/18/18	1,000,000	997,872
1.644%	8/1/18	8/1/18	1,000,000	994,476
1.654%	8/3/18	8/3/18	2,000,000	1,988,702
1.655% [US0001M-11][2]	4/21/18	12/21/18	1,000,000	1,000,000
1.663% [US0001M-14.5][2]	4/17/18	4/17/18	1,000,000	1,000,000
1.667% [US0001M-11][2]	4/15/18	12/14/18	2,000,000	2,000,000
1.668%	4/25/18	4/25/18	10,000,000	9,988,900
1.673%	5/7/18	5/7/18	13,000,000	12,978,310
1.677%	5/25/18	5/25/18	1,000,000	997,495
1.687%	6/6/18	6/6/18	2,000,000	1,993,840
1.692% [US0001M-13][2]	4/20/18	8/20/18	1,000,000	1,000,000
1.711% [US0001M-14.25][2]	4/22/18	5/22/18	1,500,000	1,499,993
1.715%	5/2/18	5/2/18	19,400,000	19,371,409
1.722% [US0001M-15][2]	4/24/18	4/24/18	2,000,000	2,000,008
1.728%	5/4/18	5/4/18	10,431,000	10,414,519
1.732%	6/18/18	6/18/18	30,000,000	29,887,875
1.732%	4/20/18	4/20/18	8,800,000	8,791,966
1.742% [US0001M-13][2]	4/25/18	1/25/19	2,000,000	2,000,000
1.743%	4/23/18	4/23/18	2,000,000	1,997,873
1.744% [US0001M-11][2]	4/22/18	2/22/19	2,000,000	1,999,954
1.744%	8/10/18	8/10/18	1,000,000	993,708
1.747% [US0001M-14][2]	4/2/18	1/2/19	1,000,000	1,000,000
1.75%	12/14/18	12/14/18	2,000,000	1,997,500
1.757% [US0001M-13][2]	4/2/18	8/30/18	1,000,000	1,000,000

1      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
U.S. Government Agencies (Continued)
Federal Home Loan Bank: (Continued)
1.757% [US0001M-13][2]	4/2/18	3/1/19	$1,000,000	$1,000,000
1.764%	4/30/18	4/30/18	8,000,000	7,988,658
1.764%	6/27/18	6/27/18	3,000,000	2,987,269
1.767% [US0001M-10.5][2]	4/26/18	5/24/19	1,000,000	1,000,000
1.772% [US0001M-10.5][2]	4/28/18	5/28/19	3,000,000	2,999,889
1.797%	6/15/18	6/15/18	1,000,000	996,273
1.812% [US0001M-6][2]	4/26/18	4/26/19	1,000,000	1,000,000
1.917% [US0003M-19][2]	6/14/18	9/14/18	1,000,000	1,000,000
2.00%	9/14/18	9/14/18	1,500,000	1,501,849
2.041% [US0003M-24.5][2]	6/26/18	9/26/18	5,000,000	5,000,000
2.166%	3/28/19	3/28/19	1,000,000	978,741
Federal Home Loan Mortgage Corp.:
0.75%	4/9/18	4/9/18	2,670,000	2,669,461
1.20%	12/28/18	12/28/18	300,000	298,539
Federal National Mortgage Assn.:
0.875%	5/21/18	5/21/18	7,315,000	7,307,115
1.00%	4/30/18	4/30/18	5,000,000	4,997,816
1.125%	12/14/18	12/14/18	1,000,000	995,118
Tennessee Valley Authority:
1.712%	4/17/18	4/17/18	16,500,000	16,487,460
1.742%	4/24/18	4/24/18	5,000,000	4,994,442
1.762%	4/10/18	4/10/18	1,000,000	999,560
Total U.S. Government Agencies (Cost $290,360,055)				290,360,055
Repurchase Agreements—41.8%
Repurchase Agreements[3] (Cost $253,600,000)			253,600,000	253,600,000

			Shares
Investment Company—2.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[4,5] (Cost $15,341,760)			15,341,760	15,341,760
Total Investments, at Value (Cost $568,631,815)			93.8%	568,631,815
Net Other Assets (Liabilities)			6.2	37,673,026
Net Assets			100.0%	$606,304,841

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Repurchase agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]
Credit Agricole Corp. & Investment Bank	1.71%	3/27/18	4/3/18	$12,000,000	U.S. Treasury Nts., 2.75%, 2/15/24	$(12,244,145)	$12,000,000	$12,004,063
INTL FCStone Financial, Inc.	1.70	3/27/18	4/3/18	5,000,000	U.S. Government Agency Mortgages, 0.521%- 7.50%, 8/1/18-3/16/57	(5,255,022)	5,000,000	5,000,708
RBC Dominion Securities, Inc.	1.62	3/13/18	4/16/18	2,000,000	U.S. Treasury Nts., 1.625%-1.875%, 2/28/22-8/31/22	(2,041,919)	2,000,000	2,001,882
RBC Dominion Securities, Inc.	1.77	3/29/18	4/2/18	44,200,000	U.S. Treasury Nts., 0.00%-2.25%, 2/28/22-8/15/46 and U.S. Government Agency Mortgages, 4.50%, 4/20/47	(45,092,952)	44,200,000	44,208,777
Royal Bank of Canada	1.77	3/29/18	4/2/18	101,600,000	U.S. Government Agency Mortgages, 2.248%- 4.50%, 12/1/29-2/1/48	(103,637,095)	101,600,000	101,604,995
South Street Securities LLC	1.90	3/29/18	4/2/18	50,000,000	U.S. Government Agency Mortgages, 1.25%- 7.00%, 5/15/18-3/20/48	(51,010,853)	50,000,000	50,010,640

2      OPPENHEIMER GOVERNMENT MONEY FUND/VA

Footnotes to Statement of Investments (Continued)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]
TD Securities (USA) LLC	1.80%	3/29/18	4/2/18	$27,000,000	U.S. Government Agency Mortgages, 4.00%, 3/1/47	$(27,541,377)	$27,000,000	$27,001,350
TD Securities (USA) LLC	1.81	3/29/18	4/5/18	11,800,000	U.S. Government Agency Mortgages, 4.00%, 10/1/45	(12,036,606)	11,800,000	11,800,594
						$(258,859,969)	$253,600,000	$253,633,009
  a. Includes accrued interest.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	15,295,885	45,875	—	15,341,760

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$15,341,760	$49,971	$—	$—

Glossary:
Definitions
FCPR DLY	Federal Reserve Bank Prime Loan Rate US Daily
FEDL01	US Federal Funds Effective Rate (continuous series)
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

3      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Government Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Short-Term Notes/Commercial Paper	$—	$9,330,000	$—	$9,330,000
U.S. Government Agencies	—	290,360,055	—	290,360,055
Repurchase Agreement	—	253,600,000	—	253,600,000
Investment Company	15,341,760	—	—	15,341,760
Total Assets	$15,341,760	$553,290,055	$—	$568,631,815

4      OPPENHEIMER GOVERNMENT MONEY FUND/VA

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Repurchase Agreements

In a repurchase transaction, a Fund buys a security and simultaneously sells it back to an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the investment adviser from time to time. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, a Fund’s ability to liquidate the collateral may be delayed or limited.

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of period end:

Counterparty	Repurchase Agreement Proceeds to be Received [1]	Collateral Received[1]	Net Exposure[2]
Repurchase Agreements
Credit Agricole Corp. & Investment Bank	$12,004,063	$(12,244,145)	$(240,082)
INTL FCStone Financial, Inc.	5,000,708	(5,255,022)	(254,314)
RBC Dominion Securities, Inc.	2,001,882	(2,041,919)	(40,037)
RBC Dominion Securities, Inc.	44,208,777	(45,092,952)	(884,175)
Royal Bank of Canada	101,604,995	(103,637,095)	(2,032,100)
South Street Securities LLC	50,010,640	(51,010,853)	(1,000,213)

5      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Repurchase Agreements (Continued)

Counterparty	Repurchase Agreement Proceeds to be Received [1]	Collateral Received[1]	Net Exposure[2]
TD Securities (USA) LLC	$27,001,350	$(27,541,377)	$(540,027)
TD Securities (USA) LLC	11,800,594	(12,036,606)	(236,012)
	$253,633,009

1. Includes accrued interest.

2. Net exposure represents the net receivable/payable that would be due from the counterparty in the event of default.

6      OPPENHEIMER GOVERNMENT MONEY FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—3.2%
American Credit Acceptance Receivables Trust:
Series 2014-4, Cl. D, 5.24%, 2/10/22[1]	$160,000	$160,136
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	67,765	67,833
Series 2015-3, Cl. C, 4.84%, 10/12/21[1]	580,000	586,723
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	275,000	278,517
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	510,000	509,032
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	135,000	134,270
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	180,000	179,224
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	510,000	508,146
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	673,000	668,440
AmeriCredit Automobile Receivables Trust:
Series 2015-2, Cl. D, 3.00%, 6/8/21	505,000	505,106
Series 2017-2, Cl. D, 3.42%, 4/18/23	830,000	827,264
Series 2017-4, Cl. D, 3.08%, 12/18/23	375,000	370,445
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 2.427%
[LIBOR01M+65], 8/16/21[1,2]	280,000	280,544
Series 2016-1, Cl. A1, 1.78%, 6/15/22	870,000	861,044
Series 2016-1, Cl. A2, 2.627% [LIBOR01M+85], 6/15/22[2]	1,690,000	1,702,266
Capital Auto Receivables Asset Trust:
Series 2014-1, Cl. D, 3.39%, 7/22/19	83,099	83,123
Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	110,000	109,057
Capital One Multi-Asset Execution Trust, Series 2016-A3, Cl. A3, 1.34%, 4/15/22	805,000	793,491
CarFinance Capital Auto Trust:
Series 2014-1A, Cl. D, 4.90%, 4/15/20[1]	390,000	392,713
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	37,169	37,082
CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20	450,000	449,977
Series 2015-2, Cl. D, 3.04%, 11/15/21	175,000	174,844
Series 2015-3, Cl. D, 3.27%, 3/15/22	610,000	610,739
Series 2016-1, Cl. D, 3.11%, 8/15/22	465,000	464,549
Series 2016-3, Cl. D, 2.94%, 1/17/23	315,000	311,792
Series 2016-4, Cl. D, 2.91%, 4/17/23	710,000	701,277
Series 2017-1, Cl. D, 3.43%, 7/17/23	630,000	629,524
Series 2017-4, Cl. D, 3.30%, 5/15/24	280,000	277,522
Series 2018-1, Cl. D, 3.37%, 7/15/24	195,000	193,403
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	635,000	623,936
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	240,000	239,114
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	70,000	69,747
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	290,754	289,173
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	575,000	571,960
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	185,000	181,469
CPS Auto Receivables Trust:
Series 2013-C, Cl. D, 6.59%, 8/15/19[1]	255,000	256,269
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	153,460	152,810
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	275,000	272,734
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	470,000	465,312
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	370,000	367,894
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	60,000	59,772
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	565,000	559,476
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	360,000	358,931
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	510,000	508,546
CWABS Asset-Backed Certificates
Trust, Series 2005-14, Cl. 1A1, 2.102%
[US0001M+23], 4/25/36[2]	20,975	21,025
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	190,000	187,280
Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	805,000	796,055
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	1,860,000	1,847,717

	Principal Amount	Value
Asset-Backed Securities (Continued)
Discover Card Execution Note Trust: (Continued)
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	$1,675,000	$1,646,254
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	45,000	45,430
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	135,000	136,739
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	229,985	230,771
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	395,000	395,695
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	430,000	437,275
Series 2017-1, Cl. B, 2.36%, 3/15/21	425,000	423,887
Series 2017-2, Cl. B, 2.25%, 6/15/21	275,000	274,338
Series 2017-2, Cl. C, 2.75%, 9/15/23	305,000	303,413
Series 2017-3, Cl. C, 2.80%, 7/15/22	315,000	314,170
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	355,000	355,219
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	565,000	574,612
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	610,000	615,097
Series 2018-1, Cl. D, 3.81%, 5/15/24	470,000	471,231
DT Auto Owner Trust:
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	290,000	292,499
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	200,000	206,430
Series 2017-1A, Cl. C, 2.70%, 11/15/22[1]	180,000	179,383
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	440,000	438,791
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	415,000	422,604
Series 2017-2A, Cl. B, 2.44%, 2/15/21[1]	280,000	279,590
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	495,000	495,727
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	460,000	457,868
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	380,000	384,105
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	560,000	554,712
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	390,000	388,798
Series 2018-1A, Cl. B, 3.04%, 1/18/22[1]	410,000	409,965
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	177,471	176,377
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 2.277% [LIBOR01M+50], 11/16/20[1,2]	1,210,000	1,213,152
Exeter Automobile Receivables Trust,
Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	405,000	402,265
First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	890,000	890,332
Flagship Credit Auto Trust:
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	70,000	70,795
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	980,000	1,028,423
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	1,013,656	1,010,136
GM Financial Automobile Leasing Trust,
Series 2017-3, Cl. C, 2.73%, 9/20/21	320,000	317,046
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 5.172%
[LIBOR01M+330], 9/27/21[1,2]	205,000	205,276
Series 2017-1, Cl. C, 3.422%
[LIBOR01M+155], 6/27/22[1,2]	160,000	160,854
Series 2017-1, Cl. D, 4.172%
[LIBOR01M+230], 6/27/22[1,2]	185,000	185,167
Santander Drive Auto Receivables Trust:
Series 2015-5, Cl. D, 3.65%, 12/15/21	915,000	923,984
Series 2016-2, Cl. D, 3.39%, 4/15/22	300,000	302,054
Series 2017-1, Cl. D, 3.17%, 4/17/23	440,000	437,507
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	1,110,000	1,136,153
Series 2017-2, Cl. D, 3.49%, 7/17/23	190,000	190,240
Series 2017-3, Cl. D, 3.20%, 11/15/23	1,080,000	1,070,762
Series 2018-1, Cl. D, 3.32%, 3/15/24	290,000	286,343
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	505,000	499,635
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	285,000	283,370
United Auto Credit Securitization Trust,
Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	625,000	622,610
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	500,000	493,610

1        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	$314,532	$313,400
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	670,000	688,357
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	685,000	686,651
Series 2018-1A, Cl. C, 2.92%, 5/15/23[1]	420,000	417,977
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	845,000	844,151
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	420,000	417,188
Series 2016-B, Cl. A, 1.44%, 6/15/22	1,010,000	1,005,858
Series 2017-A, Cl. A, 2.12%, 3/15/24	1,125,000	1,108,989
Series 2017-B, Cl. A, 1.98%, 6/15/23	845,000	837,480
Series 2017-C, Cl. A, 2.31%, 8/15/24	1,130,000	1,111,216
Series 2018-A, Cl. A, 3.07%, 12/16/24	1,440,000	1,443,341
Total Asset-Backed Securities (Cost $52,423,086)		52,212,605

Mortgage-Backed Obligations—19.7%
Government Agency—11.5%
FHLMC/FNMA/FHLB/Sponsored—8.8%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33	235,578	253,357
5.50%, 9/1/39	297,902	324,205
6.00%, 5/1/18-11/1/21	37,703	41,900
6.50%, 9/1/18-8/1/32	210,186	235,814
7.00%, 10/1/31-10/1/37	47,405	52,240
7.50%, 1/1/32	230,445	270,040
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 99.999%, 2/1/28[3]	5,357	1,130
Series 205,Cl. IO, 52.707%, 9/1/29[3]	29,454	6,715
Series 243,Cl. 6, 0.00%, 12/15/32[3,4]	65,496	11,126
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22	200,811	214,758
Series 151,Cl. F, 9.00%, 5/15/21	1,844	1,917
Series 1674,Cl. Z, 6.75%, 2/15/24	98,740	105,381
Series 1897,Cl. K, 7.00%, 9/15/26	386,582	423,094
Series 2043,Cl. ZP, 6.50%, 4/15/28	155,717	172,244
Series 2106,Cl. FG, 2.227%
[LIBOR01M+45], 12/15/28[2]	267,155	267,880
Series 2122,Cl. F, 2.227%
[LIBOR01M+45], 2/15/29[2]	6,854	6,888
Series 2148,Cl. ZA, 6.00%, 4/15/29	151,714	165,024
Series 2195,Cl. LH, 6.50%, 10/15/29	106,943	117,439
Series 2326,Cl. ZP, 6.50%, 6/15/31	14,676	15,910
Series 2344,Cl. FP, 2.727%
[LIBOR01M+95], 8/15/31[2]	69,470	71,411
Series 2368,Cl. PR, 6.50%, 10/15/31	49,018	54,436
Series 2412,Cl. GF, 2.727%
[LIBOR01M+95], 2/15/32[2]	89,879	92,434
Series 2449,Cl. FL, 2.327%
[LIBOR01M+55], 1/15/32[2]	77,639	78,771
Series 2451,Cl. FD, 2.777%
[LIBOR01M+100], 3/15/32[2]	37,218	38,336
Series 2461,Cl. PZ, 6.50%, 6/15/32	178,625	195,059
Series 2464,Cl. FI, 2.777%
[LIBOR01M+100], 2/15/32[2]	33,801	34,620
Series 2470,Cl. AF, 2.777%
[LIBOR01M+100], 3/15/32[2]	63,857	65,774
Series 2470,Cl. LF, 2.777%
[LIBOR01M+100], 2/15/32[2]	34,591	35,428
Series 2477,Cl. FZ, 2.327%
[LIBOR01M+55], 6/15/31[2]	141,762	142,652
Series 2517,Cl. GF, 2.777%
[LIBOR01M+100], 2/15/32[2]	30,075	30,803
Series 2635,Cl. AG, 3.50%, 5/15/32	46,027	46,134
Series 2668,Cl. AZ, 4.00%, 9/15/18	1,785	1,786
Series 2676,Cl. KY, 5.00%, 9/15/23	460,399	480,679
Series 2707,Cl. QE, 4.50%, 11/15/18	10,738	10,769

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2770,Cl. TW, 4.50%, 3/15/19	$2,290	$2,304
Series 3025,Cl. SJ, 18.236% [-3.667 x
LIBOR01M+2,475], 8/15/35[2]	84,299	116,490
Series 3741,Cl. PA, 2.15%, 2/15/35	89,577	89,500
Series 3815,Cl. BD, 3.00%, 10/15/20	1,288	1,289
Series 3840,Cl. CA, 2.00%, 9/15/18	929	927
Series 3848,Cl. WL, 4.00%, 4/15/40	123,027	124,988
Series 3857,Cl. GL, 3.00%, 5/15/40	5,675	5,654
Series 3917,Cl. BA, 4.00%, 6/15/38	57,486	57,509
Series 4221,Cl. HJ, 1.50%, 7/15/23	172,241	168,711
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[3]	7,481	857
Series 2079,Cl. S, 99.999%, 7/17/28[3]	13,420	1,825
Series 2136,Cl. SG, 34.213%, 3/15/29[3]	382,113	51,899
Series 2399,Cl. SG, 99.999%, 12/15/26[3]	205,704	26,125
Series 2437,Cl. SB, 43.876%, 4/15/32[3]	660,393	103,428
Series 2526,Cl. SE, 53.634%, 6/15/29[3]	13,750	2,164
Series 2682,Cl. TQ, 99.999%, 10/15/33[3]	139,523	21,067
Series 2795,Cl. SH, 79.194%, 3/15/24[3]	259,902	22,195
Series 2920,Cl. S, 42.421%, 1/15/35[3]	148,730	22,725
Series 2922,Cl. SE, 11.052%, 2/15/35[3]	25,496	3,499
Series 2981,Cl. AS, 5.778%, 5/15/35[3]	244,618	28,357
Series 2981,Cl. BS, 99.999%, 5/15/35[3]	285,303	42,396
Series 3397,Cl. GS, 0.00%, 12/15/37[3,4]	98,575	16,961
Series 3424,Cl. EI, 0.00%, 4/15/38[3,4]	36,878	2,818
Series 3450,Cl. BI, 14.395%, 5/15/38[3]	164,843	24,163
Series 3606,Cl. SN, 13.683%, 12/15/39[3]	50,488	6,662
Series 3659,Cl. IE, 0.00%, 3/15/19[3,4]	31,869	409
Series 3685,Cl. EI, 0.00%, 3/15/19[3,4]	2,427	25
Federal National Mortgage Assn.:
2.50%, 4/1/33[5]	5,925,000	5,802,814
3.00%, 4/1/33[5]	4,560,000	4,552,499
3.50%, 4/1/48[5]	33,595,000	33,645,286
4.00%, 4/1/48[5]	9,725,000	9,976,010
4.50%, 4/1/48[5]	72,585,000	75,987,665
5.00%, 4/1/48[5]	3,320,000	3,545,903
Federal National Mortgage Assn. Pool:
5.00%, 7/1/19-7/1/33	283,133	303,718
5.50%, 4/1/21-5/1/36	155,138	168,280
6.50%, 12/1/29-1/1/34	441,840	493,452
7.00%, 1/1/30-6/1/34	553,783	630,147
7.50%, 2/1/27-3/1/33	750,391	865,454
8.50%, 7/1/32	548	559
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 99.999%, 3/25/23[3]	73,012	9,001
Series 221,Cl. 2, 99.999%, 5/25/23[3]	8,660	1,176
Series 254,Cl. 2, 99.999%, 1/25/24[3]	149,909	21,674
Series 301,Cl. 2, 14.097%, 4/25/29[3]	30,443	6,505
Series 313,Cl. 2, 99.999%, 6/25/31[3]	304,849	65,969
Series 319,Cl. 2, 0.66%, 2/25/32[3]	146,384	32,994
Series 321,Cl. 2, 18.596%, 4/25/32[3]	43,703	10,390
Series 324,Cl. 2, 0.00%, 7/25/32[3,4]	44,570	10,843
Series 328,Cl. 2, 0.00%, 12/25/32[3,4]	86,707	20,065
Series 331,Cl. 5, 0.00%, 2/25/33[3,4]	168,859	30,870
Series 332,Cl. 2, 0.00%, 3/25/33[3,4]	703,036	163,910
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	136,263	29,271
Series 339,Cl. 15, 3.525%, 10/25/33[3]	402,086	103,209
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	124,478	29,071
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	74,899	18,655
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	136,245	26,939
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	97,763	21,150
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	48,053	10,500
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	64,518	16,148

2        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	$94,078	$102,867
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	80,379	88,823
Series 2002-29,Cl. F, 2.872%
[LIBOR01M+100], 4/25/32[2]	38,471	39,432
Series 2002-64,Cl. FJ, 2.872%
[LIBOR01M+100], 4/25/32[2]	11,846	12,142
Series 2002-68,Cl. FH, 2.308%
[LIBOR01M+50], 10/18/32[2]	26,181	26,303
Series 2002-84,Cl. FB, 2.872%
[LIBOR01M+100], 12/25/32[2]	167,550	171,547
Series 2002-90,Cl. FH, 2.372%
[LIBOR01M+50], 9/25/32[2]	93,744	94,128
Series 2003-100,Cl. PA, 5.00%, 10/25/18	7,687	7,699
Series 2003-11,Cl. FA, 2.872%
[LIBOR01M+100], 9/25/32[2]	167,554	171,588
Series 2003-112,Cl. AN, 4.00%, 11/25/18	4,161	4,170
Series 2003-116,Cl. FA, 2.272%
[LIBOR01M+40], 11/25/33[2]	17,404	17,423
Series 2003-84,Cl. GE, 4.50%, 9/25/18	1,401	1,403
Series 2004-25,Cl. PC, 5.50%, 1/25/34	11,623	11,748
Series 2005-109,Cl. AH, 5.50%, 12/25/25	623,528	652,646
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	606,902
Series 2005-71,Cl. DB, 4.50%, 8/25/25	90,465	92,808
Series 2006-11,Cl. PS, 17.705% [-3.667 x LIBOR01M+2,456.67], 3/25/36[2]	81,493	120,259
Series 2006-46,Cl. SW, 17.337% [-3.667 x LIBOR01M+2,419.92], 6/25/36[2]	122,853	172,873
Series 2008-75,Cl. DB, 4.50%, 9/25/23	7,604	7,622
Series 2009-113,Cl. DB, 3.00%, 12/25/20	26,349	26,377
Series 2009-36,Cl. FA, 2.812% [LIBOR01M+94], 6/25/37[2]	22,487	23,004
Series 2009-70,Cl. TL, 4.00%, 8/25/19	13,982	13,987
Series 2010-43,Cl. KG, 3.00%, 1/25/21	21,720	21,760
Series 2011-122,Cl. EC, 1.50%, 1/25/20	16,745	16,626
Series 2011-15,Cl. DA, 4.00%, 3/25/41	60,400	60,577
Series 2011-3,Cl. EL, 3.00%, 5/25/20	40,674	40,682
Series 2011-3,Cl. KA, 5.00%, 4/25/40	144,570	151,416
Series 2011-38,Cl. AH, 2.75%, 5/25/20	930	929
Series 2011-6,Cl. BA, 2.75%, 6/25/20	18,895	18,992
Series 2011-82,Cl. AD, 4.00%, 8/25/26	52,891	53,139
Series 2012-20,Cl. FD, 2.272% [LIBOR01M+40], 3/25/42[2]	203,862	204,042
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 34.432%, 11/18/31[3]	42,686	7,565
Series 2001-63,Cl. SD, 54.685%, 12/18/31[3]	11,012	1,779
Series 2001-68,Cl. SC, 40.298%, 11/25/31[3]	7,894	1,364
Series 2001-81,Cl. S, 45.687%, 1/25/32[3]	9,056	1,548
Series 2002-28,Cl. SA, 26.973%, 4/25/32[3]	6,645	1,122
Series 2002-38,Cl. SO, 57.14%, 4/25/32[3]	44,953	6,978
Series 2002-48,Cl. S, 42.631%, 7/25/32[3]	10,113	1,803
Series 2002-52,Cl. SL, 34.27%, 9/25/32[3]	6,677	1,170
Series 2002-56,Cl. SN, 43.606%, 7/25/32[3]	13,897	2,478
Series 2002-77,Cl. IS, 53.222%, 12/18/32[3]	76,587	14,570

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-77,Cl. SH, 40.812%, 12/18/32[3]	$13,437	$2,289
Series 2002-9,Cl. MS, 33.939%, 3/25/32[3]	12,235	2,205
Series 2003-13,Cl. IO, 47.34%, 3/25/33[3]	133,738	31,861
Series 2003-26,Cl. DI, 40.909%, 4/25/33[3]	105,917	27,634
Series 2003-33,Cl. SP, 29.414%, 5/25/33[3]	73,451	15,098
Series 2003-4,Cl. S, 19.521%, 2/25/33[3]	20,836	4,137
Series 2004-56,Cl. SE, 1.54%, 10/25/33[3]	348,706	62,085
Series 2005-12,Cl. SC, 30.533%, 3/25/35[3]	12,060	1,509
Series 2005-14,Cl. SE, 49.439%, 3/25/35[3]	439,710	51,712
Series 2005-40,Cl. SA, 50.17%, 5/25/35[3]	379,325	52,648
Series 2005-40,Cl. SB, 99.999%, 5/25/35[3]	600,435	74,349
Series 2005-52,Cl. JH, 31.468%, 5/25/35[3]	223,991	28,224
Series 2005-63,Cl. SA, 32.225%, 10/25/31[3]	20,622	2,893
Series 2006-90,Cl. SX, 99.999%, 9/25/36[3]	422,071	60,027
Series 2007-88,Cl. XI, 0.00%, 6/25/37[3,4]	403,125	64,035
Series 2008-55,Cl. SA, 0.00%, 7/25/38[3,4]	24,910	2,579
Series 2009-8,Cl. BS, 0.00%, 2/25/24[3,4]	1,703	83
Series 2010-95,Cl. DI, 8.648%, 11/25/20[3]	75,430	1,743
Series 2011-96,Cl. SA, 3.452%, 10/25/41[3]	172,578	25,127
Series 2012-134,Cl. SA, 3.647%, 12/25/42[3]	540,934	94,553
Series 2012-40,Cl. PI, 7.744%, 4/25/41[3]	894,560	139,447
Federal National Mortgage Assn., Stripped
Mtg.-Backed Security, Series 302, Cl. 2, 6.00%, 5/1/29	3	1
		145,429,758
GNMA/Guaranteed—2.7%
Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	49,857	54,427
8.00%, 5/15/26	8,415	8,438
Government National Mortgage Assn. II Pool:
3.125% [H15T1Y+150], 11/20/25[2]	2,228	2,291
3.50%, 4/1/48[5]	11,310,000	11,414,311
4.00%, 4/1/48[5]	23,015,000	23,650,447
4.50%, 4/1/48[5]	8,795,000	9,142,194
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 42.157%, 4/16/37[3]	214,468	31,762
Series 2011-52,Cl. HS, 21.319%, 4/16/41[3]	359,204	43,839
		44,347,709
Non-Agency—8.2%
Commercial—3.6%
BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 3.41%
[H15T1Y+210], 9/26/35[1,2]	57,971	58,235
Series 2012-RR6,Cl. RR6, 2.054%, 11/26/36[1]	80,949	80,560
Benchmark Mortgage Trust, Interest-Only
Commercial Mtg. Pass-Through Certificates,
Series 2018-B1, Cl. XA, 10.10%, 1/15/51[3]	5,749,250	235,682

3        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
CD Commercial Mortgage Trust:
Series 2016-CD2,Cl. AM, 3.668%, 11/10/49[6]	$365,000	$364,625
Series 2017-CD3,Cl. AS, 3.833%, 2/10/50	530,000	533,931
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017- CD6, Cl. XA, 12.215%, 11/13/50[3]	2,323,571	150,486
Chase Mortgage Finance Trust, Series 2005- A2, Cl. 1A3, 3.52%, 1/25/36[6]	13,463	13,201
Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%, 9/10/45	292,677	291,310
Series 2014-GC21,Cl. AAB, 3.477%, 5/10/47	270,000	274,078
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 11.779%, 10/12/50[3]	6,151,805	471,624
COMM Mortgage Trust:
Series 2012-CR3,Cl. ASB, 2.372%, 10/15/45	54,985	54,413
Series 2012-LC4,Cl. A3, 3.069%, 12/10/44	116,300	116,529
Series 2013-CR13,Cl. ASB, 3.706%, 11/10/46	510,000	520,896
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	960,000	949,919
Series 2013-CR7,Cl. D, 4.285%, 3/10/46[1,6]	2,505,000	1,805,570
Series 2014-CR17,Cl. ASB, 3.598%, 5/10/47	870,000	888,156
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	180,000	181,390
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	25,000	25,567
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	455,000	469,780
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	1,600,000	1,636,058
Series 2015-CR22,Cl. A2, 2.856%, 3/10/48	305,000	305,643
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	1,100,000	1,116,635
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	2,611,963	154,389
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.627%, 6/25/36[6]	52,010	50,409
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	600,000	595,319
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 2.042% [US0001M+22], 7/22/36[1,2]	5,060,144	4,836,116
FREMF Mortgage Trust:
Series 2012-K20,Cl. C, 3.87%, 5/25/45[1,6]	4,165,000	4,106,822
Series 2013-K25,Cl. C, 3.62%, 11/25/45[1,6]	135,000	131,807
Series 2013-K26,Cl. C, 3.599%, 12/25/45[1,6]	95,000	92,619
Series 2013-K27,Cl. C, 3.496%, 1/25/46[1,6]	1,460,000	1,415,648
Series 2013-K28,Cl. C, 3.49%, 6/25/46[1,6]	2,330,000	2,266,928
Series 2013-K29,Cl. C, 3.481%, 5/25/46[1,6]	2,300,000	2,236,383

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2013-K713,Cl. C, 3.164%, 4/25/46[1,6]	$535,000	$534,243
Series 2014-K714,Cl. C, 3.849%, 1/25/47[1,6]	400,000	396,676
Series 2015-K44,Cl. B, 3.684%, 1/25/48[1,6]	2,310,000	2,263,351
Series 2015-K45,Cl. B, 3.591%, 4/25/48[1,6]	4,646,000	4,613,552
Series 2017-K62,Cl. B, 3.875%, 1/25/50[1,6]	280,000	280,190
Series 2017-K724,Cl. B, 3.487%, 11/25/23[1,6]	1,535,000	1,522,730
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	1,200,000	1,203,473
GS Mortgage Securities Trust:
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	95,000	94,313
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	160,000	169,872
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	235,000	239,487
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6,Cl. ASB, 3.144%, 5/15/45	384,794	386,329
Series 2012-LC9,Cl. A4, 2.611%, 12/15/47	60,000	59,174
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	855,000	848,884
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	820,000	858,366
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	235,000	232,954
Series 2013-LC11,Cl. ASB, 2.554%, 4/15/46	137,517	136,070
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	630,000	643,991
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	600,000	587,921
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.688%, 7/25/35[6]	57,148	58,713
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.495%, 7/26/36[1,6]	2,778,764	2,666,302
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	200,000	203,957
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	295,000	297,470
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	110,000	111,687
Series 2014-C24,Cl. B, 4.116%, 11/15/47[6]	680,000	685,769
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	1,720,000	1,760,186
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,515,000	1,527,348
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C4, Cl. AS, 3.385%, 12/15/49	610,000	596,513
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	275,877	273,457
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	570,000	565,877
Series 2014-C14,Cl. B, 4.633%, 2/15/47[6]	240,000	250,048
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	1,020,000	971,768
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.036%, 12/15/50[3]	2,023,332	124,811

4        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Commercial (Continued)
Morgan Stanley Re-Remic Trust, Series 2012- R3, Cl. 1A, 3.021%, 11/26/36[1,6]	$8,812	$8,765
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.352%, 6/26/46[1,6]	88,997	88,986
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.535%, 8/25/34[6]	2,500,744	2,516,034
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 11.681%, 11/15/50[3]	3,831,639	265,971
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.895%, 5/10/63[1,6]	930,000	780,414
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[6]	780,000	793,618
Series 2015-NXS1,Cl. ASB, 2.934%, 5/15/48	940,000	932,549
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	910,000	931,998
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 9.939%, 12/15/50[3]	2,807,221	194,846
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.825%, 6/15/45[1,6]	180,000	146,772
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	640,000	639,195
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	490,000	499,975
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	120,000	121,434
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[6]	395,000	407,969
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 27.01%, 3/15/44[1,3]	3,408,275	104,876
		60,029,612
Residential—4.6%
Banc of America Funding Trust, Series 2014- R7, Cl. 3A1, 3.755%, 3/26/36[1,6]	44,245	44,320
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 3.67% [H15T1Y+225], 2/25/36[2]	49,289	49,598
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	583,915	583,779
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	541,501	544,035
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 3.807%, 5/25/35[6]	702,526	708,116
Series 2006-AR1,Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	204,045	205,866
Series 2009-8,Cl. 7A2, 3.755%, 3/25/36[1,6]	8,766,534	8,929,840
Series 2012-8,Cl. 1A1, 3.619%, 10/25/35[1,6]	65,568	65,805
Series 2014-8,Cl. 1A2, 2.112% [US0001M+29], 7/20/36[1,2]	3,400,000	3,210,670
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 2.822% [US0001M+95], 5/25/24[2]	368,748	369,881
Series 2014-C03,Cl. 1M2, 4.872% [US0001M+300], 7/25/24[2]	906,902	970,128
Series 2016-C03,Cl. 1M1, 3.872% [US0001M+200], 10/25/28[2]	235,297	238,914
Series 2016-C07,Cl. 2M1, 3.172% [US0001M+130], 5/25/29[2]	540,570	542,872
Series 2017-C01,Cl. 1M2, 5.422% [US0001M+355], 7/25/29[2]	4,140,000	4,499,470

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2017-C02,Cl. 2M1, 3.022% [US0001M+115], 9/25/29[2]	$1,345,763	$1,355,201
Series 2017-C03,Cl. 1M1, 2.822% [US0001M+95], 10/25/29[2]	1,163,994	1,170,774
Series 2017-C04,Cl. 2M1, 2.722% [US0001M+85], 11/25/29[2]	776,598	779,829
Series 2017-C06,Cl. 1M1, 2.622% [US0001M+75], 2/25/30[2]	294,119	294,638
Series 2017-C07,Cl. 1M1, 2.522% [US0001M+65], 5/25/30[2]	585,612	585,741
Series 2017-C07,Cl. 1M2, 4.272% [US0001M+240], 5/25/30[2]	580,000	589,314
Series 2017-C07,Cl. 2M1, 2.522% [US0001M+65], 5/25/30[2]	233,335	233,455
Series 2018-C01,Cl. 1M1, 2.472% [US0001M+60], 7/25/30[2]	799,731	799,627
Series 2018-C02,Cl. 2M1, 2.522% [US0001M+65], 8/25/30[2]	360,000	360,225
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 2.007% [US0001M+23], 12/15/35[2]	29,925	27,210
Series 2006-H,Cl. 2A1A, 1.927% [US0001M+15], 11/15/36[2]	21,348	16,424
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.52%, 7/25/35[6]	13,953	14,080
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[6]	69,298	69,801
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.182% [US0001M+31], 7/25/35[2]	20,336	20,328
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.972% [US0001M+10], 8/25/36[2]	878,208	466,710
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	13,588	12,248
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	1,921,533	1,821,301
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 6.122% [US0001M+425], 11/25/23[2]	983,021	1,094,109
Series 2014-DN1,Cl. M3, 6.372% [US0001M+450], 2/25/24[2]	815,000	947,819
Series 2014-DN2,Cl. M3, 5.472% [US0001M+360], 4/25/24[2]	840,000	941,864
Series 2014-HQ2,Cl. M2, 4.072% [US0001M+220], 9/25/24[2]	222,854	230,113
Series 2014-HQ2,Cl. M3, 5.622% [US0001M+375], 9/25/24[2]	3,340,000	3,861,399
Series 2015-HQA2,Cl. M2, 4.672% [US0001M+280], 5/25/28[2]	366,915	378,497
Series 2016-DNA1,Cl. M1, 3.322% [US0001M+145], 7/25/28[2]	21,064	21,081
Series 2016-DNA1,Cl. M2, 4.772% [US0001M+290], 7/25/28[2]	405,000	415,599
Series 2016-DNA3,Cl. M1, 2.972% [US0001M+110], 12/25/28[2]	112,351	112,458
Series 2016-DNA3,Cl. M3, 6.872% [US0001M+500], 12/25/28[2]	3,845,000	4,483,589
Series 2016-DNA4,Cl. M1, 2.672% [US0001M+80], 3/25/29[2]	195,616	195,984
Series 2016-DNA4,Cl. M3, 5.672% [US0001M+380], 3/25/29[2]	5,570,000	6,229,793
Series 2016-HQA3,Cl. M1, 2.672% [US0001M+80], 3/25/29[2]	871,431	873,236
Series 2016-HQA3,Cl. M3, 5.722% [US0001M+385], 3/25/29[2]	3,400,000	3,796,513
Series 2016-HQA4,Cl. M1, 2.672% [US0001M+80], 4/25/29[2]	589,077	589,314

5        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount			Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2016-HQA4,Cl. M3, 5.772% [US0001M+390], 4/25/29[2]	$		4,580,000	$5,125,484
Series 2017-DNA1,Cl. M2, 5.122% [US0001M+325], 7/25/29[2]			4,400,000	4,752,947
Series 2017-HQA1,Cl. M1, 3.072% [US0001M+120], 8/25/29[2]			1,816,377	1,832,606
Series 2017-HQA2,Cl. M1, 2.672% [US0001M+80], 12/25/29[2]			548,171	549,739
Series 2017-HQA3,Cl. M1, 2.422% [US0001M+55], 4/25/30[2]			1,313,645	1,313,823
Series 2018-DNA1,Cl. M1, 2.322% [US0001M+45], 7/25/30[2]			1,655,056	1,648,147
Series 2018-DNA1,Cl. M2, 3.672% [US0001M+180], 7/25/30[2]			1,200,000	1,189,155
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 3.449%, 10/25/33[6]			64,403	65,348
Series 2005-AR16,Cl. 1A1, 3.392%, 12/25/35[6]			8,985	8,770
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 3.841%, 2/25/35[6]			912,477	934,665
Series 2005-AR15,Cl. 1A2, 3.557%, 9/25/35[6]			143,832	139,932
Series 2005-AR15,Cl. 1A6, 3.557%, 9/25/35[6]			1,741,196	1,681,821
Series 2005-AR4,Cl. 2A2, 3.934%, 4/25/35[6]			8,414	8,478
Series 2006-AR10,Cl. 1A1, 3.603%, 7/25/36[6]			169,750	166,032
Series 2006-AR10,Cl. 5A5, 3.495%, 7/25/36[6]			314,595	318,430
Series 2006-AR2,Cl. 2A3, 3.755%, 3/25/36[6]			1,495,990	1,511,964
Series 2006-AR7,Cl. 2A4, 3.41%, 5/25/36[6]			853,312	871,001
Series 2006-AR8,Cl. 2A1, 3.603%, 4/25/36[6]			598,018	607,239
				76,477,149
Total Mortgage-Backed Obligations (Cost $320,441,090)				326,284,228

Foreign Government Obligations—16.3%
Argentina—1.6%
Argentine Republic:
5.375% Sr. Unsec. Nts., 1/20/23[1]		EUR	500,000	641,550
5.875% Sr. Unsec. Nts., 1/11/28			5,500,000	5,183,063
6.50% Sr. Unsec. Nts., 2/15/23[1]			595,000	612,106
6.875% Sr. Unsec. Nts., 1/26/27			1,625,000	1,659,125
6.875% Sr. Unsec. Nts., 1/11/48			1,935,000	1,769,316
7.50% Sr. Unsec. Nts., 4/22/26			695,000	743,997
7.875% Sr. Unsec. Nts., 6/15/27[1]			790,000	821,600
9.125% Sr. Unsec. Nts., 3/16/24[1]			560,000	624,966
16.00% Bonds, 10/17/23		ARS	9,285,000	450,012
18.20% Unsec. Nts., 10/3/21		ARS	9,285,000	463,712
21.20% Bonds, 9/19/18		ARS	271,400,000	13,327,235
				26,296,682
Bahamas—0.0%
Commonwealth of the Bahamas, 6.00%
Sr. Unsec. Nts., 11/21/28[1]			480,000	500,400
Belarus—0.0%
Republic of Belarus, 6.875% Sr. Unsec.
Nts., 2/28/23[1]			515,000	546,831
Brazil—1.3%
Federative Republic of Brazil:
5.625% Sr. Unsec. Nts., 2/21/47			1,595,000	1,550,340
10.00% Unsec. Nts., 1/1/19		BRL	26,900,000	8,362,888

	Principal Amount		Value
Brazil (Continued)
Federative Republic of Brazil: (Continued)
10.00% Unsec. Nts., 1/1/21	BRL	31,000,000	$9,851,616
18.093% Unsec. Nts., 5/15/45[14]	BRL	850,000	879,882
			20,644,726
Chile—0.5%
Republic of Chile, 4.50% Bonds, 3/1/21	CLP	4,818,500,000	8,182,120
Colombia—0.6%
Republic of Colombia:
4.00% Sr. Unsec. Nts., 2/26/24		485,000	489,486
6.125% Sr. Unsec. Nts., 1/18/41		1,815,000	2,096,325
Series B, 7.50% Bonds, 8/26/26	COP	12,830,000,000	4,948,137
Series B, 10.00% Bonds, 7/24/24	COP	5,146,000,000	2,216,600
			9,750,548
Croatia—0.1%
Republic of Croatia, 3.875% Sr. Unsec.
Nts., 5/30/22	EUR	1,405,000	1,923,073
Dominican Republic—0.2%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		1,930,000	2,021,675
6.85% Sr. Unsec. Nts., 1/27/45[1]		1,030,000	1,113,687
			3,135,362
Ecuador—0.2%
Republic of Ecuador:
7.875% Sr. Unsec. Nts., 1/23/28[1]		1,410,000	1,362,694
8.875% Sr. Unsec. Nts., 10/23/27[1]		2,355,000	2,405,515
			3,768,209
Egypt—0.3%
Arab Republic of Egypt:
6.125% Sr. Unsec. Nts., 1/31/22[1]		1,065,000	1,103,994
6.588% Sr. Unsec. Nts., 2/21/28[1]		1,040,000	1,058,007
8.50% Sr. Unsec. Nts., 1/31/47[1]		1,550,000	1,731,846
16.00% Unsec. Nts., 12/12/20	EGP	28,000,000	1,613,901
			5,507,748
Gabon—0.1%
Gabonese Republic, 6.375% Bonds, 12/12/24[1]		1,865,000	1,856,279
Greece—0.4%
Hellenic Republic, 3.90% Bonds, 1/30/33	EUR	6,345,000	7,206,972
Honduras—0.1%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[1]		515,000	546,915
8.75% Sr. Unsec. Nts., 12/16/20[1]		455,000	504,431
			1,051,346
Hungary—0.2%
Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		1,025,000	1,134,214
Series 25/B, 5.50% Bonds, 6/24/25	HUF	160,840,000	784,874
Series 27/A, 3.00% Bonds, 10/27/27	HUF	400,000,000	1,660,042
			3,579,130
India—1.4%
Republic of India:
6.79% Sr. Unsec. Nts., 5/15/27	INR	600,000,000	8,752,458
7.59% Sr. Unsec. Nts., 1/11/26	INR	600,000,000	9,171,509
8.20% Sr. Unsec. Nts., 9/24/25	INR	270,600,000	4,302,478
			22,226,445
Indonesia—1.6%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		575,000	586,701
4.55% Sr. Unsec. Nts., 3/29/26[1]		940,000	963,190
Republic of Indonesia:
3.85% Sr. Unsec. Nts., 7/18/27[1]		975,000	957,154
4.125% Sr. Unsec. Nts., 1/15/25[1]		490,000	494,823

6        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Indonesia (Continued)
Republic of Indonesia: (Continued)
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	83,505,000,000	$6,466,414
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	104,095,000,000	8,367,945
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	112,480,000,000	8,384,427
			26,220,654
Iraq—0.1%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[1]		615,000	589,170
6.752% Sr. Unsec. Nts., 3/9/23[1]		1,000,000	1,017,190
			1,606,360
Ivory Coast—0.3%
Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[1]	EUR	1,065,000	1,378,105
5.25% Sr. Unsec. Nts., 3/22/30[1]	EUR	1,232,000	1,522,912
6.125% Sr. Unsec. Nts., 6/15/33[1]		1,265,000	1,209,628
6.625% Sr. Unsec. Nts., 3/22/48[1]	EUR	1,026,000	1,274,868
			5,385,513
Jamaica—0.1%
Commonwealth of Jamaica:
7.875% Sr. Unsec. Nts., 7/28/45		975,000	1,163,663
8.00% Sr. Unsec. Nts., 3/15/39		380,000	455,525
			1,619,188
Kazakhstan—0.1%
Republic of Kazakhstan, 4.875% Sr. Unsec. Nts., 10/14/44[1]		960,000	959,657
Malaysia—0.2%
Federation of Malaysia, 5.734%
Sr. Unsec. Nts., 7/30/19	MYR	13,203,000	3,525,191
Mexico—0.3%
United Mexican States:
3.75% Sr. Unsec. Nts., 1/11/28		1,020,000	987,615
Series M, 5.75% Bonds, 3/5/26	MXN	54,445,000	2,722,250
Series M, 8.00% Bonds, 11/7/47	MXN	22,265,000	1,279,241
			4,989,106
Mongolia—0.1%
Mongolia:
5.625% Sr. Unsec. Nts., 5/1/23[1]		700,000	692,387
8.75% Sr. Unsec. Nts., 3/9/24[1]		1,055,000	1,187,511
			1,879,898
Nigeria—0.2%
Federal Republic of Nigeria:
7.143% Sr. Unsec. Nts., 2/23/30[1]		725,000	754,362
7.696% Sr. Unsec. Nts., 2/23/38[1]		1,760,000	1,856,325
			2,610,687
Peru—0.5%
Republic of Peru:
5.70% Unsec. Nts., 8/12/24[1]	PEN	5,345,000	1,805,025
6.15% Sr. Unsec. Nts., 8/12/32[1]	PEN	4,370,000	1,495,571
6.35% Sr. Unsec. Nts., 8/12/28[1]	PEN	5,640,000	1,964,581
7.84% Sr. Unsec. Nts., 8/12/20[1]	PEN	9,000,000	3,117,874
			8,383,051
Poland—0.4%
Republic of Poland:
Series 0422, 2.25% Bonds, 4/25/22	PLN	13,800,000	4,053,983
Series 0727, 2.50% Bonds, 7/25/27	PLN	6,650,000	1,848,722
			5,902,705
Portugal—0.4%
Portuguese Republic, 4.10% Sr. Unsec. Nts., 2/15/45[1]	EUR	4,380,000	6,976,896

		Principal Amount	Value
Romania—0.1%
Romania:
2.375% Sr. Unsec. Nts., 4/19/27[1]	EUR	975,000	$1,228,115
3.875% Sr. Unsec. Nts., 10/29/35[1]	EUR	345,000	458,649
			1,686,764
Russia—1.3%
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	169,585,000	3,093,189
Series 6211, 7.00% Bonds, 1/25/23	RUB	754,820,000	13,518,574
Series 6217, 7.50% Bonds, 8/18/21	RUB	225,230,000	4,063,065
			20,674,828
Senegal—0.1%
Republic of Senegal:
6.25% Sr. Unsec. Nts., 7/30/24[1]		590,000	616,113
6.25% Unsec. Nts., 5/23/33[1]		510,000	503,880
6.75% Sr. Unsec. Nts., 3/13/48[1]		935,000	918,357
			2,038,350
Serbia—0.1%
Republic of Serbia, 5.875% Unsec. Nts., 12/3/18[1]		1,965,000	2,003,475
South Africa—1.5%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	22,500,000	1,927,827
Series 2030, 8.00% Bonds, 1/31/30	ZAR	37,000,000	3,044,018
Series 2037, 8.50% Bonds, 1/31/37	ZAR	107,000,000	8,809,805
Series 2048, 8.75% Bonds, 2/28/48	ZAR	15,000,000	1,253,401
Series R186, 10.50% Bonds, 12/21/26	ZAR	86,675,000	8,470,162
Series R214, 6.50% Bonds, 2/28/41	ZAR	25,000,000	1,629,116
			25,134,329
Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka:
5.875% Sr. Unsec. Nts., 7/25/22[1]		1,475,000	1,498,867
6.00% Sr. Unsec. Nts., 1/14/19[1]		1,540,000	1,569,865
6.25% Sr. Unsec. Nts., 10/4/20[1]		465,000	483,246
			3,551,978
Thailand—0.3%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	65,400,000	2,107,166
2.125% Sr. Unsec. Nts., 12/17/26	THB	60,000,000	1,877,271
			3,984,437
Turkey—0.5%
Republic of Turkey:
8.80% Bonds, 11/14/18	TRY	10,570,000	2,608,140
10.60% Bonds, 2/11/26	TRY	5,000,000	1,150,103
10.70% Bonds, 2/17/21	TRY	8,845,000	2,089,458
11.00% Bonds, 2/24/27	TRY	9,570,000	2,238,894
			8,086,595
Ukraine—0.7%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/20		985,000	1,032,860
7.75% Sr. Unsec. Nts., 9/1/23		2,250,000	2,332,251
7.75% Sr. Unsec. Nts., 9/1/24		1,445,000	1,491,258
7.75% Sr. Unsec. Nts., 9/1/25		950,000	974,985
7.75% Sr. Unsec. Nts., 9/1/26		3,240,000	3,324,240
7.75% Sr. Unsec. Nts., 9/1/27		2,775,000	2,843,126
			11,998,720
Uruguay—0.2%
Oriental Republic of Uruguay:
5.10% Sr. Unsec. Nts., 6/18/50		2,860,000	2,938,650
9.875% Sr. Unsec. Nts., 6/20/22[1]	UYU	13,555,000	487,074
			3,425,724
Total Foreign Government Obligations (Cost $263,651,235)			268,819,977

7        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans—0.2%
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 8.443% [LIBOR4+675], 1/30/19[2,7]	$800,000	$634,364
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.234% [LIBOR4+425], 6/23/23[2,5]	395,000	387,718
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.552% [LIBOR4+725], 4/16/20[2]	762,244	647,271
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.941% [LIBOR12+325], 10/25/20[2]	1,052,208	912,044
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.81% [LIBOR12+400], 3/29/21[2]	308,434	297,511
Total Corporate Loans (Cost $2,940,940)		2,878,908
Convertible Corporate Bond and Note—0.0%
Denbury Resources, Inc., 5.00% Cv. Sr. Unsec. Nts., 12/15/23[1] (Cost $295,930)	562,000	509,126

Corporate Bonds and Notes—42.1%
Consumer Discretionary—7.1%
Auto Components—0.3%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	1,325,000	1,326,656
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[8]	250,000	250,000
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	1,015,000	1,058,138
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	665,000	649,206
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]	570,000	599,925
Lear Corp., 3.80% Sr. Unsec. Nts., 9/15/27	553,000	532,603
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26	360,000	350,208
		4,766,736
Automobiles—0.3%
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	608,000	597,062
3.664% Sr. Unsec. Nts., 9/8/24	606,000	584,899
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	235,000	258,577
General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22	823,000	806,183
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	240,000	247,647
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[1]	1,380,000	1,305,825
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[1]	913,000	903,647
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	381,000	386,715
		5,090,555
Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	1,332,000	1,332,000
Diversified Consumer Services—0.1%
KCA Deutag UK Finance plc, 9.625% Sr. Sec. Nts., 4/1/23[1,5]	275,000	277,406
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	735,000	567,200

	Principal Amount	Value
Diversified Consumer Services (Continued)
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	$1,606,000	$1,553,805
		2,398,411
Hotels, Restaurants & Leisure—2.0%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	785,000	751,638
5.00% Sec. Nts., 10/15/25[1]	1,335,000	1,277,862
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	745,000	722,650
5.00% Sr. Unsec. Nts., 4/1/25[1]	1,389,000	1,403,306
5.00% Sr. Unsec. Nts., 2/1/28[1]	815,000	799,719
Boyd Gaming Corp., 6.375% Sr. Unsec. Nts., 4/1/26	235,000	246,625
Boyne USA, Inc., 7.25% Sec. Nts., 5/1/25[1,5]	275,000	283,594
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	985,000	946,762
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	945,000	841,050
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[1]	545,000	561,350
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	650,000	663,000
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	390,000	415,594
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1]	2,045,000	2,065,450
8.75% Sr. Sub. Nts., 10/1/25[1]	1,465,000	1,523,600
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24	500,000	486,250
Hilton Grand Vacations Borrower LLC/ Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	1,190,000	1,268,837
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	1,630,000	1,715,575
IRB Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/26[1]	270,000	265,302
KFC Holding Co./Pizza Hut Holdings LLC/
Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	435,000	420,319
5.25% Sr. Unsec. Nts., 6/1/26[1]	995,000	993,756
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]	1,330,000	1,275,032
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	1,230,000	1,273,050
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	1,185,000	1,247,212
6.625% Sr. Unsec. Nts., 12/15/21	405,000	437,906
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	780,000	779,025
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	1,295,000	1,246,438
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	550,000	431,750
Premier Cruises Ltd., 11.00% Sr. Unsec. Nts., 3/15/08[1,7,9]	250,000	—
Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	798,000	786,452
Scientific Games International, Inc.:
5.00% Sr. Sec. Nts., 10/15/25[1]	2,025,000	1,974,375
10.00% Sr. Unsec. Nts., 12/1/22	1,527,000	1,650,114
Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[1]	510,000	541,875
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	500,000	488,125

8        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	$1,310,000	$1,251,050
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	535,000	508,250
Wyndham Hotels & Resorts, 5.375% Sr. Unsec. Nts., 4/15/26[1,5]	275,000	275,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25% Sr. Unsec. Nts., 5/15/27[1]	390,000	383,175
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	135,000	131,963
5.50% Sr. Unsec. Nts., 10/1/27[1]	135,000	132,638
		32,465,669
Household Durables—1.0%
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25[8]	1,020,000	1,032,750
AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	1,310,000	1,339,763
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	935,000	870,719
6.75% Sr. Unsec. Nts., 3/15/25	1,335,000	1,328,325
7.25% Sr. Unsec. Nts., 2/1/23	43,000	44,666
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	821,000	808,894
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	1,060,000	1,171,300
Leggett & Platt, Inc., 3.50% Sr. Unsec. Nts., 11/15/27	449,000	432,472
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	95,000	93,337
4.75% Sr. Unsec. Nts., 5/30/25	1,040,000	1,028,300
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	795,000	777,868
Mattamy Group Corp., 6.50% Sr. Unsec. Nts., 10/1/25[1]	265,000	268,975
MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	800,000	753,000
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	628,000	644,943
PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	1,355,000	1,322,412
5.50% Sr. Unsec. Nts., 3/1/26	740,000	765,345
6.00% Sr. Unsec. Nts., 2/15/35	80,000	81,400
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[8]	1,160,000	1,203,152
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	824,000	819,880
4.875% Sr. Unsec. Nts., 3/15/27	375,000	366,563
William Lyon Homes, Inc.:
5.875% Sr. Unsec. Nts., 1/31/25	1,020,000	993,225
6.00% Sr. Unsec. Nts., 9/1/23[1]	550,000	551,719
		16,699,008
Internet & Catalog Retail—0.1%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	271,000	306,030
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	1,545,000	1,528,996
		1,835,026
Leisure Equipment & Products—0.1%
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26	900,000	874,977
Media—2.3%
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	695,000	719,325
Altice France SA:
6.00% Sr. Sec. Nts., 5/15/22[1]	390,000	381,713

	Principal Amount	Value
Media (Continued)
Altice France SA: (Continued) 7.375% Sr. Sec. Nts., 5/1/26[1]	$365,000	$349,031
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	745,000	736,619
5.875% Sr. Sub. Nts., 11/15/26	760,000	748,600
6.125% Sr. Sub. Nts., 5/15/27	520,000	513,500
AMC Networks, Inc., 4.75% Sr. Unsec. Nts., 8/1/25	530,000	512,049
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	1,362,000	1,511,820
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	255,000	257,698
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	265,000	255,725
5.00% Sr. Unsec. Nts., 2/1/28[1]	840,000	791,700
5.125% Sr. Unsec. Nts., 5/1/27[1]	1,040,000	989,976
5.375% Sr. Unsec. Nts., 5/1/25[1]	205,000	202,437
5.75% Sr. Unsec. Nts., 2/15/26[1]	1,315,000	1,311,726
5.875% Sr. Unsec. Nts., 4/1/24[1]	325,000	331,500
5.875% Sr. Unsec. Nts., 5/1/27[1]	205,000	205,512
Cequel Communications Holdings I LLC/ Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	532,000	542,640
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	495,000	491,188
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[1]	265,000	278,250
Clear Channel Worldwide Holdings, Inc.:
6.50% Sr. Unsec. Nts., Series B, 11/15/22	1,465,000	1,497,962
7.625% Sr. Sub. Nts., Series B, 3/15/20	1,505,000	1,508,762
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	838,000	1,056,921
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	715,000	681,931
5.50% Sr. Unsec. Nts., 4/15/27[1]	750,000	720,000
10.875% Sr. Unsec. Nts., 10/15/25[1]	722,000	850,148
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	2,280,000	2,040,600
7.75% Sr. Unsec. Nts., 7/1/26	250,000	236,250
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	760,000	737,200
5.875% Sr. Unsec. Nts., 7/15/26[1]	1,770,000	1,725,750
iHeartCommunications, Inc., 9.00% Sr. Sec. Nts., 12/15/19	1,455,000	1,162,181
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	890,000	907,936
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24	1,355,000	1,412,588
Live Nation Entertainment, Inc., 5.625% Sr. Unsec. Nts., 3/15/26[1]	550,000	558,250
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	255,000	249,262
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26[1]	250,000	257,188
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	1,095,000	1,075,509
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	775,000	745,938
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	995,000	990,025
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	665,000	658,350
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	650,000	665,437
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	648,000	562,323

9        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	$265,000	$250,094
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	725,000	738,594
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	245,000	234,000
5.125% Sr. Sec. Nts., 2/15/25[1]	2,175,000	2,033,625
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]	876,000	846,435
5.50% Sr. Sec. Nts., 8/15/26[1]	705,000	686,931
Vrio Finco 1 LLC/Vrio Finco 2, Inc., 6.25% Sr. Sec. Nts., 4/4/23[1,5]	485,000	493,917
Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	1,930,000	1,818,465
		38,533,581
Multiline Retail—0.1%
JC Penney Corp., Inc.:
5.65% Sr. Unsec. Nts., 6/1/20	3,000	3,086
5.875% Sr. Sec. Nts., 7/1/23[1]	525,000	504,656
7.40% Sr. Unsec. Nts., 4/1/37	270,000	182,250
8.625% Sec. Nts., 3/15/25[1]	580,000	546,650
		1,236,642
Specialty Retail—0.6%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	174,000	171,989
Claire’s Stores, Inc., 9.00% Sr. Sec. Nts., 3/15/19[1,7]	405,000	235,912
Freedom Mortgage Corp., 8.125% Sr. Unsec. Nts., 11/15/24[1]	400,000	411,000
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	685,000	691,850
6.75% Sr. Unsec. Nts., 3/15/21[1]	1,425,000	1,446,375
Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[1]	365,000	365,365
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	270,000	254,813
5.625% Sr. Unsec. Nts., 2/15/22	867,000	903,848
6.875% Sr. Unsec. Nts., 11/1/35	2,335,000	2,276,625
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	530,000	532,650
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	917,000	905,154
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	475,000	472,031
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	927,000	889,691
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	650,000	630,500
		10,187,803
Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	425,000	418,094
4.875% Sr. Unsec. Nts., 5/15/26[1]	495,000	482,625
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	654,000	661,357
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	655,000	665,644
		2,227,720
Consumer Staples—1.7%
Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	390,000	583,945
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[1]	495,000	482,161
Constellation Brands, Inc., 2.25% Sr. Unsec. Nts., 11/6/20	922,000	902,582

	Principal Amount	Value
Beverages (Continued)
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	$348,000	$341,657
2.10% Sr. Unsec. Nts., 7/15/21	833,000	799,768
4.20% Sr. Unsec. Nts., 7/15/46	130,000	123,152
		3,233,265
Food & Staples Retailing—0.6%
Albertsons Cos LLC/Safeway, Inc./ New Albertson’s, Inc./Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	745,000	671,431
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	820,000	479,700
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	1,353,000	1,359,359
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	40,000	39,723
6.80% Sr. Unsec. Nts., 12/15/18	287,000	295,165
6.90% Sr. Unsec. Nts., 4/15/38	221,000	273,729
New Albertsons LP, 7.45% Sr. Unsec. Nts., 8/1/29	740,000	595,700
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	1,765,000	1,819,023
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	495,000	498,712
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	1,620,000	1,640,250
Simmons Foods, Inc., 5.75% Sec. Nts., 11/1/24[1]	1,870,000	1,699,362
SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	500,000	496,250
7.75% Sr. Unsec. Nts., 11/15/22	630,000	609,525
		10,477,929
Food Products—0.7%
Adecoagro SA, 6.00% Sr. Unsec. Nts., 9/21/27[1]	575,000	541,937
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	260,000	242,775
Bunge Ltd. Finance Corp., 3.25% Sr. Unsec. Nts., 8/15/26	590,000	555,349
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	1,780,000	1,697,675
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	1,315,000	1,232,812
6.75% Sr. Unsec. Nts., 2/15/28[1]	1,360,000	1,307,300
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	876,000	870,525
MHP Lux SA, 6.95% Sr. Unsec. Nts., 4/3/26[1,5]	535,000	534,893
Minerva Luxembourg SA, 5.875% Sr. Unsec. Nts., 1/19/28[1]	430,000	393,562
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	910,000	886,112
5.875% Sr. Unsec. Nts., 9/30/27[1]	265,000	249,763
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	325,000	309,563
5.75% Sr. Unsec. Nts., 3/1/27[1]	795,000	787,050
Sigma Finance Netherlands BV, 4.875% Sr. Unsec. Nts., 3/27/28[1]	1,015,000	1,017,538
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[1]	565,000	570,650
		11,197,504
Household Products—0.0%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	645,000	614,363
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	360,000	372,600
		986,963

10        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Personal Products—0.1%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	$1,045,000	$1,073,738
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	665,000	518,700
		1,592,438
Tobacco—0.1%
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27[1]	458,000	438,865
Philip Morris International, Inc., 2.50% Sr. Unsec. Nts., 11/2/22	814,000	786,540
		1,225,405
Energy—6.9%
Energy Equipment & Services—1.0%
Bristow Group, Inc., 8.75% Sr. Sec. Nts., 3/1/23[1]	275,000	278,437
Calfrac Holdings LP, 7.50% Sr. Unsec. Nts., 12/1/20[1]	925,000	912,281
Ensco plc:
5.20% Sr. Unsec. Nts., 3/15/25	685,000	560,844
7.75% Sr. Unsec. Nts., 2/1/26	135,000	124,200
Eterna Capital Pte Ltd.:
6.00% Sr. Sec. Nts., 12/11/22[10]	1,025,000	1,112,125
8.00% Sr. Sec. Nts., 12/11/22[10]	1,045,000	1,053,657
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25[1]	260,000	276,250
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	522,000	542,478
McDermott International, Inc., 8.00% Sec. Nts., 5/1/21[1]	1,115,000	1,144,269
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25[1]	480,000	453,600
Noble Holding International Ltd.:
7.75% Sr. Unsec. Nts., 1/15/24	306,000	285,345
7.875% Sr. Unsec. Nts., 2/1/26[1]	540,000	532,575
Parker Drilling Co., 6.75% Sr. Unsec. Nts., 7/15/22	685,000	534,300
Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]	2,554,000	2,624,999
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	1,780,000	1,544,150
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	610,000	574,925
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	514,000	523,220
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24[1]	435,000	451,312
Shelf Drilling Holdings Ltd., 8.25% Sr. Unsec. Nts., 2/15/25[1]	270,000	271,687
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	265,000	261,687
9.00% Sr. Unsec. Nts., 7/15/23[1]	1,105,000	1,179,587
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	385,000	360,938
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 4/1/26[1]	415,000	422,263
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24	1,462,000	1,341,385
		17,366,514
Oil, Gas & Consumable Fuels—5.9%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24	265,000	277,256
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	213,000	204,760
6.20% Sr. Unsec. Nts., 3/15/40	175,000	206,675

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26	$835,000	$882,789
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	462,000	450,967
5.25% Sr. Unsec. Nts., 1/15/25	324,000	329,800
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	263,000	261,827
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	1,150,000	1,158,625
Ascent Resources Utica Holdings LLC/ ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	425,000	461,125
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	875,000	774,375
Berry Petroleum Co. LLC, 7.00% Sr. Unsec. Nts., 2/15/26[1]	545,000	550,613
Bharat Petroleum Corp. Ltd., 4.00% Sr. Unsec. Nts., 5/8/25	580,000	571,273
Bill Barrett Corp., 8.75% Sr. Unsec. Nts., 6/15/25	795,000	862,575
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	967,000	957,157
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	230,000	217,397
California Resources Corp., 8.00% Sec. Nts., 12/15/22[1]	658,000	518,997
Calumet Specialty Products Partners LP/ Calumet Finance Corp.: 6.50% Sr. Unsec. Nts., 4/15/21	415,000	404,625
7.625% Sr. Unsec. Nts., 1/15/22	1,075,000	1,069,625
Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	430,000	423,012
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	525,000	523,031
7.00% Sr. Sec. Nts., 6/30/24	1,260,000	1,398,600
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	493,000	497,930
8.00% Sec. Nts., 12/15/22[1]	249,000	263,629
8.00% Sr. Unsec. Nts., 1/15/25[1]	265,000	257,050
8.00% Sr. Unsec. Nts., 6/15/27[1]	270,000	258,525
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	972,000	962,859
Citadel LP, 5.375% Sr. Unsec. Nts., 1/17/23[1]	805,000	820,940
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	70,000	69,737
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00% Sec. Nts., 11/1/21	680,000	710,600
CNX Resources Corp.:
5.875% Sr. Unsec. Nts., 4/15/22	445,000	448,894
8.00% Sr. Unsec. Nts., 4/1/23	625,000	662,891
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	833,000	831,591
4.50% Sr. Unsec. Nts., 6/1/25	438,000	442,493
ConocoPhillips Co., 4.95% Sr. Unsec. Nts., 3/15/26	108,000	118,017
Continental Resources, Inc., 5.00% Sr. Unsec. Nts., 9/15/22	520,000	528,450
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	530,000	526,025
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	1,155,000	1,183,875
DCP Midstream Operating LP, 2.70% Sr. Unsec. Nts., 4/1/19	345,000	343,275
Denbury Resources, Inc.:
9.00% Sec. Nts., 5/15/21[1]	555,000	571,650

11        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Denbury Resources, Inc.: (Continued)
9.25% Sec. Nts., 3/31/22[1]	$986,000	$1,009,417
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	207,000	212,018
Endeavor Energy Resources LP/EER Finance, Inc.:
5.50% Sr. Unsec. Nts., 1/30/26[1]	340,000	339,150
5.75% Sr. Unsec. Nts., 1/30/28[1]	540,000	540,000
Energy Transfer Partners LP:
5.30% Sr. Unsec. Nts., 4/15/47	255,000	239,890
6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[2,11]	684,000	651,937
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	206,000	208,351
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	144,000	151,741
4.90% Sr. Unsec. Nts., 5/15/46	151,000	161,292
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	1,185,000	1,257,581
EP Energy LLC/Everest Acquisition Finance, Inc.:
8.00% Sr. Sec. Nts., 11/29/24[1]	825,000	833,250
8.00% Sec. Nts., 2/15/25[1]	1,992,000	1,339,620
9.375% Sec. Nts., 5/1/24[1]	1,302,000	932,557
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	918,000	898,267
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	265,000	278,250
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	1,300,000	1,059,500
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	1,190,000	1,216,775
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00% Sr. Unsec. Nts., 5/15/23	725,000	717,750
6.25% Sr. Unsec. Nts., 5/15/26	1,070,000	1,021,850
6.50% Sr. Unsec. Nts., 10/1/25	795,000	783,075
Geopark Ltd., 6.50% Sr. Sec. Nts., 9/21/24[1]	450,000	452,812
Gran Tierra Energy International Holdings Ltd., 6.25% Sr. Unsec. Nts., 2/15/25[1]	1,105,000	1,082,900
Halcon Resources Corp., 6.75% Sr. Unsec. Nts., 2/15/25	530,000	523,375
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	805,000	794,937
Hidrovias International Finance Sarl, 5.95% Sr. Unsec. Nts., 1/24/25[1]	665,000	660,977
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	265,000	271,625
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	680,000	737,691
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	815,000	772,212
Jones Energy Holdings LLC/Jones Energy Finance Corp.:
6.75% Sr. Unsec. Nts., 4/1/22	2,123,000	1,194,187
9.25% Sr. Sec. Nts., 3/15/23[1]	410,000	391,550
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]	530,000	531,603
6.375% Sr. Unsec. Nts., 4/9/21[1]	1,585,000	1,708,484
7.00% Sr. Unsec. Nts., 5/5/20[1]	1,430,000	1,536,892
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	232,000	234,044
5.55% Sr. Unsec. Nts., 6/1/45	395,000	416,226

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[8]		$475,000	$490,437
Medco Platinum Road Pte Ltd., 6.75% Sr. Sec. Nts., 1/30/25[1]		935,000	895,107
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]		520,000	506,350
7.00% Sr. Unsec. Nts., 3/31/24[1]		1,635,000	1,357,050
Moss Creek Resources Holdings, Inc., 7.50% Sr. Unsec. Nts., 1/15/26[1]		540,000	546,588
Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24		720,000	752,400
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]		3,240,000	1,231,200
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		515,000	545,900
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25		1,295,000	1,239,962
7.50% Sr. Unsec. Nts., 11/1/23		735,000	740,512
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44		240,000	251,381
Novatek OAO Via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[1]		625,000	631,313
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27		470,000	457,075
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		630,000	640,238
ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19		396,000	415,790
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]		275,000	277,063
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]		400,000	401,000
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23		635,000	660,400
7.25% Sr. Unsec. Nts., 6/15/25		595,000	619,544
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23[1]		265,000	269,638
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26[1]		535,000	526,306
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 11/15/18[7,9,12]		1,110,000	1
6.375% Sr. Sec. Nts., 3/31/25[1]		515,000	536,244
10.00% Sr. Sec. Nts., 3/15/22[7,9,12]		2,075,000	2
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		2,490,000	2,449,662
5.299% Sr. Unsec. Nts., 1/27/25[1]		1,575,000	1,557,281
5.999% Sr. Unsec. Nts., 1/27/28[1]		1,407,000	1,394,689
6.125% Sr. Unsec. Nts., 1/17/22		820,000	878,220
6.75% Sr. Unsec. Nts., 1/27/41		359,000	350,923
7.375% Sr. Unsec. Nts., 1/17/27		465,000	504,293
8.375% Sr. Unsec. Nts., 5/23/21		190,000	216,671
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24	EUR	505,000	659,218
3.75% Sr. Unsec. Nts., 4/16/26	EUR	1,045,000	1,321,472
5.35% Sr. Unsec. Nts., 2/12/28[1]		1,700,000	1,674,500
6.50% Sr. Unsec. Nts., 3/13/27		730,000	780,553
6.75% Sr. Unsec. Nts., 9/21/47		790,000	801,360
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25		444,000	434,772
Proven Glory Capital Ltd., 4.00% Sr. Unsec. Nts., 2/21/27		740,000	708,415
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]		1,170,000	1,122,487
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26		665,000	630,088
Reliance Industries Ltd., 7.00% Unsec. Nts., 8/31/22	INR	210,000,000	3,132,744

12        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	$2,425,000	$2,425,000
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	679,000	714,222
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[1]	650,000	638,787
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	1,600,000	1,175,000
7.25% Sr. Sec. Nts., 2/15/23[1]	275,000	277,063
7.75% Sr. Unsec. Nts., 6/15/21	405,000	374,625
SemGroup Corp./Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23	545,000	517,750
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	320,000	322,252
Southwestern Energy Co., 7.50% Sr. Unsec. Nts., 4/1/26	265,000	268,975
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25[1]	305,000	307,288
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25	515,000	493,113
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	516,000	489,438
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23[1]	335,000	323,694
5.50% Sr. Unsec. Nts., 2/15/26[1]	180,000	174,150
5.875% Sr. Unsec. Nts., 3/15/28[1]	404,000	391,375
SURA Asset Management SA, 4.375% Sr. Unsec. Nts., 4/11/27[1]	485,000	478,938
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]	690,000	705,525
5.50% Sr. Unsec. Nts., 1/15/28[1]	880,000	888,800
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.00% Sr. Unsec. Nts., 1/15/28[1]	800,000	766,000
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[1]	715,000	748,784
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	199,000	276,679
TransMontaigne Partners LP/TLP Finance Corp., 6.125% Sr. Unsec. Nts., 2/15/26	135,000	136,013
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	390,000	340,763
7.125% Sr. Unsec. Nts., 4/15/25[1]	520,000	428,350
Whiting Petroleum Corp., 6.625% Sr. Unsec. Nts., 1/15/26[1]	885,000	892,744
Williams Partners LP:
3.75% Sr. Unsec. Nts., 6/15/27	364,000	348,431
5.25% Sr. Unsec. Nts., 3/15/20	707,000	732,856
Woodside Finance Ltd., 8.75% Sr. Unsec. Nts., 3/1/19[1]	8,000	8,435
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	995,000	1,119,375
		96,538,595
Financials—9.5%
Capital Markets—1.6%
Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[1]	541,000	543,884
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	383,000	367,519
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[2,11]	1,343,000	1,314,014
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	512,000	510,603
Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[2,11]	1,260,000	1,318,275

	Principal Amount	Value
Capital Markets (Continued)
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	$360,000	$368,214
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	1,085,000	1,184,169
10.75% Sr. Unsec. Nts., 9/1/24[8]	590,000	643,837
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,11]	1,258,000	1,289,450
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	1,530,000	1,517,569
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	543,000	523,386
3.75% Sr. Unsec. Nts., 2/25/26	522,000	513,450
3.814% [US0003M+115.8] Sr. Unsec. Nts., 4/23/29[2]	749,000	736,418
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[2,11]	681,000	663,975
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[2,11]	645,000	662,950
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25	545,000	549,087
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	705,000	731,672
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,11]	1,268,000	1,241,055
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	667,000	682,999
5.00% Sub. Nts., 11/24/25	839,000	878,256
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	400,000	384,409
Pisces Midco, Inc., 8.00% Sec. Nts., 4/15/26[1,5]	135,000	135,000
Prime Security Services Borrower LLC/ Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	867,000	941,779
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	543,000	532,803
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	375,000	362,812
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	941,000	940,551
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	1,860,000	1,725,150
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	562,000	548,506
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]	805,000	806,006
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]	670,000	645,713
5.00% Sr. Unsec. Nts., 1/31/28[1]	195,000	185,738
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]	805,000	786,888
UBS Group AG, 7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[2,11]	1,220,000	1,287,798
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	347,000	348,587
4.253% Sr. Unsec. Nts., 3/23/28[1]	377,000	379,958
		26,252,480
Commercial Banks—3.8%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[2]	1,061,000	1,067,572
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7,9]	315,159	—

13        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22		$929,000	$906,584
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,11]		1,305,000	1,389,825
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[2]	EUR	2,825,000	3,323,181
Banco Bilbao Vizcaya Argentaria SA, 6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[2,11]		1,290,000	1,253,880
Banco do Brasil SA (Cayman), 3.875% Sr. Unsec. Nts., 10/10/22		3,130,000	3,036,569
Banco Mercantil del Norte SA (Grand Cayman):
6.875% [H15T5Y+503.5] Jr. Sub. Perpetual Bonds[1,2,11]		404,000	416,625
7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,11]		395,000	422,156
Banco Santander SA, 6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[2,11]		1,290,000	1,310,818
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27		723,000	681,784
3.366% [US0003M+81] Sr. Unsec. Nts., 1/23/26[2]		749,000	728,887
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]		497,000	491,236
3.97% [US0003M+107] Sr. Unsec. Nts., 3/5/29[2]		154,000	154,477
6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[2,11]		1,478,000	1,588,850
7.75% Jr. Sub. Nts., 5/14/38		623,000	866,887
5.397% [US0003M+363] Jr. Sub. Perpetual Bonds, Series K2,11		988,000	989,235
Barclays plc:
4.375% Sr. Unsec. Nts., 1/12/26		880,000	882,408
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[2,11]		1,225,000	1,304,258
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/29[1,2]		520,000	513,500
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,11]		1,210,000	1,302,262
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21		460,000	463,450
5.25% Sr. Unsec. Nts., 3/7/25		285,000	292,501
5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[2,11]		1,308,000	1,311,270
Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[2,11]		947,000	997,522
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21		529,000	516,695
2.65% Sr. Unsec. Nts., 5/26/22		224,000	217,201
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,11]		1,130,000	1,290,329
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[1]		610,000	631,277
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[2,11]		335,000	330,812
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26		551,000	545,010
First Republic Bank, 4.375% Sub. Nts., 8/1/46		380,000	377,802

	Principal Amount	Value
Commercial Banks (Continued)
Glencore Funding LLC, 4.00% Sr. Unsec. Nts., 4/16/25[1]	$523,000	$513,570
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[1]	655,000	661,288
Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[1]	610,000	596,275
HSBC Holdings plc, 6.375% [USISDA05+370.5] Jr. Sub. Perpetual Bonds[2,11]	1,250,000	1,268,750
Huntington Bancshares, Inc.:
3.15% Sr. Unsec. Nts., 3/14/21	528,000	525,641
5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[2,11]	674,000	678,634
IDBI Bank Ltd. (DIFC Dubai), 5.00% Sr. Unsec. Nts., 9/25/19	430,000	436,988
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[2,11]	1,210,000	1,269,759
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	735,000	718,550
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	1,458,000	1,447,377
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[2,11]	1,517,000	1,590,954
7.90% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[2,11]	1,292,000	1,300,204
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	1,125,000	1,158,750
Krung Thai Bank PCL (Cayman Islands), 5.20% [H15T5Y+353.5] Sub. Nts., 12/26/24[2]	515,000	526,425
Lloyds Banking Group plc, 6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[1,2,11]	566,000	626,845
Regions Bank (Birmingham AL), 2.75% Sr. Unsec. Nts., 4/1/21	858,000	847,940
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	618,000	600,909
Royal Bank of Scotland Group plc:
3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[2]	660,000	648,982
7.50% [USSW5+580] Jr. Sub. Perpetual Bonds[2,11]	1,265,000	1,318,762
Sberbank of Russia Via SB Capital SA, 5.50% [H15T5Y+402.3] Sub. Nts., 2/26/24[1,2]	1,530,000	1,547,212
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,11]	1,225,000	1,306,156
Standard Chartered plc, 7.50% [USSW5+630.1] Jr. Sub. Perpetual Bonds[1,2,11]	1,210,000	1,282,600
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	417,000	398,108
SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[2,11]	992,000	988,280
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[2,11]	694,000	666,257
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	557,000	539,360
Turkiye Garanti Bankasi AS, 6.125% [USSW5+422] Sub. Nts., 5/24/27[1,2]	290,000	282,711
Turkiye Is Bankasi AS, 6.00% Sub. Nts., 10/24/22[1]	520,000	510,900
Turkiye Vakiflar Bankasi TAO, 5.625% Sr. Unsec. Nts., 5/30/22[1]	920,000	906,053

14        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Commercial Banks (Continued)
UBS Group Funding Switzerland AG, 5.00% [USSW5+243.2] Jr. Sub. Perpetual Bonds[2,11]		$1,130,000	$1,059,343
UniCredit SpA, 8.00% [USSW5+518] Jr. Sub. Perpetual Bonds[2,11]		1,220,000	1,273,970
US Bancorp:
3.10% Sub. Nts., 4/27/26		548,000	523,389
3.15% Sr. Unsec. Nts., 4/27/27		225,000	216,416
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[2,11]		1,323,000	1,319,759
Westpac Banking Corp. (New Zealand), 5.00% [USISDA05+288.8] Jr. Sub. Perpetual Bonds[2,11]		1,345,000	1,244,295
Yapi ve Kredi Bankasi AS:
5.85% Sr. Unsec. Nts., 6/21/24[1]		740,000	714,107
6.10% Sr. Unsec. Nts., 3/16/23[1]		985,000	978,873
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]		650,000	672,159
			62,771,414
Consumer Finance—0.8%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		605,000	591,387
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		440,000	447,700
5.75% Sub. Nts., 11/20/25		1,325,000	1,370,116
8.00% Sr. Unsec. Nts., 11/1/31		415,000	508,375
American Express Co.:
2.50% Sr. Unsec. Nts., 8/1/22		371,000	358,114
4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[2,11]		974,000	980,087
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25		371,000	360,455
5.50% [US0003M+307.6] Jr. Sub.
Perpetual Bonds[2,11]		652,000	638,145
Minejesa Capital BV, 4.625% Sr. Sec. Nts., 8/10/30[1]		1,820,000	1,757,285
Navient Corp.:
5.50% Sr. Unsec. Nts., 1/15/19		405,000	410,468
5.875% Sr. Unsec. Nts., 10/25/24		540,000	531,900
6.50% Sr. Unsec. Nts., 6/15/22		535,000	553,725
6.625% Sr. Unsec. Nts., 7/26/21		505,000	526,462
6.75% Sr. Unsec. Nts., 6/25/25		685,000	696,131
Springleaf Finance Corp.:
5.625% Sr. Unsec. Nts., 3/15/23		805,000	791,919
6.125% Sr. Unsec. Nts., 5/15/22		785,000	801,956
6.875% Sr. Unsec. Nts., 3/15/25		560,000	563,500
8.25% Sr. Unsec. Nts., 12/15/20		490,000	534,713
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]		820,000	828,200
			13,250,638
Diversified Financial Services—0.8%
Berkshire Hathaway Energy Co., 2.00% Sr. Unsec. Nts., 11/15/18		267,000	266,067
Charming Light Investments Ltd., 4.375% Sr. Unsec. Nts., 12/21/27[13]		390,000	373,281
Export-Import Bank of India:
7.35% Sr. Unsec. Nts., 5/18/22	INR	70,000,000	1,059,169
8.00% Sr. Unsec. Nts., 5/27/21	INR	280,000,000	4,314,146
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[8,9]	MXN	5,808,600	30,513
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		1,150,000	1,171,218
Park Aerospace Holdings Ltd.:
5.25% Sr. Unsec. Nts., 8/15/22[1]		135,000	132,766
5.50% Sr. Unsec. Nts., 2/15/24[1]		970,000	943,325
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		363,000	366,212

		Principal Amount	Value
Diversified Financial Services (Continued)
Rural Electrification Corp. Ltd.:
7.24% Sr. Unsec. Nts., 10/21/21	INR	140,000,000	$2,104,704
7.60% Sr. Unsec. Nts., 4/17/21	INR	100,000,000	1,520,589
Voya Financial, Inc., 4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[1,2]		686,000	624,830
			12,906,820
Insurance—0.8%
Allstate Corp. (The), 3.774%
[US0003M+193.5] Jr. Sub. Nts., 5/15/37[2]		678,000	669,525
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		464,000	466,529
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24		422,000	433,927
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[1]		239,000	222,018
Chubb Corp. (The), 3.972% [US0003M+225] Jr. Sub. Nts., 4/15/37[2]		678,000	679,492
Credivalores-Crediservicios SAS:
9.75% Sr. Unsec. Nts., 7/27/22[1]		745,000	765,860
9.75% Sr. Unsec. Nts., 7/27/22[13]		115,000	118,220
Genworth Holdings, Inc.:
7.625% Sr. Unsec. Nts., 9/24/21		330,000	319,275
7.70% Sr. Unsec. Nts., 6/15/20		535,000	530,987
Hartford Financial Services Group, Inc. (The), 3.964% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[1,2]		689,000	670,914
Liberty Mutual Group, Inc., 5.03% [US0003M+290.5] Jr. Sub. Nts., 3/15/37[1,2]		323,000	318,559
Lincoln National Corp.:
3.80% Sr. Unsec. Nts., 3/1/28		555,000	550,854
4.242% [US0003M+235.75] Jr. Sub. Nts., 5/17/66[2]		704,000	681,233
Manulife Financial Corp., 4.061%
[USISDA05+164.7] Sub. Nts., 2/24/32[2]		565,000	552,638
MetLife, Inc., 5.25% [US0003M+357.5]
Jr. Sub. Perpetual Bonds[2,11]		1,093,000	1,120,041
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		695,000	708,309
Power Finance Corp. Ltd.:
7.27% Sr. Unsec. Nts., 12/22/26	INR	140,000,000	2,100,222
7.50% Sr. Unsec. Nts., 8/16/21	INR	140,000,000	2,113,041
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]		712,000	725,350
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[2]		172,000	176,515
			13,923,509
Real Estate Investment Trusts (REITs)—1.1%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		925,000	918,549
3.00% Sr. Unsec. Nts., 6/15/23		782,000	755,895
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,9,14]	MXN	4,830,531	—
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27		455,000	434,090
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20		79,000	79,509
5.875% Sr. Unsec. Nts., 2/1/20		327,000	341,306
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		780,000	793,650
5.875% Sr. Unsec. Nts., 1/15/26		945,000	987,525
FelCor Lodging LP, 6.00% Sr. Unsec. Nts., 6/1/25		635,000	657,225

15        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23	$810,000	$842,173
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]	995,000	956,444
Iron Mountain, Inc.:
4.875% Sr. Unsec. Nts., 9/15/27[1]	795,000	741,337
5.25% Sr. Unsec. Nts., 3/15/28[1]	535,000	506,244
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19	405,000	406,537
5.25% Sr. Unsec. Nts., 9/15/22	800,000	776,000
6.00% Sr. Unsec. Nts., 4/1/22	1,325,000	1,331,625
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	620,000	644,800
MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27	795,000	781,326
6.375% Sr. Unsec. Nts., 3/1/24	410,000	432,558
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	1,275,000	1,297,312
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22[1]	800,000	770,000
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25[1]	805,000	786,887
5.00% Sr. Unsec. Nts., 12/15/21	760,000	777,100
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]	1,120,000	1,139,600
Uniti Group LP/Uniti Group Finance, Inc./ CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23	1,055,000	1,002,250
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	346,000	346,118
		18,506,060
Real Estate Management & Development—0.3%
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[1]	400,000	416,500
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]	805,000	805,000
Hunt Cos., Inc., 6.25% Sr. Sec. Nts., 2/15/26[1]	815,000	788,814
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]	505,000	521,413
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]	1,240,000	1,193,500
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]	1,065,000	1,082,306
		4,807,533
Thrifts & Mortgage Finance—0.3%
LIC Housing Finance Ltd., 7.45% Sr. Sec. Nts., 10/17/22 INR	70,000,000	1,053,987
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]	395,000	397,469
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]	1,075,000	1,007,812
5.75% Sr. Unsec. Nts., 5/1/25[1]	1,420,000	1,423,550
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24	665,000	651,700
		4,534,518
Health Care—2.7%
Biotechnology—0.1%
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	212,000	231,983
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	527,000	522,645
5.00% Sr. Unsec. Nts., 8/15/45	104,000	108,574
		863,202

	Principal Amount	Value
Health Care Equipment & Supplies—0.2%
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	$585,000	$574,097
3.70% Sr. Unsec. Nts., 6/6/27	692,000	668,943
Boston Scientific Corp.:
3.85% Sr. Unsec. Nts., 5/15/25	213,000	214,551
4.00% Sr. Unsec. Nts., 3/1/28	581,000	581,640
DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	480,000	483,600
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	495,000	514,800
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	180,000	174,150
		3,211,781
Health Care Providers & Services—1.5%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	830,000	844,525
6.50% Sr. Unsec. Nts., 3/1/24	250,000	261,250
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	1,250,000	1,271,875
6.125% Sr. Unsec. Nts., 2/15/24	245,000	255,584
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	1,695,000	1,569,994
6.875% Sr. Unsec. Nts., 2/1/22	630,000	367,762
7.125% Sr. Unsec. Nts., 7/15/20	295,000	241,531
8.00% Sr. Unsec. Nts., 11/15/19	1,160,000	1,049,800
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	275,000	266,489
5.125% Sr. Unsec. Nts., 7/15/24	1,435,000	1,403,609
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24	1,700,000	1,734,000
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	1,163,000	1,245,478
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	700,000	703,500
5.50% Sr. Sec. Nts., 6/15/47	650,000	629,687
5.875% Sr. Unsec. Nts., 2/15/26	275,000	280,500
7.50% Sr. Unsec. Nts., 2/15/22	2,405,000	2,648,506
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	540,000	544,050
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	557,000	549,347
LifePoint Health, Inc., 5.375% Sr. Unsec. Nts., 5/1/24	535,000	524,969
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	1,060,000	1,046,776
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	900,000	916,875
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	520,000	513,500
6.75% Sr. Unsec. Nts., 2/1/20	315,000	325,631
6.75% Sr. Unsec. Nts., 6/15/23	1,685,000	1,655,513
7.50% Sec. Nts., 1/1/22[1]	505,000	534,038
8.125% Sr. Unsec. Nts., 4/1/22	1,040,000	1,088,100
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	735,000	718,794
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	755,000	764,438
		23,956,121
Health Care Technology—0.0%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	805,000	773,424
Life Sciences Tools & Services—0.1%
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	673,000	707,552
Quintiles IMS, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	861,000	859,605

16        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Life Sciences Tools & Services (Continued)
Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	$347,000	$356,766
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	415,000	397,363
		2,321,286
Pharmaceuticals—0.8%
Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23[8]	585,000	42,412
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	1,255,000	953,800
6.00% Sr. Unsec. Nts., 2/1/25[1]	210,000	151,725
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	1,555,000	1,185,687
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	520,000	496,600
5.50% Sr. Unsec. Nts., 4/15/25[1]	1,320,000	1,031,250
5.75% Sr. Unsec. Nts., 8/1/22[1]	930,000	799,800
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	370,000	380,175
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21	485,000	456,769
Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	235,000	227,294
3.15% Sr. Unsec. Nts., 10/1/26	275,000	221,017
6.00% Sr. Unsec. Nts., 4/15/24[1]	875,000	850,459
Valeant Pharmaceuticals International, Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]	355,000	311,956
5.50% Sr. Sec. Nts., 11/1/25[1]	935,000	913,729
5.875% Sr. Unsec. Nts., 5/15/23[1]	1,025,000	913,531
6.125% Sr. Unsec. Nts., 4/15/25[1]	1,480,000	1,282,790
7.00% Sr. Sec. Nts., 3/15/24[1]	780,000	816,075
7.25% Sr. Unsec. Nts., 7/15/22[1]	670,000	672,512
7.50% Sr. Unsec. Nts., 7/15/21[1]	890,000	900,013
9.00% Sr. Unsec. Nts., 12/15/25[1]	1,220,000	1,216,950
		13,824,544
Industrials—3.9%
Aerospace & Defense—0.8%
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	535,000	546,034
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]	475,000	473,219
7.50% Sr. Unsec. Nts., 12/1/24[1]	805,000	835,188
7.50% Sr. Unsec. Nts., 3/15/25[1]	805,000	830,156
8.75% Sr. Unsec. Nts., 12/1/21[1]	1,750,000	1,927,187
DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]	590,000	561,237
5.00% Sr. Unsec. Nts., 8/1/24[1]	265,000	251,419
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	350,000	347,872
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27[1]	500,000	481,225
KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[1]	275,000	284,364
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	400,000	414,500
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	326,000	351,755
Rolls-Royce plc, 2.375% Sr. Unsec. Nts., 10/14/20[1]	537,000	528,874
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	233,000	228,679
4.30% Sr. Unsec. Nts., 3/1/24	293,000	303,256
TransDigm, Inc.:
6.375% Sr. Sub. Nts., 6/15/26	1,215,000	1,227,150

	Principal Amount	Value
Aerospace & Defense (Continued)
TransDigm, Inc.: (Continued) 6.50% Sr. Sub. Nts., 7/15/24	$535,000	$549,713
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	1,325,000	1,291,875
7.75% Sr. Unsec. Nts., 8/15/25	1,330,000	1,366,575
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[6]	170,000	169,858
		12,970,136
Air Freight & Couriers—0.1%
CEVA Group plc, 7.00% Sr. Sec. Nts., 3/1/21[1]	775,000	763,375
Airlines—0.1%
American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	830,000	839,337
Azul Investments LLP, 5.875% Sr. Unsec. Nts., 10/26/24[1]	515,000	508,563
United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	800,000	785,000
		2,132,900
Building Products—0.2%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	746,000	711,594
Jeld-Wen, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	120,000	115,500
4.875% Sr. Unsec. Nts., 12/15/27[1]	120,000	113,700
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	631,000	608,432
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	1,250,000	1,271,875
USG Corp., 4.875% Sr. Unsec. Nts., 6/1/27[1]	370,000	374,625
		3,195,726
Commercial Services & Supplies—0.7%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	490,000	493,675
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[8,10]	1,587,752	1,470,655
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[10]	775,000	805,031
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	1,065,000	990,450
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	1,230,000	1,248,450
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	1,485,000	1,459,012
5.875% Sr. Unsec. Nts., 7/1/25	310,000	301,475
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	720,000	723,600
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	786,000	786,794
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	1,200,000	1,250,940
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[8]	265,000	276,925
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[1]	125,000	123,750
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[8]	685,000	690,138
8.50% Sr. Unsec. Nts., 10/15/25[1]	665,000	646,713
		11,267,608
Construction & Engineering—0.1%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	535,000	518,282
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	510,000	578,340
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	275,000	276,031

17        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Construction & Engineering (Continued)
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	$780,000	$805,350
		2,178,003
Electrical Equipment—0.2%
Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	898,000	902,759
5.625% Sr. Unsec. Nts., 11/1/24[1]	1,190,000	1,248,013
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	760,000	798,000
		2,948,772
Industrial Conglomerates—0.1%
Carlisle Cos., Inc., 3.75% Sr. Unsec. Nts., 12/1/27	492,000	478,059
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	570,000	606,337
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	490,000	493,063
Tupras Turkiye Petrol Rafinerileri AS, 4.50% Sr. Unsec. Nts., 10/18/24[1]	510,000	487,682
		2,065,141
Machinery—0.5%
Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]	265,000	250,425
5.00% Sr. Unsec. Nts., 10/1/24[1]	500,000	496,875
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[8]	1,120,000	1,125,600
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	1,305,000	1,402,457
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	491,000	476,727
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	710,000	725,087
Ingersoll-Rand Global Holding Co. Ltd., 4.30% Sr. Unsec. Nts., 2/21/48	226,000	226,344
John Deere Capital Corp., 2.70% Sr. Unsec. Nts., 1/6/23	396,000	388,102
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]	665,000	666,663
Park-Ohio Industries, Inc., 6.625% Sr. Unsec. Nts., 4/15/27	260,000	270,400
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	222,000	221,583
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	525,000	526,313
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	1,075,000	1,109,938
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	270,000	263,925
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	374,000	358,847
		8,509,286
Marine—0.0%
Global Ship Lease, Inc., 9.875% Sr. Sec. Nts., 11/15/22[1]	270,000	271,755
Professional Services—0.2%
Brand Industrial Services, Inc., 8.50% Sr.
Unsec. Nts., 7/15/25[1]	795,000	832,763
FTI Consulting, Inc., 6.00% Sr. Unsec. Nts., 11/15/22	1,720,000	1,771,600
IHS Markit Ltd., 4.00% Sr. Unsec. Nts., 3/1/26[1]	270,000	260,550
		2,864,913

		Principal Amount	Value
Road & Rail—0.2%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]		$270,000	$270,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		765,000	733,444
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35		111,000	122,734
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]		265,000	259,038
Hertz Corp. (The):
5.875% Sr. Unsec. Nts., 10/15/20		250,000	248,125
7.375% Sr. Unsec. Nts., 1/15/21		265,000	264,006
Kazakhstan Temir Zholy National Co. JSC, 4.85% Sr. Unsec. Nts., 11/17/27[1]		215,000	214,870
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]		743,000	708,890
Rumo Luxembourg Sarl, 5.875% Sr. Unsec. Nts., 1/18/25[1]		650,000	643,094
			3,464,201
Trading Companies & Distributors—0.6%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25		282,000	269,299
3.625% Sr. Unsec. Nts., 4/1/27		403,000	384,709
Aircastle Ltd., 5.00% Sr. Unsec. Nts., 4/1/23		245,000	253,269
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]		340,000	350,200
American Tire Distributors, Inc., 10.25% Sr. Sub. Nts., 3/1/22[1]		405,000	415,631
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24		530,000	514,100
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28		738,000	700,979
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25		800,000	809,000
Herc Rentals, Inc., 7.50% Sec. Nts., 6/1/22[1]		541,000	580,223
ILFC E-Capital Trust I, 4.64% [30YR CMT +155] Jr. Sub. Nts., 12/21/65[1,2]		1,355,000	1,324,513
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]		1,435,000	1,478,050
United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25		732,000	713,700
4.875% Sr. Unsec. Nts., 1/15/28		690,000	667,575
5.875% Sr. Unsec. Nts., 9/15/26		1,235,000	1,289,031
			9,750,279
Transportation Infrastructure—0.1%
Adani Abbot Point Terminal Pty Ltd., 4.45% Sr. Sec. Nts., 12/15/22[1]		515,000	485,799
GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[1]		1,065,000	974,717
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[1]	IDR	9,160,000,000	683,640
			2,144,156
Information Technology—2.1%
Communications Equipment—0.3%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]		570,000	595,935
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]		505,000	536,209
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22		920,000	940,700
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28		708,000	713,563
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]		730,000	725,474

18        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Communications Equipment (Continued)
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	$295,000	$281,356
ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]	265,000	256,467
		4,049,704
Electronic Equipment, Instruments, & Components—0.2%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	644,000	624,043
CDW LLC/CDW Finance Corp.:
5.00% Sr. Unsec. Nts., 9/1/23	485,000	492,930
5.50% Sr. Unsec. Nts., 12/1/24	147,000	154,027
Itron, Inc., 5.00% Sr. Unsec. Nts., 1/15/26[1]	200,000	197,560
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	702,000	703,052
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]	800,000	798,000
		2,969,612
Internet Software & Services—0.2%
j2 Cloud Services LLC/j2 Global Co.- Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	790,000	812,712
Match Group, Inc., 5.00% Sr. Unsec. Nts., 12/15/27[1]	535,000	528,312
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	1,395,000	1,381,050
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	1,083,000	1,042,388
5.25% Sr. Unsec. Nts., 4/1/25	268,000	273,360
		4,037,822
IT Services—0.7%
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]	530,000	518,075
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	425,000	410,626
Conduent Finance, Inc./Conduent
Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[1]	1,280,000	1,505,600
DXC Technology Co., 4.75% Sr. Unsec. Nts., 4/15/27	695,000	721,843
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	1,075,000	1,093,813
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	795,000	807,919
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	626,000	626,367
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	455,000	456,706
5.75% Sec. Nts., 1/15/24[1]	910,000	919,100
7.00% Sr. Unsec. Nts., 12/1/23[1]	1,465,000	1,543,744
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	780,000	781,950
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[8]	905,000	918,575
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	1,430,000	1,451,879
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	506,000	505,564
		12,261,761
Semiconductors & Semiconductor Equipment—0.1%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47[1]	254,000	247,514
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	1,350,000	1,377,405
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	250,000	259,375
		1,884,294

		Principal Amount	Value
Software—0.4%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25		$275,000	$282,961
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		1,355,000	1,360,081
Dell International LLC/EMC Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[1]		215,000	220,644
7.125% Sr. Unsec. Nts., 6/15/24[1]		745,000	796,009
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]		595,000	596,487
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]		401,000	417,541
Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]		495,000	500,312
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]		625,000	681,641
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]		1,155,000	1,160,775
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20		281,000	273,421
3.90% Sr. Unsec. Nts., 8/21/27		462,000	437,896
			6,727,768
Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45		535,000	564,889
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]		920,000	938,400
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23		520,000	540,800
NetApp, Inc., 2.00% Sr. Unsec. Nts., 9/27/19		418,000	411,639
			2,455,728
Materials—4.0%
Chemicals—1.2%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		378,000	367,325
4.125% Sr. Unsec. Nts., 3/15/35		167,000	163,170
Ashland LLC, 6.875% Sr. Unsec. Nts., 5/15/43		295,000	320,075
CF Industries, Inc.:
4.50% Sr. Sec. Nts., 12/1/26[1]		875,000	888,914
4.95% Sr. Unsec. Nts., 6/1/43		535,000	468,794
5.15% Sr. Unsec. Nts., 3/15/34		335,000	320,344
Chemours Co. (The):
5.375% Sr. Unsec. Nts., 5/15/27		290,000	291,450
6.625% Sr. Unsec. Nts., 5/15/23		450,000	474,187
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]		185,000	197,663
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20		1,850,000	1,734,375
10.375% Sr. Sec. Nts., 2/1/22[1]		825,000	802,312
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]		965,000	939,669
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]		510,000	522,342
Kraton Polymers LLC/Kraton Polymers Capital Corp.:
7.00% Sr. Unsec. Nts., 4/15/25[1]		260,000	270,400
10.50% Sr. Unsec. Nts., 4/15/23[1]		190,000	211,850
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]		260,000	249,925
5.25% Sr. Unsec. Nts., 8/1/23[1]		340,000	343,400
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30		240,000	230,100
5.125% Sr. Unsec. Nts., 9/15/27		300,000	296,625
ONGC Videsh Ltd., 2.75% Sr. Unsec. Nts., 7/15/21	EUR	1,240,000	1,620,976
Petkim Petrokimya Holding AS, 5.875% Sr. Unsec. Nts., 1/26/23[1]		880,000	864,015

19        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
Platform Specialty Products Corp.:
5.875% Sr. Unsec. Nts., 12/1/25[1]	$690,000	$675,338
6.50% Sr. Unsec. Nts., 2/1/22[1]	520,000	529,750
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	806,000	830,180
PQ Corp., 5.75% Sr. Unsec. Nts., 12/15/25[1]	270,000	267,975
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]	980,000	1,038,800
RPM International, Inc.:
3.75% Sr. Unsec. Nts., 3/15/27	234,000	228,246
4.25% Sr. Unsec. Nts., 1/15/48	223,000	211,310
Sherwin-Williams Co. (The):
3.45% Sr. Unsec. Nts., 6/1/27	110,000	105,341
3.95% Sr. Unsec. Nts., 1/15/26	418,000	425,428
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]	535,000	521,625
Tronox, Inc., 6.50% Sr. Unsec. Nts., 4/15/26[1,5]	550,000	551,375
Valvoline, Inc., 4.375% Sr. Unsec. Nts., 8/15/25	480,000	466,800
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]	790,000	791,975
Yingde Gases Investment Ltd., 6.25% Sr. Unsec. Nts., 1/19/23[1]	1,680,000	1,656,509
		19,878,563
Construction Materials—0.3%
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]	1,045,000	1,001,633
James Hardie International Finance DAC:
4.75% Sr. Unsec. Nts., 1/15/25[1]	678,000	667,830
5.00% Sr. Unsec. Nts., 1/15/28[1]	125,000	121,875
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	209,000	199,535
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]	475,000	491,031
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]	260,000	252,850
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	745,000	776,663
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	687,000	676,832
		4,188,249
Containers & Packaging—0.8%
ARD Securities Finance Sarl, 8.75% Sr. Sec. Nts., 1/31/23[1,10]	815,000	855,750
BWAY Holding Co., 7.25% Sr. Unsec. Nts., 4/15/25[1]	270,000	276,075
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]	1,140,000	1,148,550
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	880,000	875,600
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75% Sr. Unsec. Nts., 2/1/26[1]	270,000	261,900
Graphic Packaging International LLC, 4.125% Sr. Unsec. Nts., 8/15/24	325,000	320,937
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	366,000	368,641
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[1]	1,050,000	1,011,937
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	535,000	510,925
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	500,000	506,725

	Principal Amount	Value
Containers & Packaging (Continued)
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	$690,000	$720,655
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	800,000	802,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	745,000	753,158
7.00% Sr. Unsec. Nts., 7/15/24[1]	1,310,000	1,373,863
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	585,000	593,044
5.125% Sr. Unsec. Nts., 12/1/24[1]	785,000	802,584
6.875% Sr. Unsec. Nts., 7/15/33[1]	270,000	301,050
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	755,000	736,125
WestRock Co., 4.00% Sr. Unsec. Nts., 3/15/28[1]	459,000	459,888
		12,679,407
Metals & Mining—1.5%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	1,070,000	1,088,137
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	1,210,000	1,146,475
7.00% Sr. Unsec. Nts., 3/15/27	405,000	397,912
Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]	245,000	263,375
7.00% Sr. Unsec. Nts., 9/30/26[1]	240,000	259,800
Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20	947,000	937,530
9.50% Sr. Sec. Nts., 4/1/21[1]	515,000	537,531
Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	530,000	578,362
Anglo American Capital plc, 3.625% Sr. Unsec. Nts., 9/11/24[1]	224,000	215,944
ArcelorMittal:
6.125% Sr. Unsec. Nts., 6/1/25	805,000	879,462
7.00% Sr. Unsec. Nts., 3/1/41	295,000	344,412
7.25% Sr. Unsec. Nts., 10/15/39	475,000	564,062
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	785,000	784,019
Constellium NV, 6.625% Sr. Unsec. Nts., 3/1/25[1]	510,000	517,650
CSN Resources SA:
6.50% Sr. Unsec. Nts., 7/21/20[1]	128,000	124,762
7.625% Sr. Unsec. Nts., 2/13/23[1]	865,000	812,019
Eldorado Gold Corp., 6.125% Sr. Unsec. Nts., 12/15/20[1]	870,000	828,675
Ferroglobe plc/Globe Specialty Metals, Inc., 9.375% Sr. Unsec. Nts., 3/1/22[1]	750,000	781,875
First Quantum Minerals Ltd.:
6.50% Sr. Unsec. Nts., 3/1/24[1]	275,000	261,250
6.875% Sr. Unsec. Nts., 3/1/26[1]	275,000	261,937
7.25% Sr. Unsec. Nts., 4/1/23[1]	780,000	770,250
Freeport-McMoRan, Inc.:
3.10% Sr. Unsec. Nts., 3/15/20	340,000	337,467
4.55% Sr. Unsec. Nts., 11/14/24	530,000	523,375
5.40% Sr. Unsec. Nts., 11/14/34	780,000	745,126
5.45% Sr. Unsec. Nts., 3/15/43	350,000	323,645
Glencore Funding LLC, 3.125% Sr. Unsec. Nts., 4/29/19[1]	533,000	533,560
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	250,000	279,073
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	505,000	535,931
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19	1,025,000	1,032,052
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27[1]	450,000	441,810

20        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Metals & Mining (Continued)
Metalloinvest Finance DAC, 5.625%
Unsec. Nts., 4/17/20[1]	$230,000	$238,274
Metinvest BV, 9.373% Sr. Sec. Nts., 12/31/21[10]	510,652	536,859
Mountain Province Diamonds, Inc., 8.00% Sec. Nts., 12/15/22[1]	335,000	335,837
Northwest Acquisitions ULC/Dominion
Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	715,000	731,088
Polyus Finance plc, 4.70% Sr. Unsec.
Nts., 1/29/24[1]	1,026,000	1,013,172
Southern Copper Corp., 7.50% Sr.
Unsec. Nts., 7/27/35	975,000	1,264,741
SunCoke Energy Partners LP/SunCoke
Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	330,000	341,550
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	1,225,000	1,151,500
6.125% Sr. Unsec. Nts., 10/1/35	525,000	559,125
United States Steel Corp., 6.875% Sr.
Unsec. Nts., 8/15/25	530,000	547,225
Vedanta Resources plc, 6.375% Sr.
Unsec. Nts., 7/30/22[1]	535,000	546,235
Zekelman Industries, Inc., 9.875% Sr.
Sec. Nts., 6/15/23[8]	535,000	589,838
		24,962,922
Paper & Forest Products—0.2%
Clearwater Paper Corp., 5.375% Sr.
Unsec. Nts., 2/1/25[1]	1,075,000	1,026,625
Georgia-Pacific LLC, 3.734% Sr. Unsec.
Nts., 7/15/23[1]	171,000	174,407
Louisiana-Pacific Corp., 4.875% Sr.
Unsec. Nts., 9/15/24	788,000	791,940
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26[1]	250,000	248,750
6.50% Sr. Unsec. Nts., 2/1/24	335,000	351,750
7.75% Sr. Unsec. Nts., 12/1/22	124,000	131,905
Suzano Austria GmbH, 5.75% Sr. Unsec.
Nts., 7/14/26[1]	1,120,000	1,178,912
		3,904,289
Telecommunication Services—2.3%
Diversified Telecommunication Services—1.4%
AT&T, Inc.:
3.40% Sr. Unsec. Nts., 8/14/24	380,000	382,270
4.35% Sr. Unsec. Nts., 6/15/45	763,000	698,736
5.15% Sr. Unsec. Nts., 2/14/50	283,000	286,468
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	745,000	759,900
British Telecommunications plc, 9.125%
Sr. Unsec. Nts., 12/15/30	748,000	1,094,449
CB Escrow Corp., 8.00% Sr. Unsec. Nts., 10/15/25[1]	265,000	248,106
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	785,000	712,387
6.15% Sr. Unsec. Nts., Series Q, 9/15/19	340,000	350,200
6.45% Sr. Unsec. Nts., Series S, 6/15/21	1,200,000	1,230,000
7.50% Sr. Unsec. Nts., Series Y, 4/1/24	1,375,000	1,388,750
Cincinnati Bell Telephone Co. LLC, 6.30% Sr. Unsec. Nts., 12/1/28	520,000	507,000
Frontier Communications Corp.:
8.50% Sec. Nts., 4/1/26[1]	825,000	802,312
8.75% Sr. Unsec. Nts., 4/15/22	590,000	460,200
10.50% Sr. Unsec. Nts., 9/15/22	1,865,000	1,569,080
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	255,000	207,187
7.25% Sr. Unsec. Nts., 10/15/20	640,000	595,200
Intelsat Luxembourg SA, 7.75% Sr.
Unsec. Nts., 6/1/21	565,000	313,575

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	$1,195,000	$1,129,275
5.625% Sr. Unsec. Nts., 2/1/23	490,000	491,691
Qwest Capital Funding, Inc., 7.75% Sr.
Unsec. Nts., 2/15/31	260,000	235,300
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	785,000	746,431
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	577,000	577,241
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	289,000	367,196
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	780,000	778,050
4.50% Sr. Unsec. Nts., 2/1/26	245,000	235,506
4.75% Sr. Unsec. Nts., 2/1/28	250,000	240,625
5.125% Sr. Unsec. Nts., 4/15/25	780,000	785,850
5.375% Sr. Unsec. Nts., 4/15/27	390,000	394,875
6.00% Sr. Unsec. Nts., 4/15/24	985,000	1,028,439
6.50% Sr. Unsec. Nts., 1/15/26	825,000	878,625
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	394,000	355,374
5.15% Sr. Unsec. Nts., 9/15/23	215,000	232,153
Windstream Services LLC/Windstream
Finance Corp.:
8.625% Sr. Sec. Nts., 10/31/25	772,000	717,960
8.75% Sr. Unsec. Nts., 12/15/24	373,000	222,868
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	265,000	259,369
6.00% Sr. Unsec. Nts., 4/1/23	1,345,000	1,388,713
		22,671,361
Wireless Telecommunication Services—0.9%
C&W Senior Financing DAC, 6.875% Sr. Unsec. Nts., 9/15/27[1]	600,000	600,000
Digicel Group Ltd., 8.25% Sr. Unsec.
Nts., 9/30/20[1]	425,000	367,625
Drawbridge Special Opportunities Fund
LP/Drawbridge Special Opportunities
Finance Corp., 5.00% Sr. Unsec. Nts., 8/1/21[1]	1,595,000	1,618,239
Sprint Capital Corp., 6.875% Sr. Unsec.
Nts., 11/15/28	1,192,158	1,116,158
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	2,255,000	2,218,356
7.00% Sr. Unsec. Nts., 3/1/20[1]	850,000	894,625
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	2,505,000	2,448,638
7.625% Sr. Unsec. Nts., 3/1/26	830,000	812,363
7.875% Sr. Unsec. Nts., 9/15/23	2,075,000	2,124,281
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[8]	1,040,000	1,068,600
VEON Holdings BV, 4.95% Sr. Unsec.
Nts., 6/16/24[1]	975,000	962,198
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26	805,000	688,066
		14,919,149
Utilities—1.9%
Electric Utilities—0.9%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	395,000	402,837
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]	450,000	453,938
Cleco Corporate Holdings LLC, 3.743%
Sr. Sec. Nts., 5/1/26	410,000	390,692
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	456,000	429,790
3.75% Sr. Unsec. Nts., 9/1/46	408,000	370,767
Edison International, 2.95% Sr. Unsec.
Nts., 3/15/23	539,000	524,543

21        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	$631,000	$622,121
Enel Finance International NV, 3.625%
Sr. Unsec. Nts., 5/25/27[1]	462,000	440,562
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	263,000	271,642
Eskom Holdings SOC Ltd., 6.75% Sr.
Unsec. Nts., 8/6/23[1]	3,595,000	3,646,355
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	431,000	421,465
4.45% Sr. Unsec. Nts., 4/15/46	240,000	245,358
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	230,000	244,675
Intelsat Jackson Holdings SA:
8.00% Sr. Sec. Nts., 2/15/24[1]	615,000	648,056
9.75% Sr. Unsec. Nts., 7/15/25[1]	790,000	739,638
ITC Holdings Corp., 5.30% Sr. Unsec.
Nts., 7/1/43	210,000	237,971
NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[2]	665,000	643,137
NextEra Energy Operating Partners LP:
4.25% Sr. Unsec. Nts., 9/15/24[1]	342,000	332,595
4.50% Sr. Unsec. Nts., 9/15/27[1]	265,000	250,756
PPL Capital Funding, Inc., 4.967%
[US0003M+266.5] Jr. Sub. Nts., 3/30/67[2]	352,000	351,560
PPL WEM Ltd./Western Power
Distribution Ltd., 5.375% Sr. Unsec.
Unsub. Nts., 5/1/21[1]	828,000	868,454
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	523,000	526,296
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]	365,000	366,369
Southern California Edison Co., 6.25%
[US0003M+419.9] Jr. Sub. Perpetual
Bonds[2,11]	612,000	651,780
Southern Co. Gas Capital Corp., 4.40%
Sr. Unsec. Nts., 5/30/47	300,000	304,687
Southern Power Co., 1.95% Sr. Unsec.
Nts., 12/15/19	829,000	814,746
		15,200,790
Gas Utilities—0.1%
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	350,000	336,875
6.75% Sr. Unsec. Nts., 6/15/23	690,000	631,350
Suburban Propane Partners LP/Suburban
Energy Finance Corp., 5.875% Sr. Unsec.
Nts., 3/1/27	645,000	614,363
		1,582,588
Independent Power and Renewable Electricity Producers—0.5%
AES Andres BV/Dominican Power
Partners/Empresa Generadora de
Electricidad Itabo SA, 7.95% Sr. Unsec.
Nts., 5/11/26[1]	540,000	579,236
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21	275,000	276,719
6.00% Sr. Unsec. Nts., 5/15/26	540,000	571,050
Azure Power Energy Ltd., 5.50% Sr. Sec.
Nts., 11/3/22[1]	420,000	411,495
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	1,090,000	1,055,937
5.75% Sr. Unsec. Nts., 1/15/25	1,325,000	1,215,687
Dynegy, Inc.:
8.00% Sr. Unsec. Nts., 1/15/25[1]	770,000	841,225
8.125% Sr. Unsec. Nts., 1/30/26[1]	600,000	664,500

	Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
Miran Mid-Atlantic Trust, 10.06% Sec.
Pass-Through Certificates, Series C, 12/30/28	$492,019	$494,479
NRG Energy, Inc.:
5.75% Sr. Unsec. Nts., 1/15/28[1]	330,000	323,400
6.625% Sr. Unsec. Nts., 1/15/27	665,000	683,288
7.25% Sr. Unsec. Nts., 5/15/26	990,000	1,054,350
Talen Energy Supply LLC, 4.60% Sr.
Unsec. Nts., 12/15/21	535,000	465,450
		8,636,816
Multi-Utilities—0.3%
AssuredPartners, Inc., 7.00% Sr. Unsec.
Nts., 8/15/25[1]	330,000	326,700
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	468,000	467,734
Dominion Energy, Inc., 4.90% Sr. Unsec.
Nts., 8/1/41	322,000	346,932
InterGen NV, 7.00% Sr. Sec. Nts., 6/30/23[1]	1,055,000	1,057,638
KazTransGas JSC, 4.375% Sr. Unsec.
Nts., 9/26/27[1]	1,255,000	1,208,288
NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	395,000	390,556
7.768% Sr. Unsec. Nts., 12/15/37[1]	650,000	789,750
NiSource, Inc., 6.80% Sr. Unsec. Nts., 1/15/19	130,000	133,960
Virginia Electric & Power Co., 2.95% Sr.
Unsec. Nts., 1/15/22	626,000	621,749
WEC Energy Group, Inc., 3.951%
[US0003M+211.25] Jr. Sub. Nts., 5/15/67[2]	22,000	21,560
		5,364,867
Water Utilities—0.1%
Aegea Finance Sarl, 5.75% Sr. Unsec.
Nts., 10/10/24[1]	625,000	621,875
Total Corporate Bonds and Notes (Cost $707,956,683)		695,693,887

	Shares
Preferred Stocks—1.2%
Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	12,600	327,096
American Homes 4 Rent, 6.35% Cum., Non- Vtg.	4,200	104,202
American Homes 4 Rent, 6.50% Cum. Cv., Series D, Non-Vtg.	13,000	325,130
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][2]	61,700	1,677,623
Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.	3,900	105,807
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	25,600	673,024
eBay, Inc., 6.00% Cv.	25,700	676,938
Fifth Third Bancorp, 6.625% Non-Cum., Non- Vtg. [US0003M+371][2]	21,900	638,385
First Republic Bank, 7.00% Non-Cum.	24,200	634,040
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][2]	38,850	1,009,323
Goldman Sachs Group, Inc. (The), 6.30% Non- Cum., Series N, Non-Vtg.	49,575	1,329,601
Huntington Bancshares, Inc., 6.25% Non- Cum., Non-Vtg.	24,925	679,206
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][2]	53,125	1,499,187
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][2]	35,475	925,543
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][2]	49,650	1,346,508
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	13,150	351,762

22        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Shares	Value
Preferred Stocks (Continued)
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][2]	49,500	$1,389,465
Prudential Financial, Inc., 5.75% Jr. Sub.	10,125	254,947
Qwest Corp., 7.00% Sr. Unsec.	30,500	729,560
Senior Housing Properties Trust, 5.625% Sr. Unsec.	13,925	347,290
Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	6,375	164,411
State Street Corp., 6.00% Non-Cum., Non-Vtg.	38,875	1,022,413
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][2]	57,900	1,617,147
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	26,825	669,016
Wells Fargo & Co., 6.625% Non-Cum Non- Vtg. [US0003M+369][2]	26,450	738,749
Total Preferred Stocks (Cost $19,386,887)		19,236,373
Common Stocks—0.1%
Arco Capital Corp. Ltd.[1,9,12,15]	690,638	—
Carrizo Oil & Gas, Inc.[15]	8,873	141,968
Enterprise Products Partners LP17	6,796	166,366
JSC Astana Finance, GDR[8,9,15]	446,838	—
Kinross Gold Corp.[15]	52,267	206,455
Parsley Energy, Inc., Cl. A15	8,264	239,573
Premier Holdings Ltd.[9,15]	18,514	—
Quicksilver Resources, Inc.[9,15]	4,151,000	78,263
Sabine Oil[15]	822	40,072
Targa Resources Corp.	2,631	115,764
Valeant Pharmaceuticals International, Inc.[15]	13,465	214,363
WPX Energy, Inc.[15]	12,055	178,173
Total Common Stocks (Cost $5,841,619)		1,380,997

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[9,15]	8,584	131,893

		Units	Value
Rights, Warrants and Certificates (Continued)
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[15]		2,611	$16,971
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[15]		465	2,558
Total Rights, Warrants and Certificates (Cost $420,786)			151,422

	Principal Amount
Structured Securities—0.3%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[1,16]		1,017,404	463,177
3.054%, 4/30/25[1,16]		1,296,330	590,158
3.098%, 4/30/25[1,16]		1,119,173	509,507
3.131%, 4/30/25[1,16]		1,000,400	455,435
3.179%, 4/30/25[1,16]		1,245,578	567,054
3.231%, 4/30/25[1,16]		1,421,639	647,206
3.265%, 4/30/25[1,16]		1,135,723	517,042
3.346%, 4/30/25[1,16]		1,067,531	485,997
LB Peru Trust II Certificates, Series 1998- A, 3.796%, 2/28/16[7,9,16]		2,994	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34	RUB	28,071,800	219,837
Total Structured Securities (Cost $8,631,731)			4,455,413
Short-Term Notes—1.2%
Arab Republic of Egypt Treasury Bills:
16.013%, 3/5/19[16]	EGP	50,000,000	2,459,569
18.37%, 8/14/18[16]	EGP	80,500,000	4,288,983
Argentine Republic Treasury Bills, 25.008%, 4/18/18[16]	ARS	270,000,000	13,284,824
Total Short-Term Notes (Cost $20,366,039)			20,033,376

		Shares
Investment Companies—23.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[18,19]		74,035,489	74,035,489
Oppenheimer Master Event-Linked Bond Fund, LLC[19]		2,140,983	32,945,587
Oppenheimer Master Loan Fund, LLC[19]		13,622,237	232,989,731
Oppenheimer Ultra-Short Duration Fund, Cl. Y19		10,060,020	50,199,500
Total Investment Companies (Cost $391,704,515)			390,170,307

				Expiration			National Amount
	Counterparty		Exercise Price	Date		Contracts	(000’s)	Value
Over-the-Counter Options Purchased—0.1%
BRL Currency Call[15]	JPM	BRL	3.197	5/3/18	BRL	83,109,000	BRL 319,650	$54,021
CAD Currency Call[15]	TDB	CAD	1.268	6/11/18	CAD	28,530,000	CAD 190,200	163,962
IDR Currency Call[15]	GSCO-OT	IDR	13500.000	2/1/19	IDR	351,000,000,000	IDR 2,704,725,000	351,000
INR Currency Call[15]	GSCO-OT	INR	64.800	7/3/18	INR	915,500,000	INR 6,480,000	64,085
JPY Currency Put[15]	GSCO-OT	JPY	108.610	3/21/19	JPY	3,041,000,000	JPY 21,722,000	413,576
KRW Currency Call[15]	GSCO-OT	KRW	1008.300	3/4/19	KRW	21,333,000,000	KRW 151,245,000	341,328
MXN Currency Call[15]	GSCO-OT	MXN	18.100	2/15/19	MXN	470,600,000	MXN 3,991,050	640,486
SX5E Index Put[15]	JPM	EUR	3407.650	6/15/18	EUR	32,437 000	EUR 33,599	—
Total Over-the-Counter Options Purchased (Cost $2,821,509)								2,028,458

		Pay / Receive			Expiration
	Counterparty	Floating Rate	Floating Rate	Fixed Rate	Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap			Three-Month USD
Maturing 2/23/53 Call[15]	BAC	Receive	BBA LIBOR	3.030%	2/21/23	USD	26,000	2,321,064
Interest Rate Swap			Six-Month EUR
Maturing 6/29/48 Call[15]	BAC	Receive	EURIBOR	1.500	6/27/18	EUR	5,250	117,058
Interest Rate Swap			Three-Month USD
Maturing 2/26/25 Call[15]	JPM	Pay	BBA LIBOR	2.501	2/24/20	USD	70,630	840,556
Interest Rate Swap			Three-Month USD
Maturing 3/18/21 Call[15]	BOA	Pay	BBA LIBOR	2.860	3/14/19	USD	97,480	539,948

23        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Pay / Receive			Expiration
	Counterparty	Floating Rate	Floating Rate	Fixed Rate	Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap			Three-Month USD
Maturing 3/2/25 Call[15]	JPM	Pay	BBA LIBOR	2.490%	2/27/20	USD	35,260	$436,098
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $4,312,486)								4,254,724
Total Investments, at Value (Cost $1,801,194,536)							108.2%	1,788,109,801
Net Other Assets (Liabilities)							(8.2)	(135,091,556)
Net Assets							100.0%	$1,653,018,245

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $447,850,677 or 27.09% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline.

Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,587,787 or 0.22% of the

Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. Restricted security. The aggregate value of restricted securities at period end was $9,833,432, which represents 0.59% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/8/10 – 11/10/17	$1,424,062	$1,470,655	$46,593
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25	2/2/17	1,021,675	1,032,750	11,075
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22	4/14/14 – 3/1/17	1,109,244	1,125,600	16,356
Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23	4/13/15	585,000	42,412	(542,588)
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26	5/2/17	254,761	250,000	(4,761)
Diamond Resorts International, Inc., 10.75% Sr. Unsec. Nts., 9/1/24	1/13/17	590,000	643,837	53,837
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20	1/27/14 – 3/2/17	909,812	918,575	8,763
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	528,837	30,513	(498,324)
JSC Astana Finance, GDR	6/5/15	—	—	—
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14	490,744	490,437	(307)
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23	1/22/16 – 3/1/17	1,117,681	1,203,152	85,471
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25	8/9/17	265,000	276,925	11,925
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22	4/21/17	1,034,863	1,068,600	33,737
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22	10/30/14 – 11/3/14	673,518	690,138	16,620
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	577,680	589,838	12,158

		$10,582,877	$9,833,432	$(749,445)

9. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

10. Interest or dividend is paid-in-kind, when applicable.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. Security received as the result of issuer reorganization.

13. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

14. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

15. Non-income producing security.

16. Zero coupon bond reflects effective yield on the original acquisition date.

17. Security is a Master Limited Partnership.

18. Rate shown is the 7-day yield at period end.

19. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2017	Additions	Reductions	March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	41,765,253	218,658,017	186,387,781	74,035,489
Oppenheimer Master Event-Linked Bond Fund, LLC	2,520,983	—	380,000	2,140,983

24        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Shares	Gross	Gross	Shares
	December 31, 2017	Additions	Reductions	March 31, 2018
Oppenheimer Master Loan Fund, LLC	14,397,097	—	774,860	13,622,237
Oppenheimer Ultra-Short Duration Fund, Cl. Y	27,024,582	75,439	17,040,001	10,060,020

			Realized	Change in Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$74,035,489	$152,298	$—	$—
Oppenheimer Master Event-Linked Bond Fund, LLC	32,945,587	621,617[a]	(30,179)[a]	(211,444)[a]
Oppenheimer Master Loan Fund, LLC	232,989,731	3,109,834[b]	472,635[b]	51,638[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	50,199,500	384,172	(170,400)	(200,288)

Total	$390,170,307	$4,267,921	$272,056	$(360,094)

      a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

      b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows: Geographic Holdings	Value	Percent
United States	$1,287,678,863	72.0%
India	47,108,694	2.6
Argentina	40,577,380	2.3
Brazil	39,647,969	2.2
Indonesia	34,442,146	1.9
South Africa	28,780,683	1.6
Russia	27,235,282	1.5
Canada	22,462,898	1.3
United Kingdom	16,408,469	0.9
Mexico	14,148,989	0.8
Peru	13,883,367	0.8
Turkey	13,313,098	0.8
Ukraine	12,535,578	0.7
Egypt	12,256,300	0.7
Colombia	11,691,905	0.7
Netherlands	10,949,973	0.6
Luxembourg	9,720,345	0.6
Chile	8,634,933	0.5
Portugal	7,599,018	0.4
Greece	7,206,972	0.4
Kazakhstan	6,159,795	0.4
Switzerland	6,151,229	0.4
Poland	5,902,705	0.3
Italy	5,725,779	0.3
Ivory Coast	5,385,513	0.3
Australia	5,275,994	0.3
Sri Lanka	4,723,195	0.3
France	4,629,491	0.3
Thailand	4,510,862	0.3
China	4,159,771	0.2
Ireland	4,005,755	0.2
Nigeria	3,914,123	0.2
Ecuador	3,768,209	0.2
Dominican Republic	3,714,599	0.2
Hungary	3,579,130	0.2
Malaysia	3,525,191	0.2
Spain	3,509,134	0.2
Uruguay	3,425,724	0.2
Germany	2,535,840	0.1
Israel	2,474,863	0.1
Bermuda	2,281,054	0.1
New Zealand	2,127,020	0.1
United Arab Emirates	2,092,165	0.1
Senegal	2,038,350	0.1
Singapore	2,017,595	0.1
Serbia	2,003,475	0.1
Jamaica	1,986,812	0.1
Croatia	1,923,073	0.1
Mongolia	1,879,898	0.1
Gabon	1,856,279	0.1
Belgium	1,847,806	0.1
Romania	1,686,764	0.1
Iraq	1,606,360	0.1
Hong Kong	1,275,032	0.1

25        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Cayman Islands	$1,215,666	0.1%
Honduras	1,051,346	0.1
Morocco	1,046,776	0.1
Bahamas	1,042,275	0.1
Panama	661,288	0.0
Belarus	546,831	0.0
Mauritius	536,209	0.0
Zambia	523,187	0.0
Japan	413,576	0.0
Guernsey	368,214	0.0
South Korea	341,328	0.0
Macau	264,600	0.0
Eurozone	117,058	0.0

Total	$1,788,109,801	100.0%

Forward Currency Exchange Contracts as of March 31, 2018
						Unrealized	Unrealized
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Appreciation	Depreciation
BAC	06/2018	CLP	4,519,000	USD	7,417	$64,622	$—
BAC	06/2018	COP	20,899,000	USD	7,318	141,990	—
BAC	04/2018	IDR	122,856,000	USD	8,804	136,273	—
BAC	06/2018	USD	7,253	COP	20,715,000	—	140,740
BAC	06/2018	USD	2,497	HUF	625,000	22,530	—
BAC	04/2018	USD	17,354	IDR	242,675,000	—	305,241
BAC	06/2018	USD	4,127	THB	128,400	10,177	—
BAC	06/2018	USD	25,029	ZAR	298,660	70,107	—
BNP	06/2018	ARS	80,800	USD	4,127	—	276,661
BOA	04/2018 - 05/2018	BRL	151,910	USD	45,706	306,767	28,001
BOA	06/2018	IDR	188,087,000	USD	13,539	80,688	—
BOA	06/2018	RUB	164,300	USD	2,893	—	46,713
BOA	04/2018 - 05/2018	USD	53,902	BRL	179,380	—	382,873
BOA	06/2018	USD	16,825	IDR	233,727,000	—	100,267
BOA	06/2018	USD	31,397	INR	2,067,000	—	84,592
BOA	06/2018	USD	5,914	PLN	20,080	39,113	—
CITNA-B	10/2018	UAH	87,000	USD	3,039	2,491	—
CITNA-B	06/2018	USD	15,715	CLP	9,459,000	55,076	—
CITNA-B	06/2018	USD	7,268	COP	20,892,000	—	189,022
CITNA-B	06/2018	USD	8,462	PEN	27,630	—	80,986
CITNA-B	06/2018	USD	8,245	TRY	32,790	125,816	—
DEU	08/2018	EUR	1,015	USD	1,267	—	3,316
DEU	08/2018	USD	2,822	EUR	2,260	8,003	—
GSCO-OT	08/2018	EUR	595	USD	746	—	5,007
GSCO-OT	03/2019	JPY	1,353,000	USD	13,096	—	30,836
GSCO-OT	04/2018	USD	9,380	KRW	10,136,000	—	143,529
GSCO-OT	06/2018	USD	3,263	MYR	12,770	—	41,197
HSBC	08/2018	USD	2,188	EUR	1,745	15,571	—
JPM	04/2018	BRL	113,330	USD	34,359	152,206	183,483
JPM	04/2018	IDR	119,819,000	USD	8,666	52,794	—
JPM	06/2018 -06/2018	RUB	899,400	USD	15,684	—	118,127
JPM	10/2018	UAH	43,450	USD	1,521	—	1,412
JPM	04/2018	USD	34,604	BRL	113,330	355,376	78,619
JPM	06/2018	USD	6,715	IDR	93,131,000	—	29,320
JPM	06/2018	USD	9,070	INR	599,000	—	52,910
JPM	06/2018	USD	3,610	MXN	68,000	—	85,044
JPM	06/2018 -06/2018	USD	31,299	RUB	1,797,500	197,822	—
TDB	08/2018	USD	26,494	EUR	21,270	51,428	36,540

Total Unrealized Appreciation and Depreciation						$1,888,850	$2,444,436

Futures Contracts as of March 31, 2018
					Notional		Unrealized
			Number of		Amount		Appreciation/
Description	Buy/Sell	Expiration Date	Contracts		(000’s)	Value	(Depreciation)
Euro-OAT	Sell	6/07/18	69	EUR	12,868	$13,124,853	$(256,483)
United States Treasury Long Bonds	Buy	6/20/18	65	USD	9,419	9,530,625	111,206
United States Treasury Long Bonds	Sell	6/20/18	41	USD	5,877	6,011,625	(134,894)
United States Treasury Nts., 10 yr.	Sell	6/20/18	316	USD	38,008	38,280,437	(272,377)
United States Treasury Nts., 10 yr.	Buy	6/20/18	146	USD	17,496	17,686,531	190,057
United States Treasury Nts., 2 yr.	Buy	6/29/18	131	USD	27,832	27,851,828	19,574
United States Treasury Nts., 2 yr.	Sell	6/29/18	670	USD	142,388	142,448,282	(60,439)

26        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Futures Contracts (Continued)
					Notional		Unrealized
			Number of		Amount		Appreciation/
Description	Buy/Sell	Expiration Date	Contracts		(000’s)	Value	(Depreciation)
United States Treasury Nts., 5 yr.	Buy	6/29/18	26	USD	2,966	$2,975,984	$9,506
United States Ultra Bonds	Buy	6/20/18	216	USD	33,560	34,661,250	1,101,571

							$707,721

Over-the-Counter Options Written at March 31, 2018
							Notional
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Amount (000’s)	Premiums Received	Value
BRL Currency Put	CITNA-B	BRL	3.315	8/30/18	BRL	(93,450,000)	BRL 331,450	$919,134	$(1,019,446)
BRL Currency Call	CITNA-B	BRL	3.246	8/30/18	BRL	(45,750,000)	BRL 162,300	323,957	(250,298)
BRL Currency Call	GSCO-OT	BRL	3.256	2/22/19	BRL	(30,352,750)	BRL 214,863	325,634	(276,240)
BRL Currency Put	GSCO-OT	BRL	3.373	2/22/19	BRL	(63,363,624)	BRL 448,543	1,006,697	(980,679)
BRL Currency Call	JPM	BRL	3.066	5/3/18	BRL	(79,716,000)	BRL 306,600	111,514	(6,457)
BRL Currency Call	JPM	BRL	3.200	6/15/18	BRL	(36,000,000)	BRL 120,000	92,700	(71,136)
BRL Currency Put	JPM	BRL	3.400	6/15/18	BRL	(76,500,000)	BRL 255,000	315,585	(274,023)
BRL Currency Put	JPM	BRL	3.400	5/3/18	BRL	(88,400,000)	BRL 340,000	267,722	(120,136)
CAD Currency Put	TDB	CAD	1.314	6/11/18	CAD	(29,565,000)	CAD 197,100	132,075	(136,088)
CAD Currency Call	TDB	CAD	1.233	6/11/18	CAD	(27,731,250)	CAD 184,875	64,125	(41,153)
COP Currency Put	CITNA-B	COP	2871.000	6/28/18	COP	(40,550,000,000)	COP 287,100,000	218,870	(243,300)
COP Currency Call	GSCO-OT	COP	2790.000	6/13/18	COP	(41,850,000,000)	COP 279,000,000	184,005	(334,800)
COP Currency Put	JPM	COP	2863.000	6/28/18	COP	(40,440,000,000)	COP 286,300,000	221,340	(242,640)
EUR Currency Call	BOA	USD	1.288	9/6/18	EUR	(37,500,000)	EUR 250,000	574,793	(343,500)
EUR Currency Call	CITNA-B	USD	1.263	6/14/18	EUR	(23,760,000)	EUR 126,237	231,727	(167,223)
EUR Currency Call	JPM	USD	1.313	2/22/19	EUR	(21,526,186)	EUR 76,190	457,192	(378,064)
EUR Currency Call	JPM	USD	1.262	5/18/18	EUR	(20,607,117)	EUR 79,258	222,820	(79,647)
EUR Currency Call	JPM	USD	1.247	5/31/18	EUR	(28,200,000)	EUR 100,000	284,750	(259,778)
HUF Currency Call	BOA	HUF	248.000	5/25/18	HUF	(3,503,000,000)	HUF 24,800,000	126,984	(77,066)
HUF Currency Put	GSCO-OT	HUF	254.100	6/7/18	HUF	(7,623,000,000)	HUF 38,115,000	298,980	(365,904)
IDR Currency Call	GSCO-OT	IDR	12700.000	2/1/19	IDR	(330,200,000,000)	IDR 2,544,445,000	126,984	—
IDR Currency Put	GSCO-OT	IDR	14000.000	5/3/18	IDR	(364,000,000,000)	IDR 2,804,900,000	537,316	(728,000)
JPY Currency Put	GSCO-OT	JPY	107.150	6/14/18	JPY	(3,214,500,000)	JPY 10,715,000	282,900	(276,447)
JPY Currency Call	GSCO-OT	JPY	96.700	3/21/19	JPY	(2,901,000,000)	JPY 19,340,000	432,480	(411,942)
KRW Currency Put	GSCO-OT	KRW	1158.250	3/4/19	KRW	(24,505,750,000)	KRW 173,737,500	366,026	(269,563)
MXN Currency Put	GSCO-OT	MXN	21.975	2/15/19	MXN	(571,350,000)	MXN 4,845,488	626,912	(423,942)
NOK Currency Put	GSCO-OT	NOK	7.802	6/27/18	NOK	(220,400,000)	NOK 1,755,338	298,048	(519,042)
NOK Currency Put	JPM	NOK	7.851	6/14/18	NOK	(235,515,000)	NOK 785,050	317,100	(427,224)
PLN Currency Put	CITNA-B	PLN	3.445	5/25/18	PLN	(48,665,000)	PLN 344,500	149,032	(137,187)
PLN Currency Put	GSCO-OT	PLN	3.474	5/31/18	PLN	(73,467,000)	PLN 521,025	218,148	(160,011)
RUB Currency Put	JPM	RUB	57.850	5/31/18	RUB	(815,700,000)	RUB 5,785,000	189,225	(209,635)
RUB Currency Put	JPM	RUB	58.673	6/8/18	RUB	(880,087,500)	RUB 5,867,250	194,850	(177,778)
SEK Currency Put	GSCO-OT	SEK	8.182	5/18/18	SEK	(212,719,000)	SEK 818,150	272,194	(579,234)
SEK Currency Put	GSCO-OT	SEK	8.368	5/31/18	SEK	(236,000,000)	SEK 836,800	283,268	(300,192)
SEK Currency Put	GSCO-OT	SEK	8.433	6/29/18	SEK	(238,300,000)	SEK 1,686,600	281,139	(285,245)

Total Over-the-Counter Options Written								$10,956,226	$(10,573,020)

Centrally Cleared Credit Default Swaps at March 31, 2018
								Unrealized
	Buy/Sell				Notional Amount	Premiums		Appreciation/
Reference Asset	Protection	Fixed Rate	Maturity Date		(000’s)	Received/(Paid)	Value	(Depreciation)
Argentine Republic	Sell	5.000%	12/20/22	USD	500	$(51,036)	$53,232	$2,196
CDX.EM.29	Buy	1.000	6/20/23	USD	1,000	(19,711)	17,125	(2,586)
CDX.EM.29	Buy	1.000	6/20/23	USD	1,000	(19,911)	17,125	(2,786)
CDX.EM.29	Buy	1.000	6/20/23	USD	1,500	(26,942)	25,646	(1,296)
Federative Republic of Brazil	Buy	1.000	6/20/23	USD	1,000	(32,062)	29,276	(2,786)
Federative Republic of Brazil	Buy	1.000	6/20/23	USD	1,500	(48,818)	43,956	(4,862)
Federative Republic of Brazil	Sell	1.000	6/20/22	USD	2,500	154,768	(29,606)	125,162
People’s Republic of China	Buy	1.000	6/20/23	USD	4,500	82,220	(81,236)	984
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD	1,000	10,092	(1,526)	8,566
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD	1,000	10,178	(1,526)	8,652
Republic of Colombia	Buy	1.000	6/20/23	USD	1,000	(3,702)	2,505	(1,197)
Republic of Colombia	Buy	1.000	6/20/23	USD	4,000	(20,982)	10,021	(10,961)
Republic of Korea	Buy	1.000	6/20/23	USD	6,600	164,646	(156,215)	8,431
Republic of South Africa Gover	Buy	1.000	6/20/23	USD	1,500	(41,166)	35,398	(5,768)
Republic of South Africa Gover	Buy	1.000	6/20/23	USD	6,000	(164,665)	141,592	(23,073)
Republic of South Africa Gover	Buy	1.000	6/20/23	USD	1,000	(27,362)	23,599	(3,763)
Republic of Turkey	Buy	1.000	6/20/23	USD	1,000	(43,785)	42,957	(828)

Total Cleared Credit Default Swaps						$(78,238)	$172,323	$94,085

27        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps at March 31, 2018

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Eskom Holdings Soc Ltd.	GSCOI	Sell	1.000%	12/20/22	USD	1,500	$124,911	$(161,737)	$(36,826)
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	1,190	94,152	5,395	99,547
Idbi Bank Ltd./difc Dubai	BAC	Sell	1.000	12/20/22	USD	1,000	32,421	(18,392)	14,029
Idbi Bank Ltd./difc Dubai	BNP	Sell	1.000	12/20/22	USD	1,000	30,175	(18,392)	11,783
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	2,697	48,743	33,896	82,639
State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	19,334	91,125
Total Over-the-Counter Credit Default Swaps							$402,193	$(139,896)	$262,297

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$1,740,000	$—	BBB-
Non-Investment Single Name Corporate Debt	5,500,000	—	BB+ – CCC+
Investment Grade Sovereign Debt	2,697,000	—	BBB-
Non-Investment Grade Sovereign Debt	4,190,000	2,500,000	BB – B+

Total USD	$14,127,000	$2,500,000

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at March 31, 2018
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Three-Month USD BBA LIBOR	1.839%	8/24/22	USD	33,566	$—	$1,170,412	$1,170,412
BAC	Receive	Six-Month JPY BBA LIBOR	0.296	11/29/27	JPY	4,654,000	—	(278,432)	(278,432)
BAC	Receive	Six-Month EUR EURIBOR	1.123	3/8/28	EUR	2,475	—	(50,579)	(50,579)
BAC	Receive	Three-Month USD BBA LIBOR	2.805	2/14/28	USD	41,700	—	(184,087)	(184,087)
BAC	Receive	Three-Month USD BBA LIBOR	2.833	2/14/28	USD	41,700	—	(286,122)	(286,122)
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF	825,000	—	64,812	64,812
CITNA-B	Pay	Three-Month USD BBA LIBOR	2.701	2/14/28	USD	111,155	—	(527,558)	(527,558)
CITNA-B	Pay	BZDI	11.710	1/4/21	BRL	16,750	—	458,988	458,988
CITNA-B	Pay	MXN TIIE BANXICO	6.600	6/21/22	MXN	134,240	—	(219,971)	(219,971)
CITNA-B	Pay	Six-Month PLN WIBOR WIBO	2.990	11/17/27	PLN	5,770	—	29,301	29,301
DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR	26,465	—	51,283	51,283
DEU	Pay	MXN TIIE BANXICO	7.380	2/18/22	MXN	182,700	—	(5,348)	(5,348)
GSCOI	Pay	Six-Month CHF BBA LIBOR	0.884	4/4/28	CHF	21,600	—	(13,590)	(13,590)
GSCOI	Pay	BZDI	8.815	1/4/21	BRL	20,835	—	130,681	130,681
GSCOI	Receive	Six-Month EUR EURIBOR	1.596	4/4/28	EUR	19,200	—	7,855	7,855
JPM	Pay	Six-Month HUF BUBOR	1.865	1/24/28	HUF	375,735	—	(11,215)	(11,215)
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.930	11/27/22	ZAR	15,000	—	42,268	42,268
JPM	Receive	MXN TIIE BANXICO	8.040	2/11/28	MXN	74,600	—	(108,246)	(108,246)
JPM	Pay	MXN TIIE BANXICO	7.895	2/21/20	MXN	282,500	—	78,391	78,391
SIB	Pay	BZDI	9.825	7/1/20	BRL	500,000	—	271,770	271,770

Total of Centrally Cleared Interest Rate Swaps							$—	$620,613	$620,613

Over-the-Counter Interest Rate Swaps at March 31, 2018
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	NSERO	6.700%	3/8/20	INR	3,223,125	$—	$11,547	$11,547

28        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.705%	3/8/23	INR	736,875	$—	$1,707	$1,707
BOA	Pay	Six-Month THB THBFIX	2.200	3/20/22	THB	99,500	—	55,219	55,219
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330	1/31/22	INR	210,000	—	(22,606)	(22,606)
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.620	3/20/23	INR	458,000	—	27,647	27,647
BOA	Pay	NSERO	6.623	3/20/20	INR	2,035,500	—	(13,596)	(13,596)
DEU	Pay	Three-Month KRW CD KSDA	1.480	4/20/18	KRW	102,630,000	(162)	(40,598)	(40,760)
GSCOI	Pay	Six-Month CLP TNA	3.620	2/8/23	CLP	1,822,500	—	1,898	1,898
GSCOI	Pay	Three-Month COP IBR OIS Compound	5.530	1/17/19	COP	20,871,770	—	97,769	97,769
GSCOI	Receive	CNY- CNREPOFIX=CFXS	3.785	3/27/23	CNY	79,670	—	(31,384)	(31,384)
JPM	Pay	Six-Month THB THBFIX	2.603	3/24/27	THB	53,200	—	46,663	46,663
JPM	Receive	Three-Month MYR KLIBOR BNM	4.005	2/21/22	MYR	13,230	—	(19,516)	(19,516)
SCB	Pay	Three-Month MYR KLIBOR BNM	3.310	8/19/21	MYR	45,000	—	(196,278)	(196,278)
Total of Over-the-Counter Interest Rate Swaps							$(162)	$(81,528)	$(81,690)

Over-the-Counter Interest Rate Swaptions Written at March 31, 2018
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional	Amount (000’s)	Premiums Received	Value
Interest Rate Swap Maturing 6/29/48 Call	BAC	Pay	Six-Month EUR EURIBOR	1.650%	6/27/18	EUR		5,250	$35,325	$(36,176)
Interest Rate Swap Maturing 6/29/48 Call	BAC	Receive	Six-Month EUR EURIBOR	1.400	6/27/18	EUR		5,250	52,245	(48,148)
Interest Rate Swap Maturing 2/23/28 Call	BAC	Pay	Three-Month USD BBA LIBOR	3.269	2/21/23	USD		116,220	2,717,000	(2,357,203)
Interest Rate Swap Maturing 3/18/24 Call	BOA	Receive	Three-Month USD BBA LBOR	2.850	3/14/19	USD		42,385	458,182	(583,355)
Total Over-the-Counter Interest Rate Swaptions Written									$3,262,752	$(3,024,882)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee

29        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
30YR CMT	30 Year Constant Maturity Treasury
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negra Malaysia
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.EM.29	Markit CDX Emerging Markets Index
CNREPOFIX=CFXS	Repurchase Fixing Rates
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
FBIL	Financial Benchmarks India Private Ltd.
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
IBR	Indicador Bancario de Referencia
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
MIBOR	Mumbai Interbank Offered Rate
NSERO	India Rupee Floating Rate
OAT	French Government Bonds
OIS	Overnight Index Swap
S&P	Standard & Poor’s
SX5E	The EURO STOXX 50 Index
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

30        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 51,485 shares with net assets of $4,438,339 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

31        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$52,212,605	$—	$52,212,605
Mortgage-Backed Obligations	—	326,284,228	—	326,284,228
Foreign Government Obligations	—	268,819,977	—	268,819,977
Corporate Loans	—	2,878,908	—	2,878,908
Convertible Corporate Bond and Note	—	509,126	—	509,126
Corporate Bonds and Notes	—	695,663,371	30,516	695,693,887
Preferred Stocks	19,236,373	—	—	19,236,373
Common Stocks	1,262,662	40,072	78,263	1,380,997
Rights, Warrants and Certificates	—	19,529	131,893	151,422
Structured Securities	—	4,455,413	—	4,455,413
Short-Term Notes	—	20,033,376	—	20,033,376
Investment Companies	124,234,989	265,935,318	—	390,170,307
Over-the-Counter Options Purchased	—	2,028,458	—	2,028,458
Over-the-Counter Interest Rate Swaptions Purchased	—	4,254,724	—	4,254,724

Total Investments, at Value	144,734,024	1,643,135,105	240,672	1,788,109,801
Other Financial Instruments:
Swaps, at value	—	301,075	—	301,075
Centrally cleared swaps, at value	—	2,748,193	—	2,748,193

32        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Other Financial Instruments: (Continued)
Futures contracts	$1,431,914	$—	$—	$1,431,914
Forward currency exchange contracts	—	1,888,850	—	1,888,850

Total Assets	$146,165,938	$1,648,073,223	$240,672	$1,794,479,833

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(522,499)	$—	$(522,499)
Centrally cleared swaps, at value	—	(1,955,257)	—	(1,955,257)
Options written, at value	—	(10,573,020)	—	(10,573,020)
Futures contracts	(724,193)	—	—	(724,193)
Forward currency exchange contracts	—	(2,444,436)	—	(2,444,436)
Swaptions written, at value	—	(3,024,882)	—	(3,024,882)

Total Liabilities	$(724,193)	$(18,520,094)	$—	$(19,244,287)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into	Transfers out of
	Level 2*	Level 3*

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$51,559	$(51,559)
Structured Securities	223,349	(223,349)

Total Assets	$274,908	$(274,908)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund

33        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 16.8% of Master Loan and 11.0% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

34        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. Investments and Risks (Continued)

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$216,819,062
Sold securities	36,744,826

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $90,000 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$2,972,220
Market Value	$870,279
Market Value as % of Net Assets	0.05%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

35        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $304,452,437 and $379,845,890, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market

36        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $149,010,035 and $193,975,978 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $774,589 and $267,625 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $1,029,738 and $2,956,505 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received

37        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $24,010,000 and $18,248,250 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $188,049,317 and $316,120,562 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $4,173,445 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no total return swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of

38        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $2,477,589 and $1,944,190 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event

39        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

40        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Shares	Value
Common Stocks—24.4%
Consumer Discretionary—0.6%
Auto Components—0.0%
GKN plc	13,390	$87,059

Hotels, Restaurants & Leisure—0.2%
Fogo de Chao, Inc.[1]	41,808	658,476
Hilton Worldwide Holdings, Inc.	4,243	334,179
		992,655

Media—0.4%
DISH Network Corp., Cl. A1	20,633	781,784
Live Nation Entertainment, Inc.[1]	15,370	647,692
Media General, Inc.[1,2,3]	1,099	66
		1,429,542

Specialty Retail—0.0%
Finish Line, Inc. (The), Cl. A	11,975	162,141

Consumer Staples—1.2%
Beverages—0.3%
Coca-Cola Co. (The)	28,720	1,247,310

Tobacco—0.9%
Altria Group, Inc.	33,882	2,111,526
Philip Morris International, Inc.	17,170	1,706,698
		3,818,224

Energy—1.6%
Energy Equipment & Services—0.2%
Halliburton Co.	7,505	352,285
Schlumberger Ltd.	8,375	542,532
		894,817

Oil, Gas & Consumable Fuels—1.4%
Canadian Natural Resources Ltd.	12,021	377,887
Chevron Corp.	6,630	756,085
ConocoPhillips	14,822	878,796
EOG Resources, Inc.	5,372	565,511
Newfield Exploration Co.[1]	11,360	277,411
Noble Energy, Inc.[4]	13,777	417,443
Occidental Petroleum Corp.	10,910	708,714
TOTAL SA, Sponsored ADR	16,210	935,155
Valero Energy Corp.	7,431	689,374
		5,606,376

Financials—8.3%
Capital Markets—0.7%
Goldman Sachs Group, Inc. (The)	5,820	1,465,825
Raymond James Financial, Inc.	5,840	522,155
State Street Corp.	8,280	825,764
		2,813,744

Commercial Banks—0.9%
M&T Bank Corp.[4]	16,895	3,114,762
PNC Financial Services Group, Inc. (The)	3,690	558,076
		3,672,838

Diversified Financial Services—0.0%
NewStar Financial, Inc.[1,2,3]	409	—

Insurance—1.3%
Allstate Corp. (The)	21,660	2,053,368
Chubb Ltd.	23,075	3,155,968
		5,209,336

Real Estate Investment Trusts (REITs)—3.8%
Acadia Realty Trust	8,360	205,656
Agree Realty Corp.	6,260	300,730
Allied Properties Real Estate Investment Trust	5,052	159,048
American Assets Trust, Inc.	10,685	356,986
American Tower Corp.	1,130	164,234
Ascendas Real Estate Investment Trust	53,000	106,661
Blackstone Mortgage Trust, Inc., Cl. A	46,055	1,447,048
Boston Properties, Inc.	3,640	448,521

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Camden Property Trust	4,850	$408,273
CapitaLand Commercial Trust	79,582	111,641
Chesapeake Lodging Trust	8,690	241,669
Cousins Properties, Inc.	26,240	227,763
Crown Castle International Corp.	1,510	165,511
Derwent London plc	1,780	77,518
Dexus	25,600	184,083
Digital Realty Trust, Inc.	5,830	614,365
Equinix, Inc.	470	196,526
Essex Property Trust, Inc.	1,950	469,326
First Industrial Realty Trust, Inc.	11,060	323,284
Gaming & Leisure Properties, Inc.	4,800	160,656
Gecina SA	1,010	175,548
GEO Group, Inc. (The)	475	9,723
GLP J-REIT	259	287,045
Goodman Group	86,200	560,230
Green REIT plc	93,771	174,781
Hammerson plc	12,870	97,026
Healthcare Realty Trust, Inc.	4,330	119,984
Hispania Activos Inmobiliarios SOCIMI SA	6,232	132,587
ICADE	2,040	198,258
Independence Realty Trust, Inc.	20,370	186,997
Investa Office Fund	44,300	147,277
Invincible Investment Corp.	231	106,901
Invitation Homes, Inc.	9,873	225,401
Japan Retail Fund Investment Corp.	54	104,975
Keppel REIT	293,100	271,606
Kilroy Realty Corp.	7,460	529,362
Land Securities Group plc	18,581	244,640
Link REIT	27,500	235,850
LondonMetric Property plc	40,080	100,203
Medical Properties Trust, Inc.	9,380	121,940
New Residential Investment Corp.	6,180	101,661
NIPPON REIT Investment Corp.	53	160,721
Park Hotels & Resorts, Inc.	6,470	174,819
Physicians Realty Trust	22,730	353,906
Prologis, Inc.	13,280	836,507
Regency Centers Corp.	7,872	464,291
Scentre Group	73,000	215,645
Simon Property Group, Inc.	4,340	669,879
Starwood Property Trust, Inc.	31,000	649,450
STORE Capital Corp.	5,540	137,503
Sun Communities, Inc.	3,990	364,566
UDR, Inc.	15,390	548,192
Unibail-Rodamco SE	2,023	463,079
Welltower, Inc.	7,340	399,516
		15,939,568

Real Estate Management & Development—1.6%
Ayala Land, Inc.	116,500	92,052
Carmila SA	3,850	113,742
Castellum AB	10,424	170,564
Central Pattana PCL	39,500	99,396
China Overseas Land & Investment Ltd.	52,000	182,802
China Resources Land Ltd.	86,000	316,888
China Vanke Co. Ltd., Cl. H	60,548	279,201
Ciputra Development Tbk PT	403,900	34,585
City Developments Ltd.	40,000	398,762
CK Asset Holdings Ltd.	49,000	414,643
Country Garden Holdings Co. Ltd.	157,000	327,863
Deutsche Wohnen SE	2,543	118,697
Fabege AB1	8,926	193,458
Hulic Co. Ltd.	16,900	184,520
Inmobiliaria Colonial Socimi SA	19,466	225,248
Longfor Properties Co. Ltd.	42,000	129,706
Mitsubishi Estate Co. Ltd.	15,100	251,024
Mitsui Fudosan Co. Ltd.	17,200	414,826
New World Development Co. Ltd.	113,000	161,092

1      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Management & Development (Continued)
SM Prime Holdings, Inc.	126,000	$81,730
StorageVault Canada, Inc.	70,058	138,664
Sumitomo Realty & Development Co. Ltd.	11,000	411,616
Sun Hung Kai Properties Ltd.	26,000	414,177
Unite Group plc (The)	23,400	260,047
Vonovia SE	18,351	910,068
Wharf Real Estate Investment Co. Ltd.[1]	59,000	386,252
		6,711,623

Health Care—3.2%
Biotechnology—0.2%
Chelsea Therapeutics, Inc.[1,2,3]	10,531	—
Dyax Corp.[1,2,3]	10,770	108
Shire plc, ADR	6,500	971,035
		971,143

Health Care Equipment & Supplies—0.4%
Abbott Laboratories	8,920	534,486
Medtronic plc	13,672	1,096,768
		1,631,254

Health Care Providers & Services—1.4%
Cigna Corp.	8,240	1,382,177
HCA Healthcare, Inc.	7,935	769,695
Kindred Healthcare, Inc.[1]	70,311	643,346
Premier, Inc., Cl. A1	21,030	658,449
UnitedHealth Group, Inc.[4]	9,805	2,098,270
		5,551,937

Life Sciences Tools & Services—0.0%
CHC Group LLC[1,3]	697	—

Pharmaceuticals—1.2%
Allergan plc[4]	3,250	546,943
Ambit Biosciences Corp.[1,2,3]	10,347	—
Bristol-Myers Squibb Co.	7,390	467,417
Merck & Co., Inc.	18,665	1,016,683
Mylan NV1	20,720	853,042
Novartis AG, Sponsored ADR	14,540	1,175,559
Roche Holding AG	4,568	1,047,716
Teva Pharmaceutical Industries Ltd.[1,3]	10	—
		5,107,360

Industrials—3.5%
Aerospace & Defense—1.8%
L3 Technologies, Inc.	5,540	1,152,320
Lockheed Martin Corp.	7,315	2,471,958
Northrop Grumman Corp.	5,930	2,070,281
Raytheon Co.	8,990	1,940,222
		7,634,781

Air Freight & Couriers—0.1%
FedEx Corp.	1,700	408,187

Building Products—0.2%
Ply Gem Holdings, Inc.[1]	30,413	656,921

Commercial Services & Supplies—0.4%
Republic Services, Inc., Cl. A4	28,180	1,866,362

Construction & Engineering—0.1%
Granite Construction, Inc.	8,600	480,396

Electrical Equipment—0.2%
General Cable Corp.	21,397	633,351

Industrial Conglomerates—0.6%
General Electric Co.[4]	69,760	940,365
Honeywell International, Inc.[4]	11,210	1,619,957
		2,560,322

Machinery—0.1%
Stanley Black & Decker, Inc.	2,410	369,212

	Shares	Value
Information Technology—3.6%
Communications Equipment—0.8%
Cisco Systems, Inc.	60,410	$2,590,985
CommScope Holding Co., Inc.[1]	23,680	946,489
		3,537,474

Internet Software & Services—0.8%
Alphabet, Inc., Cl. A1,4	2,756	2,858,358
CommerceHub, Inc., Cl. A1	28,946	651,285
		3,509,643

IT Services—0.3%
Blackhawk Network Holdings, Inc., Cl. A1	14,534	649,670
CSRA, Inc.	16,066	662,401
		1,312,071

Semiconductors & Semiconductor Equipment—0.9%
Hanergy Thin Film Power Group Ltd.[1,3]	161,121	—
Microsemi Corp.[1]	9,568	619,241
QUALCOMM, Inc.[4]	8,540	473,201
Sigma Designs, Inc.[1]	93,413	579,161
Xilinx, Inc.[4]	28,375	2,049,810
		3,721,413

Software—0.2%
Callidus Software, Inc.[1]	18,275	656,986

Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc.	13,810	2,317,042

Materials—1.2%
Chemicals—0.4%
Celanese Corp., Cl. A4	15,710	1,574,299

Containers & Packaging—0.6%
Packaging Corp. of America	11,370	1,281,399
Sonoco Products Co.[4]	25,650	1,244,025
		2,525,424

Metals & Mining—0.2%
Steel Dynamics, Inc.	15,870	701,772

Telecommunication Services—0.8%
Diversified Telecommunication Services—0.8%
AT&T, Inc.[4]	24,240	864,156
BCE, Inc.	31,045	1,336,177
Verizon Communications, Inc.	18,537	886,439
		3,086,772

Utilities—0.4%
Electric Utilities—0.2%
Edison International	8,305	528,696
PG&E Corp.	9,020	396,249
		924,945

Multi-Utilities—0.2%
CMS Energy Corp.	17,280	782,611
Total Common Stocks (Cost $87,439,622)		101,106,911

Preferred Stocks—0.2%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg., 6.375%[5]	340	346,800
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg., 6.375%[5]	475	482,125
Total Preferred Stocks (Cost $845,454)		828,925

	Units
Rights, Warrants and Certificates—0.0%
Babcock & Wilcox Enterprises, Inc. Rts., Strike Price $3, Exp. 4/17/18[1]	17,002	32,425
Kaisa Group Holdings Ltd. Rts., Strike Price $1, Exp. 12/31/49[1]	231	200
Total Rights, Warrants and Certificates (Cost $21,763)		32,625

2      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal Amount	Value
Asset-Backed Securities—2.5%
Bear Stearns Structured Products Trust, Series 2007-EMX1, Cl. A2, 3.172% [US0001M+130], 3/25/37[6,7]	$ 1,600,000	$1,618,996
GSAMP Trust, Series 2005-HE4, Cl. M3, 2.652% [US0001M+78], 7/25/45[7]	1,400,000	1,398,895
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 2.252% [US0001M+38], 12/25/35[7]	1,780,000	1,746,224
New Century Home Equity Loan Trust, Series 2005-1, Cl. M2, 2.592% [US0001M+72], 3/25/35[7]	397,953	381,001
Raspro Trust, Series 2005-1A, Cl. G, 2.602% [LIBOR03M+40], 3/23/24[6,7]	934,564	932,759
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 2.322% [US0001M+45], 10/25/35[7]	4,250,000	4,173,798
Total Asset-Backed Securities (Cost $9,190,227)		10,251,673
Mortgage-Backed Obligation—0.6%
RAMP Trust, Series 2005-RS6, Cl. M4, 2.847% [US0001M+97.5], 6/25/35[7]	2,300,000	2,307,539
Foreign Government Obligations—3.5%
Federative Republic of Brazil, 5.873% Unsec. Nts., 7/1/18[8]	BRL 9,700,000	2,893,937

Italy Buoni Ordinari del Tesoro BOT, 0.00% Unsec. Nts., 5/14/18[8]	EUR 9,500,000	11,695,891
Total Foreign Government Obligations (Cost $14,521,745)		14,589,828
Non-Convertible Corporate Bonds and Notes—2.2%
Bank of America Corp., 6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[7,9]	1,290,000	1,369,142
Citigroup, Inc., 5.875% [US0003M+405.9] Jr. Sub. Perpetual Bonds[7,9]	1,903,000	1,967,226
Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual Bonds[7,9]	8,000	6,816
Goldman Sachs Group, Inc. (The): 5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[7,9]	463,000	475,885
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L7,9	1,078,000	1,099,560
Hexagon Reinsurance DAC, 6.50% [EUR003M+650] Unsec. Nts., 1/19/22[6,7]	250,000	308,412
JPMorgan Chase & Co., 6.10% [US0003M+333] Jr. Sub. Perpetual Bonds[7,9]	1,296,000	1,362,420
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[6]	1,284,000	1,362,262
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[2,3,10]	300,000	—
SandRidge Energy, Inc., 7.50% Sr. Unsec. Nts., 3/15/21[2,3,10]	500,000	—
Wells Fargo & Co., 5.90% [US0003M+311] Jr. Sub. Perpetual Bonds, Series S7,9	1,350,000	1,392,323
Total Non-Convertible Corporate Bonds and Notes (Cost $9,355,245)		9,344,046

	Principal Amount	Value
Corporate Loans—3.2%
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.302% [LIBOR4+200], 6/1/24[7]	$ 2,308,318	$2,316,120
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.052% 10/6/23[5]	2,310,000	2,323,479
Hilton Wordwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.328% [LIBOR12+200], 10/25/23[7,11]	498,741	501,930
Hilton Wordwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.872% [LIBOR12+200], 10/25/23[7]	2,298,392	2,313,090
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.941% [LIBOR12+325], 10/25/20[7]	761,125	659,736
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.627% [LIBOR12+275], 5/14/22[7]	2,305,749	2,314,396
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.898%-4.058% [LIBOR12+275], 12/14/23[7]	2,299,194	2,315,783
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.33% [LIBOR12+275], 12/14/23[7,11]	393,184	396,020
Total Corporate Loans (Cost $13,193,469)		13,140,554

Event-Linked Bonds—12.8%
Earthquake—4.7%
Acorn Re Ltd. Catastrophe Linked Nts., 4.989% [US0006M+329], 7/17/18[6,7]	750,000	755,812
Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15% [EUR003M+215], 1/16/19[6,7]	EUR 800,000	988,740
Bosphorus Ltd. Catastrophe Linked Nts., 4.761% [US0006M+325], 8/17/18[6,7]	500,000	504,475
Buffalo Re Ltd. Catastrophe Linked Nts.:
4.641% [US0006M+325], 4/7/20[6,7]	750,000	747,937
8.141% [US0006M+675], 4/7/20[6,7]	500,000	499,875
Golden State Re II Ltd. Catastrophe Linked Nts., 3.926% [T-BILL 3MO+220], 1/8/19[6,7]	1,000,000	1,007,350
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
4.093% [US0003M+250], 2/14/20-2/15/21[6,7]	1,000,000	1,003,225
4.593% [US0003M+300], 2/15/21[6,7]	1,000,000	1,005,050
7.593% [US0003M+600], 2/15/21[6,7]	500,000	503,075
9.843% [US0003M+825], 2/14/20[6,7]	500,000	502,725
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 5.471% [T-BILL 3MO+375], 11/25/19[6,7]	250,000	253,287
Kizuna Re II Ltd. Catastrophe Linked Nts.:
3.596% [T-BILL 3MO+187.5], 4/11/23[6,7,11]	500,000	500,512
3.971% [T-BILL 3MO+225], 4/6/18[6,7]	950,000	952,517
4.221% [T-BILL 3MO+250], 4/6/18[6,7]	750,000	752,062
4.221% [T-BILL 3MO+250], 4/11/23[6,7,11]	250,000	250,269
Merna Re Ltd. Catastrophe Linked Nts.:
3.721% [T-BILL 3MO+200], 4/9/18-4/8/21[6,7]	1,250,000	1,254,312
3.971% [T-BILL 3MO+225], 4/8/19[6,7]	500,000	502,625
Nakama Re Ltd. Catastrophe Linked Nts.:
3.846% [T-BILL 3MO+212.5], 1/16/19[6,7]	750,000	754,388
3.846% [US0003M+200], 4/13/23[6,7]	500,000	502,725

3      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Earthquake (Continued)
Nakama Re Ltd. Catastrophe Linked Nts.: (Continued)
4.221% [T-BILL 3MO+250], 4/13/18[6,7]	$250,000	$250,813
4.596% [T-BILL 3MO+287.5], 1/16/20-1/14/21[6,7]	1,000,000	1,020,900
4.644% [US0006M+220], 10/13/21[6,7]	650,000	659,978
4.971% [T-BILL 3MO+325], 1/14/21[7,12]	250,000	259,513
5.166% [US0003M+300], 4/13/23[6,7]	500,000	504,375
5.694% [US0006M+325], 10/13/21[6,7]	500,000	512,225
Panda Re Ltd. Catastrophe Linked Nts., 5.771% [T-BILL 3MO+405], 7/9/18[6,7]	500,000	503,775
Torrey Pines Re Ltd. Catastrophe Linked Nts.:
4.846% [US0006M+300], 6/9/20[6,7]	375,000	376,669
5.596% [US0006M+375], 6/9/20[6,7]	250,000	251,638
8.096% [US0006M+625], 6/9/20[6,7]	500,000	502,775
Ursa Re Ltd. Catastrophe Linked Nts.:
4.00% [MM+400], 12/10/19-12/10/20[6,7]	500,000	501,475
5.00% [MM+500], 9/21/18[7,12]	250,000	250,588
5.25% [MM+525], 12/10/20[6,7]	250,000	252,013
6.00% [MM+600], 5/27/20[6,7]	250,000	252,700
		19,340,398

Longevity—0.1%
Vita Capital VI Ltd. Catastrophe Linked Nts., 4.578% [US0006M+290], 1/8/21[6,7]	250,000	256,637

Multiple Event—5.0%
Atlas IX Capital DAC Catastrophe Linked Nts., 9.973% [US0003M+783], 1/7/19[6,7]	500,000	453,750
Blue Halo Re Ltd. Catastrophe Linked Nts.:
9.983% [T-BILL 3MO+825], 7/26/19[6,7]	250,000	238,375
15.733% [T-BILL 3MO+1,400], 6/21/19[6,7]	500,000	467,850
Bonanza Re Ltd. Catastrophe Linked Nts.:
5.254% [US0006M+375], 12/31/19[6,7]	250,000	250,112
6.504% [US0006M+500], 12/31/19[6,7]	250,000	243,337
Caelus Re IV Ltd. Catastrophe Linked Nts., 7.223% [T-BILL 3MO+549], 3/6/20[6,7]	500,000	515,975
Caelus Re V Ltd. Catastrophe Linked Nts.:
4.983% [T-BILL 3MO+325], 6/5/20[6,7]	750,000	702,150
6.233% [T-BILL 3MO+450], 6/5/20[6,7]	500,000	315,850
10.983% [T-BILL 3MO+925], 6/5/20[6,7]	500,000	29,550
Citrus Re Ltd. Catastrophe Linked Nts., 7.519% [US0006M+600], 3/18/20[6,7]	250,000	235,937
Cranberry Re Ltd. Catastrophe Linked Nts.:
3.869% [US0006M+200], 7/13/20[6,7]	250,000	253,912
5.633% [T-BILL 3MO+390], 7/6/18[6,7]	500,000	504,675
East Lane Re VI Ltd. Catastrophe Linked Nts., 5.121% [T-BILL 3MO+339], 3/13/20[6,7]	500,000	504,225
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/21[8,12]	125,000	76,387
Fortius Re II Ltd. Catastrophe Linked Nts., 4.803% [US0006M+375], 7/7/21[6,7]	750,000	752,363
Galilei Re Ltd. Catastrophe Linked Nts.:
6.178% [US0006M+466], 1/8/20[6,7]	500,000	506,650
6.198% [US0006M+466], 1/8/21[6,7]	500,000	511,125
6.988% [US0006M+545], 1/8/21[6,7]	250,000	255,112
9.948% [US0006M+841], 1/8/21[6,7]	250,000	253,687
15.398% [US0006M+1,388], 1/8/20[6,7]	250,000	244,350
15.418% [US0006M+1,388], 1/8/21[6,7]	500,000	486,500
Galileo Re Ltd. Catastrophe Linked Nts.: 15.241% [T-BILL 3MO+1,351], 1/8/19[6,7]	500,000	496,950

	Principal Amount	Value
Multiple Event (Continued)
Galileo Re Ltd. Catastrophe Linked Nts.: (Continued)
19.109% [US0003M+1,750], 11/6/20[6,7]	$ 250,000	$252,625
Kilimanjaro II Re Ltd. Catastrophe Linked Nts.:
9.644% [US0006M+750], 4/20/21[6,7]	250,000	251,037
12.144% [US0006M+1,000], 4/20/21[6,7]	500,000	484,950
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
6.221% [T-BILL 3MO+450], 4/30/18[6,7]	250,000	250,887
6.471% [T-BILL 3MO+475], 4/30/18[6,7]	250,000	250,612
8.471% [T-BILL 3MO+675], 12/6/19[6,7]	250,000	251,575
10.971% [T-BILL 3MO+925], 12/6/19[6,7]	250,000	252,312
Kinesis 2017 Sidecar, Preferred[1]	41,521	204,595
Lion II RE DAC Catastrophe Linked Nts., 3.17% [EUR003M+317], 7/15/21[6,7]	EUR 750,000	924,914
Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts., 4.721% [T-BILL 3MO+300], 4/9/18[7,12]	500,000	292,500
Long Point Re III Ltd. Catastrophe Linked Nts., 3.50% [MM+350], 5/23/18[6,7]	250,000	249,887
MetroCat Re Ltd. Catastrophe Linked Nts., 5.421% [T-BILL 3MO+370], 5/8/20[6,7]	500,000	507,875
Panthera Re Ltd. Catastrophe Linked Nts., 5.231% [T-BILL 3MO+350], 3/9/20[6,7]	250,000	250,144
PennUnion Re Ltd. Catastrophe Linked Nts., 6.221% [T-BILL 3MO+450], 12/7/18[6,7]	500,000	500,275
Residential Reinsurance 2013 Ltd., 4.731% [T-BILL 3MO+300], 6/6/18[7,12]	250,000	118,750
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.:
5.291% [T-BILL 3MO+356], 6/6/18[6,7]	500,000	503,675
16.711% [T-BILL 3MO+1,498], 6/6/18[6,7]	750,000	164,175
Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts., 12.701% [T-BILL 3MO+1097], 6/6/19[6,7]	500,000	176,850
Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
4.981% [T-BILL 3MO+325], 6/6/20[6,7]	750,000	751,913
5.661% [T-BILL 3MO+393], 12/6/20[6,7]	250,000	248,688
13.281% [T-BILL 3MO+1,155], 6/6/20[6,7]	750,000	225,450
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts.:
4.731% [T-BILL 3MO+300], 6/6/21[6,7]	375,000	374,119
17.761%, 6/6/18[6,8]	250,000	17,150
22.802%, 12/6/18[6,8]	250,000	208,438
Resilience Re Ltd. Catastrophe Linked Nts., 9.64%, 1/8/19[6,8]	250,000	233,375
Riverfront Re Ltd. Catastrophe Linked Nts.:
6.231% [T-BILL 3MO+450], 1/15/21[6,7]	750,000	748,950
7.981% [T-BILL 3MO+625], 1/15/21[6,7]	250,000	245,663
Sanders Re Ltd. Catastrophe Linked Nts.:
4.514% [US0006M+300], 12/6/21[6,7]	750,000	753,638
4.691% [T-BILL 3MO+296], 5/25/18[6,7]	250,000	250,938
4.981% [T-BILL 3MO+325], 5/25/18[6,7]	250,000	251,300
5.324% [US0006M+325], 6/5/20[6,7]	750,000	758,738
7.231% [T-BILL 3MO+550], 4/7/22[6,7]	500,000	500,875
Spectrum Capital Ltd. Catastrophe Linked Nts.:
5.411% [US0006M+350], 6/8/21[6,7]	250,000	251,438
7.661% [US0006M+575], 6/8/21[6,7]	250,000	248,513
Tailwind Re Ltd. 2017-1 Catastrophe Linked Nts., 12.733% [T-BILL 3MO+1100], 1/8/22[6,7]	250,000	255,088

4      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal Amount	Value
Multiple Event (Continued)
Tramline Re II Ltd. Catastrophe Linked Nts., 9.983% [T-BILL 3MO+825], 1/4/19[6,7]	$ 400,000	$ 400,500
		20,911,234

Other—0.6%
Benu Capital Ltd. Catastrophe Linked Nts.:
2.55% [EUR003M+255], 1/8/20[6,7]	EUR 250,000	310,596
3.35% [EUR003M+335], 1/8/20[6,7]	EUR 500,000	624,638
Horse Capital I DAC Catastrophe Linked Nts., 12.00% [EUR003M+1200], 6/15/20[6,7]	EUR 500,000	620,408
Vitality Re V Ltd. Catastrophe Linked Nts., 4.233% [T-BILL 3MO+250], 1/7/19[6,7]	250,000	252,212
Vitality Re VII Ltd. Catastrophe Linked Nts., 4.383% [T-BILL 3MO+265], 1/7/20[6,7]	250,000	254,588
Vitality Re VIII Ltd. Catastrophe Linked Nts., 3.733% [T-BILL 3MO+200], 1/8/21[6,7]	500,000	505,050
		2,567,492

Pandemic—0.0%
International Bank for Reconstruction & Development Catastrophe Linked Nts., 7.957% [US0006M-40+690], 7/15/20[6]	250,000	251,600

Windstorm—2.4%
Akibare Re Ltd. Catastrophe Linked Nts.:
4.198% [US0003M+190], 4/7/22[6,7]	750,000	750,775
4.624% [US0006M+234], 4/7/20[6,7]	500,000	507,075
Alamo Re Ltd. Catastrophe Linked Nts.:
5.478% [T-BILL 3MO+375], 6/8/20[6,7]	500,000	514,275
6.128% [T-BILL 3MO+440], 6/7/19[6,7]	500,000	507,475
6.538% [T-BILL 3MO+481], 6/7/18[6,7]	500,000	504,525
Aozora Re Ltd. Catastrophe Linked Nts.:
3.565% [US0006M+200], 4/7/21[6,7]	500,000	508,875
4.484% [US0006M+220], 4/7/20[6,7]	500,000	507,625
Casablanca Re Ltd. Catastrophe Linked Nts.:
5.25% [US0006M+525], 6/4/20[12]	250,000	251,950
17.258% [US0006M+1,600], 6/4/20[3,12]	250,000	175,000
Citrus Re Ltd. Catastrophe Linked Nts.:
9.473% [T-BILL 3MO+774], 2/25/19[6,7]	500,000	504,875
11.873% [T-BILL 1MO+1,014], 5/17/18[6,7]	250,000	28,250
12.763% [T-BILL 1MO+1,103], 2/25/19[6,7]	500,000	161,700
Everglades Re II Ltd. Catastrophe Linked Nts., 6.731% [T-BILL 3MO+500], 5/8/20[6,7]	250,000	251,575
First Coast Re 2016 Ltd. Catastrophe Linked Nts., 5.641% [T-BILL 3MO+391], 6/7/19[6,7]	250,000	250,937
First Coast Re 2017-1 Ltd. Catastrophe Linked Nts., 5.981% [T-BILL 3MO+425], 6/7/21[6,7]	250,000	247,987
Integrity Re Ltd. Catastrophe Linked Nts., 6.109% [US0006M+425], 6/10/20[6,7]	500,000	497,525
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
7.626% [US0006M+590], 12/20/19[6,7]	375,000	372,872
11.026% [US0006M+930], 12/20/19[6,7]	250,000	245,481
Manatee Re II Ltd. Catastrophe Linked Nts.:
5.971% [T-BILL 3MO+425], 6/7/21[6,7,11]	500,000	500,000
9.471% [T-BILL 3MO+775], 6/7/21[6,7,11]	250,000	250,000

	Principal Amount	Value
Windstorm (Continued)
Manatee Re Ltd. Catastrophe Linked Nts., 1.899% [T-Bill 3MO+50], 3/10/19[12]	$ 500,000	$ 13,000
Pelican IV Re Ltd. Catastrophe Linked Nts., 4.085% [US0006M+225], 5/5/20[6,7]	750,000	755,288
Queen Street X Re Ltd. Catastrophe Linked Nts., 7.478% [T-BILL 3MO+575], 6/8/18[6,7]	750,000	755,063
Queen Street XI Re DAC Catastrophe Linked Nts., 7.878% [T-BILL 3MO+615], 6/7/19[6,7]	250,000	254,813
Queen Street XII Re Designated Activity Co. Catastrophe Linked Nts., 7.454% [US0006M+525], 4/8/20[6,7]	500,000	508,575
		9,825,516
Total Event-Linked Bonds (Cost $56,661,599)		53,152,877

Short-Term Notes—14.3%
Canada—0.4%
Bell Canada, 1.939%, 4/17/18[13,14]	500,000	499,451
Telus Corp., 2.113%, 4/2/18[14]	500,000	499,889
TransCanada PipeLines Ltd., 1.99%, 4/12/18[6,13,14]	500,000	499,595
		1,498,935

Italy—0.7%
Eni Finance USA, Inc., 1.967%, 10/5/18[13,14]	500,000	493,102
Italy Buoni Ordinari del Tesoro BOT, 0.00%, 4/30/18[8]	EUR 2,100,000	2,585,020
		3,078,122

Japan—3.9%
Hitachi Capital America Corp., 2.404%, 4/20/18[14]	500,000	499,340
Japan Treasury Bills, 0.00%, 6/11/18[8]	JPY 1,673,000,000	15,727,741
		16,227,081

Mexico—2.0%
United Mexican States Treasury Bills:
7.113%, 5/10/18[8]	MXN 41,500,000	2,264,832
7.66%, 6/21/18[8]	MXN 114,800,000	6,209,745
		8,474,577

Singapore—3.7%
Monetary Authority of Singapore Bill, 1.862%, 6/18/18[8]	SGD 20,160,000	15,323,860

Sweden—1.3%
Sweden Treasury Bills, 0.00%, 4/18/18[6,8]	SEK 44,500,000	5,331,206

United Kingdom—0.2%
Vodafone Group plc, 1.727%, 9/13/18[14]	500,000	493,856
WPP plc, 2.711%, 5/14/18[6,14]	500,000	498,516
		992,372

United States—2.1%
Air Liquide US LLC, 1.905%, 4/6/186,13,14	500,000	499,806
Eastman Chemical Co., 2.114%, 4/10/18[13,14]	500,000	499,655
Ford Motor Credit Co. LLC, 1.663%, 4/10/18[13,14]	500,000	499,687
HP, Inc., 2.505%, 4/23/18[14]	500,000	499,355
Marriott International, Inc., 2.174%, 4/11/18[6,13,14]	500,000	499,625
McCormick & Co, Inc., 2.674%, 6/8/186,13,14	500,000	497,716
Mondelez International, Inc., 1.919%, 4/9/18[13,14]	500,000	499,685

5      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
United States (Continued)
NextEra Energy Capital Holdings, Inc., 2.224%, 4/11/18[6,13,14]	$ 500,000	$499,625
Omnicom Capital, Inc., 2.486%, 5/7/18[13,14]	500,000	498,753
Puget Sound Energy, Inc., 2.034%, 4/2/18[14]	500,000	499,889
Schlumberger Holdings Corp., 2.518%, 5/15/18[6,13,14]	500,000	498,547
Sempra Energy, 2.63%, 5/22/18[13,14]	500,000	498,240
Southern Power Co., 2.501%, 4/5/18[6,13,14]	500,000	499,803
Toyota Motor Credit Corp., 1.671%, 7/23/18[14]	500,000	496,309

	Principal Amount	Value
United States (Continued)
Walgreens Boots Alliance, Inc., 2.084%, 5/4/18[14]	$ 500,000	$498,853
Waste Management, Inc., 2.184%, 4/9/18[6,13,14]	500,000	499,678
Whirlpool Corp., 2.161%, 5/21/18[14]	500,000	498,275
		8,483,501
Total Short-Term Notes (Cost $59,332,096)		59,409,654

	Shares
Investment Companies—32.2%
Highland/iBoxx Senior Loan Exchange Traded Fund	125,133	2,292,437
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[15,16,17]	126,993,511	126,993,511
SPDR Gold Trust Exchange Traded Fund[1,17]	34,231	4,305,917
Total Investment Companies (Cost $133,315,144)		133,591,865

			Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)
Exchange-Traded Option Purchased—0.0%
S&P 500 Index Call (Cost $423,024)[1]		USD	2,950.000	4/20/18	USD	208	USD 54,930	5,200

	Counterparty		Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)
Over-the-Counter Options Purchased—0.0%
CNH Currency Put[1]	GSCO-OT	CNH	6.460	2/21/19	CNH	6,980,000	CNH 240,000	16,312
JPY Currency Call[1]	BOA	JPY	106.000	6/1/18	JPY	562,330,000	JPY 100,000	33,740
Total Over-the-Counter Options Purchased (Cost $55,351)								50,052

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 1/28/30 Call[1]	GSCOI	Receive	Three-Month USD BBA LIBOR	2.974%	1/24/20	USD	8,550	236,439

Interest Rate Swap Maturing 1/28/31 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.523	1/26/21	JPY	196,000	22,740

Interest Rate Swap maturing 11/24/30 Call[1]	BAC	Receive	Three-Month USD BBA LIBOR	2.595	11/20/20	USD	1,000	50,380

Interest Rate Swap Maturing 3/17/31 Call[1]	BAC	Receive	Three-Month USD BBA LIBOR	2.990	3/15/21	USD	1,000	36,291

Interest Rate Swap maturing 7/25/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	630,000	894
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $599,219)								346,744

Total Investments, at Value (Cost $387,038,696)							96.0%	398,158,493

Net Other Assets (Liabilities)							4.0	16,767,812

Net Assets							100.0%	$414,926,305

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Security received as the result of issuer reorganization.

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

4. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $10,321,271. See Note 7 of accompanying Consolidated Notes.

5. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $65,557,140 or 15.80% of the Fund’s net assets at period end.

7. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

8. Zero coupon bond reflects effective yield on the original acquisition date.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

10. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

11. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

12. Restricted security. The aggregate value of restricted securities at period end was $1,437,688, which represents 0.35% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Casablanca Re Ltd. Catastrophe Linked Nts., 5.25% [US0006M+525], 6/4/20	5/26/17	$250,000	$251,950	$1,950
Casablanca Re Ltd. Catastrophe Linked Nts., 17.258% [US0006M+1600], 6/4/20	5/26/17	250,000	175,000	(75,000)
Eden Re II Ltd. Catastrophe Linked Nts., 0.00%, 3/22/21	12/13/16	108,027	76,387	(31,640)
Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts., 4.721% [T-BILL 3MO+300], 4/9/18	4/11/14-5/19/15	500,000	292,500	(207,500)
Manatee Re Ltd. Catastrophe Linked Nts., 1.899% [T-Bill 3MO+50], 3/10/19	3/2/16	500,000	13,000	(487,000)
Nakama Re Ltd. Catastrophe Linked Nts., 4.971% [T-BILL 3MO+325], 1/14/21	12/14/15	250,000	259,513	9,513
Residential Reinsurance 2013 Ltd., 4.731% [T-BILL 3MO+300], 6/6/18	5/3/16	250,000	118,750	(131,250)
Ursa Re Ltd. Catastrophe Linked Nts., 5.00% [MM+500], 9/21/18	12/16/15	249,700	250,588	888

		$2,357,727	$1,437,688	$ (920,039)

13. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $7,482,968 or 1.80% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

14. Current yield as of period end.

15. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	17,082,111	191,514,237	81,602,837	126,993,511

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$126,993,511	$197,137	$—	$—

16. Rate shown is the 7-day yield at period end.

17. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$269,062,944	67.6%
Japan	24,132,363	6.1
Bermuda	20,710,244	5.2
Singapore	16,212,531	4.1
Italy	14,774,013	3.7
Mexico	9,092,930	2.3
Supranational	7,735,063	1.9
Sweden	5,695,229	1.4
Cayman Islands	3,590,481	0.9
Canada	3,510,710	0.9
Ireland	2,999,550	0.8
Brazil	2,893,937	0.7
France	2,821,016	0.7
Netherlands	2,323,479	0.6
Switzerland	2,223,275	0.6
United Kingdom	1,858,865	0.5
Hong Kong	1,612,015	0.4
Russia	1,362,262	0.3
China	1,252,772	0.3
Australia	1,107,235	0.3
Germany	1,028,765	0.3
Eurozone	988,740	0.2
Turkey	504,475	0.1
Spain	357,835	0.1
Philippines	173,782	0.0
Thailand	99,396	0.0
Indonesia	34,586	0.0
Israel	—	–
Denmark	—	–
Norway	—	–
Finland	—	–

Total	$398,158,493	100.0%

7      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares Sold Short	Value
Securities Sold Short—(10.8)%
Common Stock Securities Sold Short—(10.8)%
AbbVie, Inc.	(8,862)	$(838,788)
AGCO Corp.	(16,250)	(1,053,812)
Air Lease Corp., Cl. A	(14,745)	(628,432)
Aircastle Ltd.	(29,930)	(594,410)
Aker Solutions ASA[1]	(80,507)	(428,978)
Ally Financial, Inc.	(60,170)	(1,633,615)
Apache Corp.	(9,590)	(369,023)
AvalonBay Communities, Inc.	(4,010)	(659,485)
Boeing Co. (The)	(2,342)	(767,895)
Camden Property Trust	(6,050)	(509,289)
Caterpillar, Inc.	(5,010)	(738,374)
Church & Dwight Co., Inc.	(33,370)	(1,680,513)
Cie Financiere Richemont SA	(14,812)	(1,330,566)
CNH Industrial NV	(36,570)	(453,468)
Colgate-Palmolive Co.	(23,720)	(1,700,250)
Corning, Inc.	(42,970)	(1,198,004)
Digital Realty Trust, Inc.	(12,870)	(1,356,241)
Dril-Quip, Inc.[1]	(8,490)	(380,352)
Equity Residential	(11,150)	(687,063)
Fastenal Co.	(12,200)	(665,998)
Federal Realty Investment Trust	(3,670)	(426,124)
General Mills, Inc.	(29,420)	(1,325,665)
GlaxoSmithKline plc, Sponsored ADR	(7,990)	(312,169)
HP, Inc.	(37,110)	(813,451)
Intel Corp.	(33,020)	(1,719,682)
International Business Machines Corp.	(8,460)	(1,298,018)
Jones Lang LaSalle, Inc.	(11,170)	(1,950,729)
Kirby Corp.[1]	(10,030)	(771,808)
Koninklijke Ahold Delhaize NV	(86,028)	(2,039,837)
Neste OYJ	(11,009)	(767,832)
Novo Nordisk AS, Sponsored ADR	(20,520)	(1,010,610)
Pennsylvania Real Estate Investment Trust	(105,850)	(1,021,452)
Procter & Gamble Co. (The)	(18,620)	(1,476,194)
ResMed, Inc.	(12,230)	(1,204,288)
Rio Tinto plc, Sponsored ADR	(15,500)	(798,715)
RLJ Lodging Trust	(2,340)	(45,490)
Rowan Cos. plc, Cl. A1	(28,580)	(329,813)
Sanofi, ADR	(12,669)	(507,773)
SAP SE, Sponsored ADR	(12,230)	(1,286,107)
Southern Copper Corp.	(22,420)	(1,214,716)
Subsea 7 SA	(28,630)	(365,876)
Target Corp.	(15,670)	(1,087,968)
Transocean Ltd.[1]	(59,404)	(588,100)
W.W. Grainger, Inc.	(2,255)	(636,519)
Wacker Chemie AG	(4,511)	(741,216)
Weingarten Realty Investors	(16,480)	(462,758)
Western Union Co. (The)	(86,470)	(1,662,818)
William Demant Holding AS1	(31,862)	(1,186,312)

Total Securities Sold Short (Proceeds $42,380,484)		$(44,726,596)

Forward Currency Exchange Contracts as of March 31, 2018
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	06/2018	COP	18,688,000	USD	6,544	$124,288	$—
BAC	06/2018	MYR	24,195	USD	6,189	69,994	—
BAC	06/2018	USD	1,495	PLN	5,060	14,375	—
BOA	04/2018 - 05/2018	BRL	13,600	USD	4,085	29,072	—
BOA	06/2018	KRW	129,000	USD	121	325	—
BOA	04/2018	SGD	6,300	USD	4,782	23,398	—
BOA	06/2018	TWD	32,000	USD	1,105	4,110	—
BOA	04/2018	USD	2,045	BRL	6,800	—	14,588
BOA	06/2018	USD	5,104	CNH	32,380	—	37,866
BOA	06/2018	USD	8,975	GBP	6,400	—	37,563

8      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	06/2018	USD	4,649	PHP	244,000	$ 16,054	$ —
BOA	06/2018	USD	15,323	SGD	20,160	—	79,860
CITNA-B	06/2018	CZK	100	USD	5	—	22
CITNA-B	06/2018	RUB	242,600	USD	4,198	—	5,837
CITNA-B	06/2018	TRY	5,130	USD	1,284	—	16,263
CITNA-B	11/2018	USD	1,633	CNH	11,040	—	109,763
CITNA-B	06/2018	USD	6,429	ILS	21,960	135,436	—
CITNA-B	06/2018	USD	1,382	THB	43,000	2,946	—
DEU	06/2018	NOK	16,400	USD	2,132	—	33,951
GSCO-OT	04/2018	BRL	9,700	USD	2,918	19,756	—
GSCO-OT	04/2018	USD	2,908	BRL	9,700	—	29,732
HSBC	06/2018	CHF	3,820	USD	4,076	—	50,847
HSBC	06/2018	MXN	63,800	USD	3,381	81,487	—
HSBC	06/2018	USD	7,739	AUD	9,820	194,471	—
HSBC	05/2018	USD	11,712	EUR	9,500	—	12,135
HSBC	06/2018	USD	15,897	JPY	1,673,000	91,085	—
HSBC	05/2018 -06/2018	USD	8,218	MXN	156,300	—	288,079
HSBC	06/2018	USD	7,029	NZD	9,597	95,157	—
HSBC	04/2018 - 06/2018	USD	10,362	SEK	83,490	326,464	—
JPM	04/2018	BRL	16,500	USD	5,007	23,439	32,323
JPM	06/2018	CLP	3,909,000	USD	6,496	—	25,344
JPM	06/2018	EUR	3,932	USD	4,904	—	34,062
JPM	06/2018	IDR	73,802,000	USD	5,331	9,742	—
JPM	06/2018	INR	329,000	USD	5,007	127	—
JPM	06/2018	JPY	819,000	USD	7,774	—	32,412
JPM	04/2018 -07/2018	USD	7,854	BRL	26,200	—	58,619
JPM	06/2018	USD	11,024	CAD	14,400	—	171,074
JPM	04/2018 -06/2018	USD	6,417	EUR	5,150	51,607	798
JPM	06/2018	USD	1,908	JPY	201,000	7,955	—
JPM	04/2018	USD	4,629	SGD	6,300	—	176,302
JPM	06/2018	ZAR	35,960	USD	3,011	—	8,251

Total Unrealized Appreciation and Depreciation						$ 1,321,288	$ 1,255,691

Futures Contracts as of March 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
CBOE Volatility Index*	Buy	5/16/18	256	USD	4,886	$4,921,600	$	35,560
Euro-BONO	Sell	6/07/18	10	EUR	1,770	1,818,728		(48,738)
Euro-BTP	Sell	6/07/18	21	EUR	3,495	3,586,257		(91,755)
Euro-BUND	Buy	6/07/18	35	EUR	6,752	6,865,972		113,652
Euro-OAT	Sell	6/07/18	9	EUR	1,682	1,711,937		(29,911)
MSCI Emerging Market Index	Buy	6/15/18	161	USD	9,933	9,561,790		(371,390)
Nikkei 225 Index	Buy	6/07/18	10	JPY	2,015	1,993,327		(21,642)
S&P 500 E-Mini Index	Buy	6/15/18	311	USD	41,990	41,098,650		(891,706)
S&P/TSX 60 Index	Buy	6/14/18	6	CAD	854	843,870		(10,414)
SPI 200 Index	Buy	6/21/18	7	AUD	804	770,969		(32,540)
Stoxx Europe 600 Index	Buy	6/15/18	250	EUR	5,699	5,604,700		(94,766)
United States Treasury Long Bonds	Buy	6/20/18	110	USD	15,914	16,128,750		214,880
United States Treasury Nts., 10 yr.	Sell	6/20/18	188	USD	22,586	22,774,438		(188,314)
							$	(1,417,084)

* All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Centrally Cleared Credit Default Swaps at March 31, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY.28	Buy	5.000%	6/20/22	USD	2,030	$141,749	$(149,664)	$(7,915)
CDX.HY.29	Buy	5.000	12/20/22	USD	100	6,785	(6,690)	95
CDX.IG.28	Sell	1.000	6/20/22	USD	5,655	(102,346)	103,071	725
CDX.IG.28	Sell	1.000	6/20/22	USD	300	(5,377)	5,468	91
CDX.IG.29	Sell	1.000	12/20/22	USD	150	(3,751)	2,844	(907)
CDX.IG.29	Sell	1.000	12/20/22	USD	400	(8,143)	7,585	(558)
iTraxx.Main.27	Buy	1.000	6/20/22	EUR	5,040	107,520	(151,473)	(43,953)
iTraxx.Main.28	Buy	1.000	12/20/22	EUR	170	4,961	(4,850)	111
Neiman Marcus Group LLC (The)	Buy	5.000	12/20/20	USD	715	41,431	81,294	122,725

9     OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Penerbangan Malaysia Bhd	Buy	1.000%	12/20/22	USD	80	$1,620	$(1,236)	$384

Total Cleared Credit Default Swaps						$184,449	$(113,651)	$70,798

Over-the-Counter Credit Default Swaps at March 31, 2018
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.21	CITNA-B	Buy	5.000%	12/20/18	USD	1,125	$(34,531)	$(42,663)	$(77,194)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	253	141,398	(26,638)	114,760
CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD	74	40,610	(7,814)	32,796
CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD	1,125	(194,688)	(102,454)	(297,142)
CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD	318	211,133	(107,276)	103,857
Federation of Malaysia	BNP	Buy	1.000	6/20/21	USD	775	(22,856)	(13,910)	(36,766)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD	1,700	(110,693)	(28,482)	(139,175)
Federation of Malaysia	MOS-A	Buy	1.000	12/20/20	USD	1,700	(85,394)	(28,482)	(113,876)

Total Over-the-Counter Credit Default Swaps							$(55,021)	$(357,719)	$(412,740)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$6,505,000	$—	BBB+to BBB
Non-Investment Grade Corporate Debt Indexes	645,743	4,379,500	BB

Total	$7,150,743	$4,379,500

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at March 31, 2018
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
0998.HK-China Citic Bank Corp. Ltd., ORD H	GSCO-OT	Pay	One-Month USD BBA LIBOR minus 50 basis points	5/24/18	HKD	293	$1,426	$1,426
0998.HK-China Citic Bank Corp. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	2,801	(47,082)	(47,082)
1988.HK China Minsheng Banking Corp. Ltd.	GSCO-OT	Pay	One-Month USD BBA LIBOR minus 50 basis points	5/24/18	HKD	264	1,604	1,604
1988.HK-China Ninsheng Banking Corp. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	2,885	8,027	8,027
3328.HK-Bank of Communications Co. Ltd., ORD H	GSCO-OT	Pay	One-Month USD BBA LIBOR minus 50 basis points	5/24/18	HKD	328	869	869
3328.HK-Bank of Communications Co. Ltd., ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	3,403	(24,815)	(24,815)
3968.HK-China Merchants Bank, ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	3,791	(211,155)	(211,155)
3968.HK-China Merchants Bank, ORD H	GSCO-OT	Pay	One-Month USD BBA LIBOR minus 50 basis points	5/24/18	HKD	516	4,195	4,195
6818.HK-China Everbright Bank, ORD H	GSCOI	Pay	One-Month HKD HIBOR HKAB minus 50 basis points	5/24/18	HKD	1,478	(8,123)	(8,123)
6818.HK-China Everbright Bank, ORD H	GSCO-OT	Pay	One-Month USD BBA LIBOR minus 50 basis points	5/24/18	HKD	142	643	643

10      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
SPDR Blackston/GSO Senior Loan Exchange Traded Fund	GSCOI	Receive	One-Month USD BBA LIBOR plus 50 basis points	11/29/18	USD	60,537	$(685,427)	$(685,427)

Total Over-the-Counter Total Return Swaps							$(959,838)	$(959,838)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.28	Markit CDX High Yield Index
CDX.HY.29	Markit CDX High Yield Index
CDX.IG.28	Markit CDX Investment Grade Index
CDX.IG.29	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
EUR003M	EURIBOR 3 Month ACT/360
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks

11      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)

iTraxx.Main.27	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.28	Credit Default Swap Trading Index for a Specific Basket of Securities
LIBOR03M	ICE LIBOR USD 3 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
MM	Money Market Reference Rate
MSCI	Morgan Stanley Capital International
OAT	French Government Bonds
S&P	Standard & Poor’s
T-BILL 1MO	US Treasury Bill 1 Month
T-BILL 3MO	US Treasury Bill 3 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month

12      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 21,023 shares with net assets of $10,699,624 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing

13      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,584,272	$87,059	$66	$2,671,397
Consumer Staples	5,065,534	—	—	5,065,534
Energy	6,501,193	—	—	6,501,193
Financials	23,617,875	10,729,234	—	34,347,109
Health Care	12,213,870	1,047,716	108	13,261,694
Industrials	14,609,532	—	—	14,609,532
Information Technology	15,054,629	—	—	15,054,629
Materials	4,801,495	—	—	4,801,495
Telecommunication Services	3,086,772	—	—	3,086,772
Utilities	1,707,556	—	—	1,707,556
Preferred Stocks	—	828,925	—	828,925
Rights, Warrants and Certificates	32,625	—	—	32,625
Asset-Backed Securities	—	10,251,673	—	10,251,673

14      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Mortgage-Backed Obligation	$—	$2,307,539	$—	$2,307,539
Foreign Government Obligations	—	14,589,828	—	14,589,828
Non-Convertible Corporate Bonds and Notes	—	9,344,046	—	9,344,046
Corporate Loans	—	13,140,554	—	13,140,554
Event-Linked Bonds	—	52,977,877	175,000	53,152,877
Short-Term Notes	—	59,409,654	—	59,409,654
Investment Companies	133,591,865	—	—	133,591,865
Exchange-Traded Option Purchased	5,200	—	—	5,200
Over-the-Counter Options Purchased	—	50,052	—	50,052
Over-the-Counter Interest Rate Swaptions Purchased	—	346,744	—	346,744

Total Investments, at Value	222,872,418	175,110,901	175,174	398,158,493
Other Financial Instruments:
Swaps, at value	—	16,764	—	16,764
Centrally cleared swaps, at value	—	200,262	—	200,262
Futures contracts	364,092	—	—	364,092
Forward currency exchange contracts	—	1,321,288	—	1,321,288

Total Assets	$223,236,510	$176,649,215	$175,174	$400,060,899

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(37,865,979)	$(6,860,617)	$—	$(44,726,596)
Other Financial Instruments:
Swaps, at value	—	(1,334,321)	—	(1,334,321)
Centrally cleared swaps, at value	—	(313,913)	—	(313,913)
Futures contracts	(1,781,176)	—	—	(1,781,176)
Forward currency exchange contracts	—	(1,255,691)	—	(1,255,691)

Total Liabilities	$(39,647,155)	$(9,764,542)	$—	$(49,411,697)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/
depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Common Stocks
Health Care	$(6,273)	$6,273
Information Technology	(2)	2

Total Assets	$(6,275)	$6,275

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

15      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$2,404,463

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

16      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$5,761
Market Value	$–
Market Value as % of Net Assets	0.00%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

17      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $116,932,111 and $181,392,291, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $85,994,929 and $66,449,016 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the

18      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $136,984 and $23,109 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $32,547 and $42,853 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract

19      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $25,196,535 and $6,813,243 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $20,030,548 and $20,073,853 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no interest rate swap agreements outstanding.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $64,283,883 and $10,663,553 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund may enter into volatility/variance swaps to increase or decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to either pay the measured volatility, or price variance or the fixed rate payment then receive a fixed rate payment or the measured volatility or price variance. If the measured volatility of the related reference investment increases over the period, the measured volatility payment will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the fixed rate swap payment will appreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $42,150 and $22,685 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no volatility swap agreements outstanding.

20      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $311,046 on purchased swaptions.

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $50,763.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant

21      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Borrowing and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $59,946,460. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

22      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Shares	Value
Common Stocks—99.2%
Consumer Discretionary—23.2%
Auto Components—4.9%
Continental AG	38,215	$ 10,555,941
Koito Manufacturing Co. Ltd.	128,600	9,017,353
Valeo SA	140,423	9,286,086
		28,859,380
Automobiles—3.6%
Bayerische Motoren Werke AG	55,421	6,014,583
Hero MotoCorp Ltd.	156,449	8,536,381
Subaru Corp.	196,700	6,510,468
		21,061,432
Hotels, Restaurants & Leisure—3.3%
Carnival Corp.	142,348	9,335,182
Domino’s Pizza Group plc	1,033,414	4,795,480
Whitbread plc	96,856	5,041,286
		19,171,948
Household Durables—1.3%
SEB SA1	39,200	7,493,190
Internet & Catalog Retail—0.4%
JD.com, Inc., ADR[1]	59,905	2,425,553
Media—2.2%
ProSiebenSat.1 Media SE	186,506	6,468,754
SES SA, Cl. A, FDR	370,420	5,018,420
Technicolor SA	701,720	1,188,887
		12,676,061
Multiline Retail—1.0%
Dollarama, Inc.	47,814	5,811,089
Specialty Retail—1.7%
Industria de Diseno Textil SA	95,837	3,003,736
Nitori Holdings Co. Ltd.	39,900	6,983,210
		9,986,946
Textiles, Apparel & Luxury Goods—4.8%
Cie Financiere Richemont SA	68,686	6,170,083
Hermes International	12,336	7,314,490
LVMH Moet Hennessy Louis Vuitton SE	26,670	8,224,735
Pandora AS	58,612	6,353,396
		28,062,704
Consumer Staples—11.8%
Beverages—2.3%
Heineken NV	62,355	6,710,787
Pernod Ricard SA	40,220	6,700,026
		13,410,813
Food & Staples Retailing—3.0%
Alimentation Couche-Tard, Inc., Cl. B	114,509	5,125,730
CP ALL PCL	2,674,900	7,470,590
SPAR Group Ltd. (The)	305,395	5,223,667
		17,819,987
Food Products—3.8%
Barry Callebaut AG	3,171	6,198,353
Saputo, Inc.	202,672	6,504,822
Unilever plc	82,940	4,608,702
WH Group Ltd.[2]	4,730,500	5,084,794
		22,396,671
Household Products—1.6%
Reckitt Benckiser Group plc	106,994	9,066,552
Tobacco—1.1%
Swedish Match AB	137,076	6,231,655
Energy—1.3%
Energy Equipment & Services—0.6%
TechnipFMC plc	122,712	3,574,075

	Shares	Value
Oil, Gas & Consumable Fuels—0.7%
Koninklijke Vopak NV	80,123	$ 3,936,426
Financials—6.6%
Capital Markets—2.4%
NEX Group plc	484,551	6,676,686
TP ICAP plc	640,801	4,020,808
UBS Group AG1	197,906	3,484,766
		14,182,260
Commercial Banks—1.3%
ICICI Bank Ltd., Sponsored ADR	855,153	7,568,104
Consumer Finance—0.8%
Prosegur Cash SA2	1,445,454	4,350,929
Insurance—1.0%
Prudential plc	241,494	6,036,703
Real Estate Management & Development—1.1%
Scout24 AG2	139,251	6,491,967
Health Care—10.2%
Biotechnology—2.6%
CSL Ltd.	62,900	7,563,506
Grifols SA	275,586	7,806,020
		15,369,526
Health Care Equipment & Supplies—3.2%
Essilor International Cie Generale d’Optique SA	39,463	5,327,068
Siemens Healthineers AG1,2	33,032	1,357,517
Sonova Holding AG	31,128	4,947,776
William Demant Holding AS1	185,841	6,919,387
		18,551,748
Life Sciences Tools & Services—1.1%
Lonza Group AG1	26,645	6,285,256
Pharmaceuticals—3.3%
Bayer AG	57,524	6,504,418
Novo Nordisk AS, Cl. B	163,150	8,027,701
Roche Holding AG	21,682	4,972,981
		19,505,100
Industrials—16.5%
Aerospace & Defense—1.2%
Airbus SE	59,830	6,922,553
Commercial Services & Supplies—2.3%
Edenred	197,284	6,864,742
Prosegur Cia de Seguridad SA	860,814	6,617,776
		13,482,518
Construction & Engineering—0.8%
Boskalis Westminster	161,433	4,732,596
Electrical Equipment—2.9%
Legrand SA	83,350	6,541,758
Melrose Industries plc	390,850	1,268,536
Nidec Corp.	60,000	9,203,750
		17,014,044
Machinery—5.1%
Aalberts Industries NV	143,371	7,319,701
Atlas Copco AB, Cl. A	168,785	7,312,020
Kubota Corp.	353,500	6,229,637
VAT Group AG1,2	36,941	6,217,184
Weir Group plc (The)	85,037	2,383,386
		29,461,928
Professional Services—0.7%
Intertek Group plc	65,380	4,279,447
Trading Companies & Distributors—3.5%
Brenntag AG	90,746	5,400,415
Bunzl plc	266,949	7,851,947
Ferguson plc	47,300	3,557,877

1      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Trading Companies & Distributors (Continued)
Travis Perkins plc	208,072	$3,606,576
		20,416,815

Information Technology—22.8%
Communications Equipment—1.4%
Nokia OYJ	1,417,277	7,834,213

Electronic Equipment, Instruments, & Components—4.8%
Hitachi Ltd.	910,000	6,638,849
Hoya Corp.	113,793	5,762,885
Keyence Corp.	17,412	10,898,783
Spectris plc	129,255	4,892,492
		28,193,009
Internet Software & Services—1.9%
Baidu, Inc., Sponsored ADR[1]	28,440	6,347,524
United Internet AG	76,605	4,824,428
		11,171,952
IT Services—2.7%
Amadeus IT Group SA	82,813	6,122,151
Atos SE	57,060	7,812,472
Cielo SA	315,400	1,976,594
		15,911,217
Semiconductors & Semiconductor Equipment—7.0%
ams AG1	81,992	8,583,524
ASML Holding NV	45,501	9,002,234
Infineon Technologies AG	538,473	14,425,706
STMicroelectronics NV	411,080	9,122,871
		41,134,335
Software—5.0%
Dassault Systemes SE	53,497	7,277,253
SAP SE	107,020	11,199,221

	Shares	Value
Software (Continued)
Temenos Group AG	89,580	$10,748,976
		29,225,450
Materials—4.1%
Chemicals—2.2%
Essentra plc	459,792	2,736,481
Novozymes AS, Cl. B	89,913	4,656,153
Sika AG	691	5,416,194
		12,808,828
Construction Materials—0.6%
James Hardie Industries plc	196,500	3,471,522
Containers & Packaging—1.3%
CCL Industries, Inc., Cl. B	149,083	7,526,183
Telecommunication Services—2.7%
Diversified Telecommunication Services—2.7%
Iliad SA	24,770	5,127,027
Nippon Telegraph & Telephone Corp.	232,400	10,796,057
		15,923,084
Total Common Stocks (Cost $360,102,218)		579,835,769
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum.
Non-Cv., 6.00% (Cost $—)	599,541	69,310
Investment Company—0.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[3,4] (Cost $3,104,450)	3,104,450	3,104,450
Total Investments, at Value (Cost $363,206,668)	99.7%	583,009,529
Net Other Assets (Liabilities)	0.3	1,976,715
Net Assets	100.0%	$584,986,244

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $23,502,391 or 4.02% of the Fund’s net assets at period end.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	1,843,768	41,104,034	39,843,352	3,104,450

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$3,104,450	$18,649	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
France	$91,098,708	15.6%
United Kingdom	74,397,034	12.8
Germany	73,242,951	12.6
Japan	72,040,991	12.4
Switzerland	63,564,439	10.9
Netherlands	31,701,743	5.4
Spain	27,900,612	4.8
Denmark	25,956,636	4.4
Canada	24,967,824	4.3
India	16,173,795	2.8
Sweden	13,543,675	2.3
United States	12,439,632	2.1
China	8,773,077	1.5
Austria	8,583,524	1.5
Finland	7,834,213	1.3
Australia	7,563,507	1.3

2      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Geographic Holdings (Continued)	Value	Percent
Thailand	$ 7,470,590	1.3%
South Africa	5,223,668	0.9
Hong Kong	5,084,794	0.9
Ireland	3,471,522	0.6
Brazil	1,976,594	0.3

Total	$ 583,009,529	100.0%

3      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

4      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$25,065,014	$110,483,289	$—	$ 135,548,303
Consumer Staples	11,630,552	57,295,126	—	68,925,678
Energy	—	7,510,501	—	7,510,501
Financials	7,568,104	31,061,859	—	38,629,963
Health Care	—	59,711,630	—	59,711,630
Industrials	—	96,309,901	—	96,309,901
Information Technology	6,347,524	127,122,652	—	133,470,176
Materials	7,526,183	16,280,350	—	23,806,533
Telecommunication Services	—	15,923,084	—	15,923,084
Preferred Stock	69,310	—	—	69,310
Investment Company	3,104,450	—	—	3,104,450

Total Assets	$61,311,137	$521,698,392	$—	$ 583,009,529

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/18/2018